SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 29, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of April 1, 1999, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1999-S11)


              Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                   333-57481          75-2006294
(State or Other Jurisdic(Commission       (I.R.S. Employer
of Incorporation)             File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of April 1, 1999, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                               By:
                               Name:  Randy Van Zee
                               Title: Vice President


Dated: April 29, 1999

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                              By:    /s/ Randy Van Zee
                              Name:  Randy Van Zee
                              Title: Vice President


Dated: April 29, 1999

                                   EXHIBITS

[

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of April 1, 1999



                       Mortgage Pass-Through Certificates

                                 Series 1999-S11

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS



Section 1.01.  Definitions   .................................................................................................3
               Accrued Certificate Interest...................................................................................3
               Adjusted Mortgage Rate.........................................................................................4
               Advance       .................................................................................................4
               Affiliate     .................................................................................................4
               Agreement     .................................................................................................4
               Amount Held for Future Distribution............................................................................4
               Appraised Value................................................................................................4
               Assignment    .................................................................................................4
               Assignment Agreement...........................................................................................5
               Available Distribution Amount..................................................................................5
               Bankruptcy Amount..............................................................................................5
               Bankruptcy Code................................................................................................6
               Bankruptcy Loss................................................................................................6
               Book-Entry Certificate.........................................................................................6
               Business Day  .................................................................................................6
               Buydown Funds .................................................................................................6
               Buydown Mortgage Loan..........................................................................................6
               Cash Liquidation...............................................................................................6
               Certificate   .................................................................................................7
               Certificate Account............................................................................................7
               Certificate Account Deposit Date...............................................................................7
               Certificateholder or Holder....................................................................................7
               Certificate Owner..............................................................................................7
               Certificate Principal Balance..................................................................................7
               Certificate Register and Certificate Registrar.................................................................8
               Class         .................................................................................................8
               Class A Certificate............................................................................................8
               Class A-P Collection Shortfall.................................................................................9
               Class A-P Principal Distribution Amount........................................................................9
               Class B Certificate............................................................................................9
               Class B Percentage.............................................................................................9
               Class B-1 Percentage...........................................................................................9
               Class B-1 Prepayment Distribution Trigger......................................................................9
               Class B-2 Percentage...........................................................................................9
               Class B-2 Prepayment Distribution Trigger......................................................................9
               Class B-3 Percentage...........................................................................................9
               Class B-3 Prepayment Distribution Trigger.....................................................................10


                                        i



                                                                                                                          Page

               Class M Certificate.............................................................................................10
               Class M Percentage..............................................................................................10
               Class M-1 Percentage............................................................................................10
               Class M-2 Percentage............................................................................................10
               Class M-2 Prepayment Distribution Trigger.......................................................................10
               Class M-3 Percentage............................................................................................10
               Class M-3 Prepayment Distribution Trigger.......................................................................11
               Class R Certificate.............................................................................................11
               Closing Date  ..................................................................................................11
               Code          ..................................................................................................11
               Compensating Interest...........................................................................................11
               Corporate Trust Office..........................................................................................11
               Credit Support Depletion Date...................................................................................11
               Curtailment   ..................................................................................................11
               Custodial Account...............................................................................................11
               Custodial Agreement.............................................................................................12
               Custodian     ..................................................................................................12
               Cut-off Date  ..................................................................................................12
               Cut-off Date Principal Balance..................................................................................12
               DCR           ..................................................................................................12
               Debt Service Reduction..........................................................................................12
               Defaulted Mortgage Loss.........................................................................................12
               Deficient Valuation.............................................................................................12
               Definitive Certificate..........................................................................................12
               Deleted Mortgage Loan...........................................................................................12
               Delinquent    ..................................................................................................12
               Depository    ..................................................................................................13
               Depository Participant..........................................................................................13
               Destroyed Mortgage Note.........................................................................................13
               Determination Date..............................................................................................13
               Discount Fraction...............................................................................................13
               Discount Mortgage Loan..........................................................................................13
               Disqualified Organization.......................................................................................13
               Distribution Date...............................................................................................14
               Due Date      ..................................................................................................14
               Due Period    ..................................................................................................14
               Eligible Account................................................................................................14
               Eligible Funds..................................................................................................14
               ERISA         ..................................................................................................15
               Event of Default................................................................................................15
               Excess Bankruptcy Loss..........................................................................................15
               Excess Fraud Loss...............................................................................................15
               Excess Special Hazard Loss......................................................................................15
               Excess Subordinate Principal Amount.............................................................................15
               Extraordinary Events............................................................................................15


                                                                                             2



                                                                                                                            Page

               Extraordinary Losses...........................................................................................16
               FDIC          .................................................................................................16
               FHLMC         .................................................................................................16
               Final Distribution Date........................................................................................16
               Fitch         .................................................................................................16
               FNMA          .................................................................................................16
               Foreclosure Profits............................................................................................16
               Fraud Loss Amount..............................................................................................17
               Fraud Losses  .................................................................................................17
               Independent   .................................................................................................17
               Indirect Depository Participant................................................................................17
               Initial Certificate Principal Balance..........................................................................17
               Initial Monthly Payment Fund...................................................................................17
               Initial Notional Amount........................................................................................17
               Insurance Proceeds.............................................................................................18
               Insurer       .................................................................................................18
               Interest Accrual Period........................................................................................18
               Junior Certificateholder.......................................................................................18
               Junior Class of Certificates...................................................................................18
               Late Collections...............................................................................................18
               Liquidation Proceeds...........................................................................................18
               Loan-to-Value Ratio............................................................................................18
               Lockout Prepayment Percentage..................................................................................18
               Maturity Date .................................................................................................19
               Modified Mortgage Loan.........................................................................................19
               Modified Net Mortgage Rate.....................................................................................19
               Monthly Payment................................................................................................19
               Moody's       .................................................................................................19
               Mortgage      .................................................................................................19
               Mortgage File .................................................................................................19
               Mortgage Loan Schedule.........................................................................................19
               Mortgage Loans.................................................................................................20
               Mortgage Note .................................................................................................20
               Mortgage Rate .................................................................................................20
               Mortgaged Property.............................................................................................20
               Mortgagor     .................................................................................................20
               Net Mortgage Rate..............................................................................................20
               Non-Discount Mortgage Loan.....................................................................................21
               Non-Primary Residence Loans....................................................................................21
               Non-United States Person.......................................................................................21
               Nonrecoverable Advance.........................................................................................21
               Nonsubserviced Mortgage Loan...................................................................................21
               Notional Amount................................................................................................21
               Officers' Certificate..........................................................................................21
               Opinion of Counsel.............................................................................................21


                                                                                             3



                                                                                                                           Page

               Original Senior Percentage...................................................................................21
               Outstanding Mortgage Loan....................................................................................21
               Ownership Interest...........................................................................................22
               Pass-Through Rate............................................................................................22
               Paying Agent  ...............................................................................................22
               Percentage Interest..........................................................................................22
               Permitted Investments........................................................................................23
               Permitted Transferee.........................................................................................24
               Person        ...............................................................................................24
               Pool Stated Principal Balance................................................................................24
               Pool Strip Rate..............................................................................................24
               Prepayment Assumption........................................................................................24
               Prepayment Distribution Percentage...........................................................................24
               Prepayment Distribution Trigger..............................................................................26
               Prepayment Interest Shortfall................................................................................26
               Prepayment Lockout Certificates..............................................................................26
               Prepayment Period............................................................................................26
               Primary Insurance Policy.....................................................................................26
               Principal Prepayment.........................................................................................26
               Principal Prepayment in Full.................................................................................26
               Program Guide ...............................................................................................26
               Purchase Price...............................................................................................26
               Qualified Substitute Mortgage Loan...........................................................................27
               Rating Agency ...............................................................................................27
               Realized Loss ...............................................................................................28
               Record Date   ...............................................................................................28
               REMIC         ...............................................................................................28
               REMIC Administrator..........................................................................................28
               REMIC Provisions.............................................................................................28
               REO Acquisition..............................................................................................29
               REO Disposition..............................................................................................29
               REO Imputed Interest.........................................................................................29
               REO Proceeds  ...............................................................................................29
               REO Property  ...............................................................................................29
               Request for Release..........................................................................................29
               Required Insurance Policy....................................................................................29
               Residential Funding..........................................................................................29
               Responsible Officer..........................................................................................29
               Schedule of Discount Fractions...............................................................................29
               Seller        ...............................................................................................30
               Seller's Agreement...........................................................................................30
               Senior Accelerated Distribution Percentage...................................................................30
               Senior Certificates..........................................................................................31
               Senior Interest Distribution Amount..........................................................................31
               Senior Percentage............................................................................................31


                                                                                             4



                                                                                                                            Page

               Senior Principal Distribution Amount............................................................................31
               Servicing Accounts..............................................................................................31
               Servicing Advances..............................................................................................31
               Servicing Fee ..................................................................................................32
               Servicing Modification..........................................................................................32
               Servicing Officer...............................................................................................32
               Special Hazard Amount...........................................................................................32
               Special Hazard Loss.............................................................................................33
               Standard & Poor's...............................................................................................33
               Stated Principal Balance........................................................................................33
               Subclass      ..................................................................................................33
               Subclass Notional Amount........................................................................................33
               Subordinate Percentage..........................................................................................33
               Subordinate Principal Distribution Amount.......................................................................33
               Subserviced Mortgage Loan.......................................................................................34
               Subservicer   ..................................................................................................34
               Subservicer Advance.............................................................................................34
               Subservicing Account............................................................................................34
               Subservicing Agreement..........................................................................................34
               Subservicing Fee................................................................................................34
               Tax Returns   ..................................................................................................34
               Transfer      ..................................................................................................35
               Transferee    ..................................................................................................35
               Transferor    ..................................................................................................35
               Trust Fund    ..................................................................................................35
               Uncertificated Accrued Interest.................................................................................35
               Uncertificated Notional Amount..................................................................................36
               Uncertificated Pass-Through Rate................................................................................36
               Uncertificated REMIC Regular Interests..........................................................................36
               Uncertificated REMIC Regular Interest Pool Strip Rate...........................................................36
               Uncertificated REMIC Regular Interest Distribution Amount.......................................................36
               Uniform Single Attestation Program for Mortgage Bankers.........................................................36
               Uninsured Cause.................................................................................................36
               United States Person............................................................................................36
               Voting Rights ..................................................................................................36

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans....................................................................................38
Section 2.02.  Acceptance by Trustee...........................................................................................41
Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the
               Company.........................................................................................................43


                                                                                      5



                                                                                                                             Page

Section 2.04.  Representations and Warranties of Sellers.......................................................................47
Section 2.05.  Execution and Authentication of Certificates....................................................................49

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer..............................................................................50
Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;
               Enforcement of Subservicers' and Sellers' Obligations...........................................................51
Section 3.03.  Successor Subservicers..........................................................................................52
Section 3.04.  Liability of the Master Servicer................................................................................52
Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..............................................................................................53
Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.................................................53
Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial
               Account.........................................................................................................53
Section 3.08.  Subservicing Accounts; Servicing Accounts.......................................................................56
Section 3.09.  Access to Certain Documentation and Information Regarding the
               Mortgage Loans..................................................................................................57
Section 3.10.  Permitted Withdrawals from the Custodial Account................................................................58
Section 3.11.  Maintenance of the Primary Insurance Policies; Collections Thereunder...........................................60
Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage...............................................60
Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification
               Agreements; Certain Assignments.................................................................................62
               -------------------------------
Section 3.14.  Realization Upon Defaulted Mortgage Loans.......................................................................64
               -----------------------------------------
Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.................................................................66
               -----------------------------------------------
Section 3.16.  Servicing and Other Compensation; Compensating Interest.........................................................68
               -------------------------------------------------------
Section 3.17.  Reports to the Trustee and the Company..........................................................................69
               --------------------------------------
Section 3.18.  Annual Statement as to Compliance...............................................................................69
               ---------------------------------
Section 3.19.  Annual Independent Public Accountants' Servicing Report.........................................................69
               -------------------------------------------------------
Section 3.20.  Rights of the Company in Respect of the Master Servicer.........................................................70
               -------------------------------------------------------
Section 3.21.  Administration of Buydown Funds.................................................................................70
               -------------------------------

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account............................................................................................72
Section 4.02.  Distributions .................................................................................................72
Section 4.03.  Statements to Certificateholders...............................................................................81
Section 4.04.  Distribution of Reports to the Trustee and the Company; Advances by the
               Master Servicer................................................................................................83
Section 4.05.  Allocation of Realized Losses..................................................................................85


                                                                                      6



                                                                                                                             Page

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property...................................................86
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans...................................................................86
Section 4.08.  Distributions on the Uncertificated REMIC Regular Interests.....................................................87
Section 4.09   Compliance with Withholding Requirements........................................................................88

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates................................................................................................89
               ----------------
Section 5.02.  Registration of Transfer and Exchange of Certificates...........................................................91
               -----------------------------------------------------
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates...............................................................97
               -------------------------------------------------
Section 5.04.  Persons Deemed Owners...........................................................................................97
               ---------------------
Section 5.05.  Appointment of Paying Agent.....................................................................................97
               ---------------------------
Section 5.06.  Optional Purchase of Certificates...............................................................................98
               ---------------------------------

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer..................................................100
Section 6.02.  Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer...............................................100
Section 6.03.  Limitation on Liability of the Company, the Master Servicer and Others.........................................101
Section 6.04.  Company and Master Servicer Not to Resign......................................................................102

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default..............................................................................................103
Section 7.02.  Trustee or Company to Act; Appointment of Successor............................................................105
Section 7.03.  Notification to Certificateholders.............................................................................106
Section 7.04.  Waiver of Events of Default....................................................................................106

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee..............................................................................................107
               -----------------
Section 8.02.  Certain Matters Affecting the Trustee..........................................................................109
               -------------------------------------
Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans..........................................................110
               -----------------------------------------------------
Section 8.04.  Trustee May Own Certificates...................................................................................110
               ----------------------------
Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification............................................110
               -------------------------------------------------------------------
Section 8.06.  Eligibility Requirements for Trustee...........................................................................111
               ------------------------------------


                                                                                      7



                                                                                                                         Page

Section 8.07.  Resignation and Removal of the Trustee........................................................................112
               --------------------------------------
Section 8.08.  Successor Trustee.............................................................................................113
               -----------------
Section 8.09.  Merger or Consolidation of Trustee............................................................................113
               ----------------------------------
Section 8.10.  Appointment of Co-Trustee or Separate Trustee.................................................................114
               ---------------------------------------------
Section 8.11.  Appointment of Custodians.....................................................................................115
               -------------------------
Section 8.12.  Appointment of Office or Agency...............................................................................115
               -------------------------------

                                   ARTICLE IX

                                   TERMINATION

Section 9.01.  Termination Upon Purchase by the Master Servicer or the Company or
               Liquidation of All Mortgage Loans.............................................................................116
Section 9.02.  Additional Termination Requirements...........................................................................118

                                    ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration..........................................................................................120
Section 10.02.  Master Servicer, REMIC Administrator and Trustee Indemnification.............................................123

                                   ARTICLE XI

                                   [Reserved]


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01. Amendment     .................................................................................................126
Section 12.02. Recordation of Agreement; Counterparts.........................................................................128
Section 12.03. Limitation on Rights of Certificateholders.....................................................................129
Section 12.04. Governing Law .................................................................................................130
Section 12.05. Notices       .................................................................................................130
Section 12.06. Notices to Rating Agency.......................................................................................130
Section 12.07. Severability of Provisions.....................................................................................131
Section 12.08. Supplemental Provisions for Resecuritization...................................................................131


Page

                                    EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J-1:   Form of Investor Representation Letter
Exhibit J-2:   Form of ERISA Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment Representation Letter
Exhibit M:     Text of Amendment to Pooling and Servicing Agreement Pursuant
               to Section 12.01(e) for a Limited Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit P:     Schedule of Discount Fractions
Exhibit Q:     Form of Request for Exchange

               This is a Pooling and Servicing Agreement, dated as of April 1, 1999, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

               The Company  intends to sell mortgage  pass-through  certificates
(collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 Certificates and the Uncertificated REMIC Regular Interests will be "regular interests" in the Trust Fund and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund in each case for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

               The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.


Designation   Pass-Through  Aggregate Initial
                 Rate           Certificate                                                 Initial Initial
                                 Principal                                       Maturity   Ratings  Ratings
                                 Balance                 Features                  Date        S&P  DCR
Class A-1         6.50%     $ 210,900,000.00
Class A-2         6.50%     $  14,422,190.00              Senior                April 25, 2029  AAA  AAA
Class A-3         6.50%     $  25,035,810.00     Prepayment Lockout/Senior      April 25, 2029  AAA  AAA
Class A-P         0.00%     $     240,523.79       Principal Only/Senior        April 25, 2029  AAAr AAA
Class A-V     Variable Rate $           0.00Variable Strip/Interest Only/Senior April 25, 2029  AAAr AAA
Class R           6.50%     $         100.00             Residual               April 25, 2029  AAA  AAA
Class M-1         6.50%     $   5,351,300.00             Mezzanine              April 25, 2029  N/A   AA
Class M-2         6.50%     $   2,218,900.00             Mezzanine              April 25, 2029  N/A   A
Class M-3         6.50%     $     913,700.00             Mezzanine              April 25, 2029  N/A  BBB
Class B-1         6.50%     $     913,700.00            Subordinate             April 25, 2029  N/A   BB
Class B-2         6.50%     $     391,600.00            Subordinate             April 25, 2029  N/A   B
Class B-3         6.50%     $     652,679.06            Subordinate             April 25, 2029  N/A  N/A



               The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $261,040,502.85. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years. In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Section 1.01.  Definitions.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accrued Certificate  Interest:  With respect to each Distribution
Date, as to any Class A Certificate (other than the Class A-P and Class A-V Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-V Certificates (other than any Subclass of the Class A-V Certificates), one month's interest accrued at the related Pass-Through Rate on the related Notional Amount thereof, or, as to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), one month's interest accrued at the related Pass-Through Rate on the related Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05. The Class A-P Certificates shall not be entitled to any Accrued Certificate Interest.

               Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

               Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

               Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

               Assignment Agreement: The Assignment and Assumption Agreement, dated April 29, 1999, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

               Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a), (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e) and (v) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

               Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
(A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                                (A)  the   greater  of  (i)  0.0006   times  the
               aggregate  principal  balance  of all the  Mortgage  Loans in the
               Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio greater than 80% that would result if the Net Mortgage Rate thereof was equal to the greater of (I) 5% or (II) the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,
over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

               The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

               Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

               Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

               Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master

  16069-00536
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Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

               Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1999-S11" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               Certificate Principal Balance: With respect to each Class A Certificate (other than the Class A-V Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus
(ii) the sum of (a) with respect to each such Certificate, the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (b) the aggregate of all reductions in the Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in the Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-V Certificates (or any Subclass thereof) will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

               Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

               Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates.

               Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

     Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

               Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

               Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.75%.

               Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

               Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

     Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate

Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

               Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

               Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.95%.

               Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

               Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.10%.

               Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

               Closing Date:  April 29, 1999.

               Code:  The Internal Revenue Code of 1986.

               Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1999-S11.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

               Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement.

               Cut-off Date: April 1, 1999.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     DCR: Duff & Phelps Credit Rating Company, or its successor in interest.

               Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

               Defaulted Mortgage Loss: With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property or any interest shortfalls not covered by the subordination described in Section 4.05, including interest that is not covered by the subordination described in Section 4.05, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations as in effect from time to time.

               Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               Delinquent:  As used herein, a Mortgage Loan is considered to be:
"30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

               Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

               Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

               Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to
Section 3.07(a)) for such Mortgage Loan and the denominator of which is 6.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

               Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.50% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

     Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

               Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

               Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Principal Only Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

     ERISA: The Employment Retirement Income Security Act of 1974, as amended.

               Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

               Excess  Subordinate   Principal  Amount:   With  respect  to  any
Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in
Section 4.02(b)(i)(E) hereof.

               Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                                (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                                (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                                (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

                                (d) any weapon of war employing  atomic  fission
               or radioactive force whether in time of peace or war; or

                                (e) insurrection,  rebellion,  revolution, civil
               war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

               FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

               Fitch:  Fitch IBCA, Inc. or its successor in interest.

               FNMA:   Federal  National  Mortgage   Association,   a  federally
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

               Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

               Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off Date, an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

               The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

               Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

               Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

               Initial Monthly Payment Fund:  As defined in Section 2.01(f).

     Initial Notional Amount: With respect to the Class A-V Certificates, the Cut-off Date Principal Balance of the Mortgage Loans.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest Accrual Period: With respect to any Certificate, the calendar month preceding the month in which such Distribution Date occurs.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

               Junior Class of Certificates: The Class of Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section  4.07  herein  that has the latest  priority  for  payments  pursuant to
Section 4.02.

               Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

               Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in May 2004 will be 0%. The Lockout Prepayment Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.


               Maturity Date: Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the latest possible maturity date of each "regular interest" in the Trust Fund would be reduced to zero, which is April 25, 2029.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

               Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

               Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

               Mortgage: With respect to each Mortgage Note, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)      the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

               (iii)    the maturity of the Mortgage Note ("MATURITY DATE");

               (iv)     the Mortgage Rate ("ORIG RATE");

               (v)      the Subservicer pass-through rate ("CURR NET");

               (vi)     the Net Mortgage Rate ("NET MTG RT");

               (vii)    the Pool Strip Rate ("SPREAD");

               (viii)   the  initial   scheduled   monthly   payment  of
                        principal,  if any, and interest  ("ORIGINAL P &
                        I");

               (ix)     the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (x)      the Loan-to-Value Ratio at origination ("LTV");

               (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

               (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

               (xiii)   a  code  "N"  under  the  column   "OCCP  CODE,"
                        indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

               Mortgagor:  The obligor on a Mortgage Note.

               Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

               Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee promptly following such determination.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

               Notional Amount: As of any Distribution Date, with respect to the Class A-V Certificates, the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such date.

               Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

               Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 96.00% as of the Closing Date.

               Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-P Certificates and Class A-V Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Corresponding Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.3323% per annum. With respect to any Subclass of the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of such Certificate (or with respect to the initial Distribution Date, at the close of business on the Cutoff Date). The Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

               Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount thereof (in the case of any Class A-V Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

               Permitted Investments:  One or more of the following:

                                (i) obligations of or guaranteed as to principal
               and   interest   by  the   United   States   or  any   agency  or
               instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                                (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                                (iii) federal  funds,  certificates  of deposit,
               demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                                (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

                                (v)  a  money   market   fund  or  a   qualified
               investment fund rated by each Rating Agency in its highest long-term rating available; and

                                (vi) other  obligations  or securities  that are
               acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1+ by Standard & Poor's, P-1 by Moody's or D-1 by DCR.

               Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, any "electing large partnership" as defined in Section 775(a) of the Code, or a NonUnited States Person.

               Person: Any individual, corporation,  partnership, joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

               Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

               Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan on the Cut-off Date over (b) 6.50% per annum.

               Prepayment Assumption: A prepayment assumption of 275% of the prepayment speed assumption, used for determining the accrual of original issue discount, market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6.00% per annum rate of prepayment thereafter for the life of the mortgage loans.

               Prepayment   Distribution   Percentage:   With   respect  to  any
Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

     (i) For any Distribution Date prior to the Distribution Date in May 2004 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-P Certificates, have been reduced to zero), 0%;

     (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

          (a) in the case of the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class

     B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

               (b) in the case of each other Class of Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                                (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

               Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

               Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     Prepayment Lockout Certificates: Each of the Class A-3 Certificates.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

               Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

               Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

               Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

               Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections
2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Class A-V Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

               Rating Agency: DCR and Standard & Poor's with respect to the Class A, and Class R Certificates and DCR with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

               Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to the Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification:
(i) to the extent constituting a reduction of the principal balance of such Mortgage Loan, the amount of such reduction; and (ii) to the extent constituting a reduction of the interest rate borne by the Mortgage Note, and with respect to each respective Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received, the amount of such reduction of the interest portion thereof. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

               Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC   Administrator:   Residential  Funding   Corporation.   If
Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

               Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

               Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:

Senior Accelerated
Distribution Date                   Distribution Percentage
May 1999 through
April 2004.......................... 100%

May 2004 through
April 2005.......................... Senior Percentage, plus 70% of the
                                     Subordinate Percentage
May 2005 through
April 2006.......................... Senior Percentage, plus 60% of the
                                     Subordinate Percentage

May 2006 through
April 2007......................Senior Percentage, plus 40% of the
                                Subordinate Percentage
May 2007 through
April 2008......................Senior Percentage, plus 20% of the
                                Subordinate Percentage
May 2008 and
thereafter......................Senior Percentage


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for any Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

     Senior Interest Distribution Amount: As defined in Section 4.02(a)(i).

               Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

               Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y),
(xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

               Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

               Servicing Modification: Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

               Special Hazard  Amount:  As of any  Distribution  Date, an amount equal to $2,610,405 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 40.36% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

               The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

               Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

               Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

               Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

               Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans represented by such Subclass immediately prior to such date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

               Subordinate  Principal  Distribution  Amount: With respect to any
Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

               Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

               Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

               Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

               Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

     (i) the Mortgage Loans and the related Mortgage Files,

     (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

     (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

               Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Pass-Through Rate and the Notional Amount on such uncertificated interest was equal to the related Uncertificated Notional Amount; provided that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Sections 4.02(a) and 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

               Uncertificated REMIC Regular Interests: The 784 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 6.50%, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the Corresponding Mortgage Loan.

               Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to Section 4.08(a).

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates (and any Subclass thereof); and 1% of all Voting Rights shall be allocated among Holders of the Class R Certificates, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01.    Conveyance of Mortgage Loans.

               (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

               (b) In connection  with such  assignment,  except as set forth in
Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

                                (i) The original Mortgage Note, endorsed without
               recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                                (ii) The  original  Mortgage  with  evidence  of
               recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                                (iii) An original  Assignment of the Mortgage to
               the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                                (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                                (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

               (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

               On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and
(iii) each Custodian a report setting forth the status of the documents which it is holding.

               (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

               The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan. If any Assignment or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

               In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

               Any of the items set forth in Sections 2.01(b)(iv) and (v) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

               (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section
2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles, consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

               The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction  to  perfect  the  Trustee's  security  interest  in or lien on the
Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

               (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $246,577 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in May 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in May 1999. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

               Section 2.02.    Acceptance by Trustee.

               The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Sections 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

               If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                                (i) The Master  Servicer is a  corporation  duly
               organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                                (ii)  The   execution   and   delivery  of  this
               Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                                (iii)    This     Agreement,     assuming    due
               authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                                (iv) The Master  Servicer is not in default with
               respect  to any  order  or  decree  of any  court  or any  order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                                (v) No  litigation is pending or, to the best of
               the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                                (vi) The  Master  Servicer  will  comply  in all
               material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                                (vii) No information, certificate of an officer,
               statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                                (viii) The Master  Servicer  has  examined  each
               existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                                (i) No  Mortgage  Loan  is  one  month  or  more
               Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                                (ii) The  information  set  forth in  Exhibit  F
               hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                                (iii) The Mortgage  Loans are  fully-amortizing,
               fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                                (iv) To the best of the Company's knowledge,  if
               a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures(a) at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                                (v)  The  issuers  of  the   Primary   Insurance
               Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                                (vi) No more than 0.7% of the Mortgage  Loans by
               aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.9% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                                (vii) If the  improvements  securing  a Mortgage
               Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                                (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                                (ix)   None   of   the   Mortgage   Loans   were
               underwritten under a reduced loan documentation program requiring no income verification and no asset verification;

                                (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                    (xi) Two of the Mortgage Loans by aggregate Stated Principal
               Balance as of the Cut-off Date were Buydown Mortgage Loans;

                                (xii) Each Mortgage Loan constitutes a qualified
               mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

                                (xiii) A policy of title insurance was effective
               as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                                (xiv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                                (xv)   Interest   on  each   Mortgage   Loan  is
               calculated on the basis of a 360-day year consisting of twelve 30-day months; and

                                (xvi) None of the Mortgage  Loans contain in the
               related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

               Section 2.04.    Representations and Warranties of Sellers.

               The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificate-

holders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

               It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

               Section 2.05.    Execution and Authentication of Certificates.

               The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

               Section 3.01.    Master Servicer to Act as Servicer.

               (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

               (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

               (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

               (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

               (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related

Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               Section 3.03.    Successor Subservicers.

               The  Master   Servicer   shall  be  entitled  to  terminate   any
Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

               Section 3.04.    Liability of the Master Servicer.

               Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

               Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

               Section  3.06.   Assumption  or   Termination   of   Subservicing
          Agreements by Trustee.

               (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

               (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

               Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

               (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original maturity date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                                (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                                (ii) All  payments on account of interest at the
               Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                                (iii)   Insurance   Proceeds   and   Liquidation
               Proceeds (net of any related expenses of the Subservicer);

                                (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
               Section 2.03 or 2.04;

                    (v) Any amounts required to be deposited pursuant to Section
               3.07(c) or 3.21; and

                                (vi)   All   amounts    transferred   from   the
               Certificate  Account to the Custodial  Account in accordance with
               Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

               With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

               (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

               (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

               Section 3.08.    Subservicing Accounts; Servicing Accounts.

               (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

               (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

               (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for

Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

               (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

               In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

              Section 3.10.    Permitted Withdrawals from the Custodial Account.

               (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make  deposits  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                                (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and
               4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
               Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
               Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                                (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                                (iv) to pay to  itself as  additional  servicing
               compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                                (v) to pay to  itself  as  additional  servicing
               compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to
               Section 3.08(b);

                                (vi) to pay to itself, a Subservicer,  a Seller,
               Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                                (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

                                (viii) to  reimburse  itself or the  Company for
               expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                                (ix) to reimburse itself for amounts expended by
               it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and
               (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                                (x) to  withdraw  any  amount  deposited  in the
               Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

               (b) Since,  in connection  with  withdrawals  pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

               (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

                    Section 3.11. Maintenance of the Primary Insurance Policies;
               Collections Thereunder.

               (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated

Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

               (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

                    Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

               (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

               (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

               (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                                (i) the Master  Servicer  shall not be deemed to
               be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                                (ii) if the Master  Servicer  determines that it
               is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

               (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage

Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Day would be imposed on such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

               Section 3.14.    Realization Upon Defaulted Mortgage Loans.

               (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted

Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

               (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

               (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three years after its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               (d) The  proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

               Section 3.15.    Trustee to Cooperate; Release of Mortgage Files.

               (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage
File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage

File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

               (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16. Servicing and Other Compensation; Compensating Interest.

               (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

               (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

               (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

               (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

               (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

               Section 3.17.    Reports to the Trustee and the Company.

               Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

               Section 3.18.    Annual Statement as to Compliance.

               The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19. Annual Independent Public Accountants' Servicing Report.

               On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

          Section 3.20. Rights of the Company in Respect of the Master Servicer.

               The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

               Section 3.21.    Administration of Buydown Funds.

               (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

               (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01.    Certificate Account.

               (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

               (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

               Section 4.02.    Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to
Section  4.02(a)(iii),  the  amount  required  to be  distributed  to the Master
Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of

Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to the initial Holder of the Class A-V Certificates or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution
Amount:

                                (i) to the  Class  A  Certificateholders  (other
               than the Class A-P Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates), as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");

                    (ii) (X) to the Class A-P Certificateholders,  the Class A-P
               Distribution Amount; and

                         (Y) to the Class A Certificateholders (other than Class
                    A-P Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (v) and Sections 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal
                    Balances of such Class A Certificates or Class R Certificates, as applicable):

          (A) the Senior Percentage for such Distribution Date times the sum of the following:

                    (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                    (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted

               Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                    (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
               Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related
               Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                         (B) with respect to each Mortgage Loan for which a Cash
                    Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
                    Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                         (C) the Senior Accelerated  Distribution Percentage for
                    such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                         (D) any Excess  Subordinate  Principal  Amount for such
                    Distribution Date; and

                         (E) any amounts described in subsection (ii)(Y), clauses (A) through (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

                                (iii) if the Certificate  Principal  Balances of
               the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                                (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                                (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                                (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                                (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix),
               (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                                (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                                (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such

               Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                                (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                                (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                                (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                                (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                                (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                                (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                                (xvi) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                                (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

               Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

               (b) Distributions of principal on the Class A Certificates (other than the Class A-V Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                                (i) first, to the Class A-P Certificates,  until
               the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Distribution Amount") equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
          (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

               (D)  any  amounts   allocable  to  principal   for  any  previous
          Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                                (ii) the Senior  Principal  Distribution  Amount
               shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                (iii) the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause (ii) above shall be distributed to the Class A-3 Certificates in reduction of the Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                         (A) the Class A-3  Certificates'  pro rata share (based
                    on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(A), (B) and (E) of Section 4.02(a) (without application of the Senior Percentage and Senior Accelerated Distribution Percentage); and

                         (B) the Lockout Prepayment  Percentage of the Class A-3
                    Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(C) of Section 4.02(a) (without application of the Senior Accelerated Distribution Percentage);

                    provided that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Class A-3 Certificates pursuant to this clause (iii) shall be reduced by an amount equal to the Class A-3 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

                                (iv) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii) above shall be distributed, first, to the Class A-1 Certificates, and then to the Class A-2 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                                (v) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) through (iv) above shall be distributed to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-P Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Class A-P Certificates) remaining pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

               (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates in each case as described herein.

               (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related  Seller  pursuant  to the  applicable  Seller's  Agreement),  the Master
Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated, if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, or any Subclass thereof to which the related Realized Loss (or portion thereof) was previously allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such

Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

               Section 4.03.    Statements to Certificateholders.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                                (i) (a) the amount of such  distribution  to the
               Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                                (ii) the amount of such  distribution to Holders
               of such Class of Certificates allocable to interest;

                                (iii) if the distribution to the Holders of such
               Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
          Section 4.04;

                                (v) the number and Pool Stated Principal Balance
               of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                                (vi) the aggregate Certificate Principal Balance
               of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                                (viii) on the basis of the most  recent  reports
               furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                    (ix) the number,  aggregate principal balance and book value of any REO Properties;

                                (x) the aggregate Accrued  Certificate  Interest
               remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                                (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                                (xii) the  weighted  average Pool Strip Rate for
               such Distribution Date and the Pass-Through Rate on the Class A-V Certificates and each Subclass, if any, thereof;

                    (xiii) the occurrence of the Credit Support Depletion Date;

                    (xiv)  the  Senior   Accelerated   Distribution   Percentage
               applicable to such distribution;

                    (xv) the Senior Percentage and Lockout Prepayment Percentage
               for such Distribution Date;

                    (xvi) the  aggregate  amount  of  Realized  Losses  for such
               Distribution Date;

                                (xvii) the aggregate amount of any recoveries on
               previously foreclosed loans from Sellers due to a breach of representation or warranty;

                                (xviii) the weighted  average  remaining term to
               maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                                (xix) the weighted average Mortgage Rates of the
               Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                    (xx) each Notional Amount and Subclass Notional Amount.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

               (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and the Rounding Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

               (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and

Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

               The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

               In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee  shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

               Section 4.05.    Allocation of Realized Losses.

               Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification (to the extent constituting a reduction of the principal balance of the Mortgage Loan) that occurred during the related Prepayment Period or in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates, and in respect of the interest portion of such Realized Losses on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-P Certificates), Class M, Class B and Class R Certificates, and in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-P Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

               As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the

Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests (other than the Class A-V Certificates) evidenced thereby. All Realized Losses and all other losses allocated to the Class A-V Certificates hereunder will be allocated to the Class A-V Certificates and, if any Subclasses thereof have been issued pursuant to Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

     Section  4.06.   Reports  of  Foreclosures  and  Abandonment  of  Mortgaged
Property.

               The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

               Section 4.07.    Optional Purchase of Defaulted Mortgage Loans.

               As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee or the Trust Fund whereupon the Master Servicer shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

               Notwithstanding anything to the contrary in this Section 4.07, unless the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder,

               (a) the Master Servicer shall continue to service such Mortgage Loan after the date of its purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased; and

               (b) for purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

               If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, Sections 4.07(a) and (b) above shall no longer apply and no Realized Loss with respect to such Mortgage Loan shall be allocated to any Class of Certificates. The Master Servicer shall notify the Trustee in writing of any such repurchase.

     Section 4.08. Distributions on the Uncertificated REMIC Regular Interests.

     (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

                                (b)  In  determining   from  time  to  time  the
Uncertificated REMIC Regular Interest
Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

                                (c) On each Distribution Date, the Trustee shall
be deemed to distribute from
the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

     (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

               Section 4.09     Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholders pursuant to the terms of such requirements.

                                    ARTICLE V

                                THE CERTIFICATES

               Section 5.01.    The Certificates.

               (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of each of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

          Class A-P                  $  25,523.79
          Class B-1                  $250,700.00
          Class B-2                  $250,600.00
          Class B-3                  $250,679.06

               The Class A-V Certificates and the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-V Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and
(e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-V Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in Section 5.01(c).

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) The Class A Certificates, other than the Class A-P and Class A-V Certificates, and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-P Certificates and Class A-V Certificates, and the Class M Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the Company  advises  the  Trustee in writing  that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Class A-V Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate
Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

     Section 5.02. Registration of Transfer and Exchange of Certificates.

               (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

               (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class A-P, Class A-V, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, and in the case of any other Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

               (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage

Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

               (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

               (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or with a certification to the effect set forth in paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

     (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such class M
Certificate a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either
(a) such Transferee is not a Plan Investor or (b) such Transferee is a "Complying Insurance Company".

     (iii) (A) If any Book-Entry Mezzanine Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

     (B) Any purported Certificate Owner whose acquisition or holding of any Book- Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f)  (i)  Each  Person  who  has or who  acquires  any  Ownership
Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                                (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                (B) In connection with any proposed  Transfer of
               any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as
               Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                                (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                                (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                                (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation
               Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

               (iii) (A) If any Person other than a Permitted Transferee shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

               (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                                (A) written notification from each Rating Agency
               to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                                (B) subject to Section  10.01(f),  a certificate
               of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel), in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

             Section 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 5.04.    Persons Deemed Owners.

               Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

               Section 5.05.    Appointment of Paying Agent.

               The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

               The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

               Section 5.06.    Optional Purchase of Certificates.

               (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

               (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                                (i) the Distribution Date upon which purchase of
               the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

               (ii) the purchase price therefor, if known, and

                                (iii) that the Record Date otherwise  applicable
               to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

               (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

               (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

               Section 6.01. Respective Liabilities of the Company and the Master Servicer.

               The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

               Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

               (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

               (c)  Notwithstanding  anything  else in  this  Section  6.02  and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

               Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

               Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage
Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

               Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

               Section 6.04.    Company and Master Servicer Not to Resign.

               Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

               Section 7.01.    Events of Default.

               Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                (i) the Master Servicer shall fail to distribute
               or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                                (ii) the Master  Servicer  shall fail to observe
               or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                                (iii) a decree  or order of a court or agency or
               supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                                (iv) the Master  Servicer  shall  consent to the
               appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                                (v) the Master  Servicer  shall admit in writing
               its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                                (vi)  the  Master   Servicer  shall  notify  the
               Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

               If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

               Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

               Section  7.02.   Trustee  or  Company  to  Act;   Appointment  of
          Successor.

               On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

               Section 7.03.    Notification to Certificateholders

               (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

               (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

               Section 7.04.    Waiver of Events of Default.

               The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               Section 8.01.    Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                                (i)  Prior  to the  occurrence  of an  Event  of
               Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                                (ii) The Trustee shall not be personally  liable
               for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                (iii) The Trustee shall not be personally liable
               with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                                (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section
               7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                                (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

               Section 8.02.    Certain Matters Affecting the Trustee.

               (a)              Except as otherwise provided in Section 8.01:

                                (i) The Trustee may rely and shall be  protected
               in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                (ii) The Trustee may  consult  with  counsel and
               any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                                (iii) The Trustee  shall be under no  obligation
               to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                                (iv) The Trustee shall not be personally  liable
               for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                                (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                                (vi) The  Trustee  may execute any of the trusts
               or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                                (vii) To the  extent  authorized  under the Code
               and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

               (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

               Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

               The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

               Section 8.04.    Trustee May Own Certificates.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

               (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                                (i) with respect to any such claim,  the Trustee
               shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                                (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                                (iii) notwithstanding anything in this Agreement
               to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

               Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

               Section 8.06.    Eligibility Requirements for Trustee.

               The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

               Section 8.07.    Resignation and Removal of the Trustee.

               (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

               (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

               Section 8.08.    Successor Trustee.

               (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

               Section 8.09.    Merger or Consolidation of Trustee.

               Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

               Section 8.10.    Appointment of Co-Trustee or Separate Trustee.

               (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section

8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 8.11.    Appointment of Custodians.

               The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

               Section 8.12.    Appointment of Office or Agency.

               The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

               Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

               (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                                (i) the  later  of the  final  payment  or other
               liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                                (ii) the purchase by the Master  Servicer or the
               Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), as reduced by any Servicing Modification that constituted an interest rate reduction to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

               The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

               (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                                (i) the anticipated Final Distribution Date upon
               which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                         (ii) the  amount of any such final  payment,  if known,
                    and

                                (iii) that the Record Date otherwise  applicable
               to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

               (c) In the case of the Class A, Class M, Class B and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

               (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

               Section 9.02.    Additional Termination Requirements.

               (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                                (i) The Master Servicer shall establish a 90-day
               liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

                                (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                                (iii) If the Master  Servicer  or the Company is
               exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

               Section 10.01.   REMIC Administration.

               (a) The REMIC Administrator shall make an election to treat the Trust Fund (other than the Initial Monthly Payment Fund) as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A Certificates (other than the Class A-V Certificates), Class M Certificates, Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

               (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

               (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the Trust Fund in the manner provided under Treasury regulations section 1.860F- 4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation, not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

               (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the Trust Fund created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator, or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund or its assets as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for each "regular interest" is April 25, 2029.

               (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

               (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                         Section 10.02. Master Servicer, REMIC Administrator and
                    Trustee Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

               (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                                   [Reserved]

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

               Section 12.01.   Amendment.

               (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                                (i)           to cure any ambiguity,

                                (ii) to correct  or  supplement  any  provisions
               herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                                (iii) to modify,  eliminate or add to any of its
               provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                                (iv) to  change  the  timing  and/or  nature  of
               deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                                (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the Trust Fund, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to
               Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                                (vi) to make any other  provisions  with respect
               to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

               (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                                (i) reduce in any manner the amount of, or delay
               the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                                (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

               (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

               Section 12.02.   Recordation of Agreement; Counterparts.

               (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 12.03.   Limitation on Rights of Certificateholders.

               (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 12.04.   Governing Law.

               This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 12.05.   Notices.

               All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker, or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1999-S11 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of DCR, 17 State Street, 12th Floor, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by DCR, and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 12.06.   Notices to Rating Agency.

               The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or
(j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

                         (a) a material change or amendment to this Agreement,

                         (b) the occurrence of an Event of Default,

                                (c)  the   termination   or   appointment  of  a
               successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

                                (d) the  filing  of any claim  under the  Master
               Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

                                (e) the  statement  required to be  delivered to
               the  Holders of each Class of  Certificates  pursuant  to Section
               4.03,

                         (f) the statements required to be delivered pursuant to
                    Sections 3.18 and 3.19,

                         (g) a change in the location of the  Custodial  Account
                    or the Certificate Account,

                         (h) the  occurrence of any monthly cash flow  shortfall
                    to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

                         (i) the occurrence of the Final Distribution Date, and

                         (j) the repurchase of or substitution  for any Mortgage
                    Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

               Section 12.07.   Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

               Section 12.08.   Supplemental Provisions for Resecuritization.

               This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

               Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                    RESIDENTIAL FUNDING MORTGAGE
                                                    SECURITIES I, INC.

[Seal]
                                                    By:
                                                    Name: Randy Van Zee
                                                    Title:   Vice President


Attest:
                  Name: Stephen Hynes
                  Title:   Vice President


                                              RESIDENTIAL FUNDING CORPORATION

[Seal]
                                              By:
                                                       Name: Stephen Hynes
                                                       Title:   Director


Attest:
                  Name:  Randy Van Zee
                  Title:    Director


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as Trustee

[Seal]
                                              By:
                                              Name:
                                              Title:

Attest:
                  Name:
                  Title:

STATE OF MINNESOTA    )
                                                               ) ss.:
COUNTY OF HENNEPIN           )


     On the 29th day of April, 1999 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                                                               ) ss.:
COUNTY OF HENNEPIN    )


     On the 29th day of April, 1999 before me, a notary public in and for said State, personally appeared Stephen Hynes, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                           Notary Public

[Notarial Seal]

STATE OF                     )
                                                          ) ss.:
COUNTY OF     )


     On the 29th day of April, 1999 before me, a notary public in and for said State, personally appeared ________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                            Notary Public

[Notarial Seal]

                                          EXHIBIT A

                                  FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED  USING  THE  APPROXIMATE  METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ___                             [_____%] [Adjustable] [Variable]
                                                [Pass-Through Rate]
Class A-__ Senior
Date of Pooling and Servicing Agreement and     Percentage Interest: ____%
Cut-off Date:
April 1, 1999
First Distribution Date:            Aggregate Initial [Certificate Principal
May 25, 1999                        Balance] [Notional Amount] of the Class A-
                                    __ Certificates:
                                    $------------
Master Servicer:                    Initial [Certificate Principal Balance]
Residential Funding Corporation     [Notional Amount] of this Certificate:
                                    $------------
Assumed Final Distribution Date:    CUSIP _________
April 25, 2029



                               MORTGAGE PASS-THROUGH CERTIFICATE
                                        SERIES 1999-S11

        evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This   certifies   that   _____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the

"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: April 29, 1999               THE FIRST NATIONAL BANK OF CHICAGO, as
                                            Trustee


                                       By:
                                       Authorized Signatory



                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF CHICAGO, as
                                            Certificate Registrar


                                    By:
                                        Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ____________________________, account number __________________, or, if mailed by check, to ___________________________. Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT B

                                  FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] CLASS R CERTIFICATES [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIED THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___                        ____% Pass-Through Rate
Class M- [____] Mezzanine                  Aggregate Certificate Principal
                                           Balance of the Class M Certificates:
                                           $---------------
Date of Pooling and Servicing Agreement and Initial Certificate Principal
Cut-off Date:                                   Balance of this Certificate:
April 1, 1999                                   $_______________
First Distribution Date:                        CUSIP: ____________
May 25, 1999
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
April 25, 2029



                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        Series 1999-S11

        evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "Plan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               Notwithstanding the above, with respect to the transfer of this Certificate to a Depository or any subsequent transfer or any interest in this Certificate for as long as this Certificate is held by the Depository, (i) neither an opinion of counsel nor a certification, each as described in the foregoing paragraph, shall be required, and (ii) the following conditions shall apply:

               1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company; and

               2. If this Certificate (or any interest herein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding Transferee that either
                      (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

               Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 29, 1999        THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee


                                    By:
                                            Authorized Signatory




                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Certificate Registrar


                                    By:
                                            Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________ for the account of ________________________ account number ________________, or, if mailed by check, to  _______________________.  Applicable  statements  should be mailed to
___________________. .

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT C

                                  FORM OF CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] CLASS M CERTIFICATES [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 29, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.


Certificate No. __                              ____ % Pass-Through Rate
Class B-__ Subordinate                          Aggregate Certificate Principal Balance of the
                                                Class B-__ Certificates as of the Cut-off Date:
                                                $---------------
Date of Pooling and Servicing Agreement and     Initial Certificate Principal Balance of this
Cut-off Date:                                   Certificate:
April 1, 1999                                   $_______________
First Distribution Date:
May 25, 1999
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
April 25, 2029



                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                       Series 1999-S11

        evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that   _______________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National

Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 29, 1999        THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee


                                    By:
                                            Authorized Signatory




                                 CERTIFICATE OF AUTHENTICATION

               This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Certificate Registrar


                                    By:
                                            Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of _____________________, account number __________________, or, if mailed by check, to  _______________________.  Applicable  statements  should be mailed to
__________________. .

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT D

                                  FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL

BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. ___                             ____% Pass-Through Rate
Class R Senior                                  Aggregate Initial Certificate Principal
                                                Balance of the Class R Certificates:
                                                $100.00
Date of Pooling and Servicing Agreement and     Percentage Interest: ______%
Cut-off Date:
April 1, 1999
First Distribution Date:                        Initial Certificate Principal Balance of this
May 25, 1999                                    Certificate:
                                                $---------------
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP ____________
April 25, 2029



                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        SERIES 1999-S11

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the

Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: April 29, 1999               THE FIRST NATIONAL BANK OF CHICAGO, as
                                          Trustee


                                       By:
                                          Authorized Signatory




                                 CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Class  R   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          THE FIRST NATIONAL BANK OF CHICAGO, as
                                          Certificate Registrar


                                          By:
                                          Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                             Signature by or on behalf of assignor




                                            Signature Guaranteed

                                   DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of
_________________________  account  number  _______________,  or,  if  mailed by check, to _______________________-. Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                           EXHIBIT E

                                      CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 1, 1999, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                W I T N E S S E T H T H A T :

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of April 1, 1999, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1999-S11 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                           ARTICLE I

                                          Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                          ARTICLE II

                                 Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3.  Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related

Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                          ARTICLE III

                                   Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                          ARTICLE IV

                                   Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                       THE FIRST NATIONAL BANK OF
                                               CHICAGO, as Trustee

One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention: Residential Funding
Corporation, Series 1999-S11
                                               By:
                                               Name:
                                               Title:


Address:                                       RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES I, INC., as Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                                               By:
                                               Name:
                                               Title:


Address:                                       RESIDENTIAL FUNDING
                                               CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                               By:
                                               Name:
                                               Title:


Address:                                       NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION, as Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                                               By:
                                               Name:
                                               Title:

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF __________         )


               On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                                 Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared __________________, known to me to be a ________________ of Norwest Bank Minnesota, National Association, a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                               Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          Notary Public

[Notarial Seal]




STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )


               On the 29th day of April, 1999, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          Notary Public

[Notarial Seal]

                                          EXHIBIT ONE

                                       FORM OF CUSTODIAN
                                     INITIAL CERTIFICATION


                                                   April 29, 1999


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation, Series 1999-S11

Re: Custodial Agreement, dated as of April 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, 1999-S11

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or a lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   NORWEST BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION



                                                   By:
                                                   Name:
                                                   Title:

                                          EXHIBIT TWO

                            FORM OF CUSTODIAN INTERIM CERTIFICATION



                                    ________________ ____, 1999



The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation, Series 1999-S11

Re: Custodial Agreement dated as of April 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S11

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   NORWEST BANK MINNESOTA,
                                                   NATIONAL  ASSOCIATION



                                                   By:
                                                   Name:
                                                   Title:

                                         EXHIBIT THREE

                             FORM OF CUSTODIAN FINAL CERTIFICATION



                                            _____________ ___, 1999




The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation, 1999-S11

Re: Custodial Agreement dated as of April 1, 1999, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1999-S11


Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

              (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

             (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

              (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION


                                            By:
                                            Name:
                                            Title:

                                           EXHIBIT F

                                    MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 04/27/99           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.27.24          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S11                                 CUTOFF : 04/01/99
  POOL       : 0004371
             :
             :
  POOL STATUS: U

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1759163          225/225             F          494,000.00         ZZ
                                         360        489,630.47          1
    22 GREAT HILL ROAD                 7.250          3,369.96         86
                                       7.000          3,369.96      581,000.00
    WESTON           CT   06883          2            04/30/98         11
    7014601                              05           06/01/98         25
    7014601                              O            05/01/28
    0


    1761897          891/G01             F          136,000.00         ZZ
                                         353        135,899.07          1
    LOT 26 COTTONWOOD LANE             7.750            979.26         88
                                       7.500            979.26      155,000.00
    SUMMERFIELD      NC   27358          2            02/24/99         12
    0431261569                           05           04/01/99         25
    98128378                             O            08/01/28
    0


    1825716          H93/G01             F          131,000.00         ZZ
                                         360        130,635.83          1
    5942 W. COUNTY RD.                 7.875            949.84         87
                                       7.625            949.84      152,000.00
    ST. PAUL         IN   47272          2            11/02/98         12
    0431120450                           05           01/01/99         25
    9885702                              O            12/01/28
    0


    1833126          G41/G01             F          310,000.00         ZZ
                                         360        308,891.80          1
    31 SILO HILL ROAD                  7.750          2,220.88         75
                                       7.500          2,220.88      414,000.00
    RICHBORO         PA   18954          1            10/29/98         00
    0431175389                           05           12/01/98          0
1


    60002464                             O            11/01/28
    0


    1846368          A06/G01             F          637,300.00         ZZ
                                         360        636,777.60          1
    3328 ERIE DR                       7.000          4,239.98         50
                                       6.750          4,239.98    1,300,000.00
    ORCHARD LAKE     MI   48324          2            02/23/99         00
    0431248608                           05           04/01/99          0
    001000009815438                      O            03/01/29
    0


    1848111          M88/G01             F          305,990.00         ZZ
                                         360        305,026.52          1
    15 MARKS MANOR COURT               7.250          2,087.39         90
                                       7.000          2,087.39      339,990.00
    RANDALLSTOWN     MD   21133          1            11/25/98         11
    0431255355                           05           01/01/99         30
    5026198                              O            12/01/28
    0


    1850661          003/G01             F          450,000.00         ZZ
                                         360        448,583.03          1
    2205 LAKE SHORE LANDING            7.250          3,069.80         80
                                       7.000          3,069.80      562,500.00
    ALPHARETTA       GA   30005          2            11/10/98         00
    0431261817                           03           01/01/99          0
    0010436236                           O            12/01/28
    0


    1852533          J95/J95             F          237,500.00         ZZ
                                         360        236,675.11          1
    4580 FAIR VALLEY DRIVE             6.750          1,540.43         95
                                       6.500          1,540.43      250,000.00
    FAIRFAX          VA   22033          1            11/02/98         10
    9507476                              09           01/01/99         30
    9507476                              O            12/01/28
    0


    1857375          644/G01             F          500,000.00         ZZ
                                         360        498,763.29          1
    5561 EAST STATE ROUTE 106          7.000          3,326.51         77
                                       6.750          3,326.51      655,000.00
    UNION            WA   98592          2            12/09/98         00
    0431150085                           05           02/01/99          0
    94752755                             O            01/01/29
    0


1


    1857929          J95/J95             F          312,550.00         ZZ
                                         360        311,064.77          1
    6235 DEERWOODS TRAIL               7.250          2,132.15         95
                                       7.000          2,132.15      329,900.00
    ALPHARETTA       GA   30005          1            06/29/98         12
    0010496222                           03           08/01/98         30
    0010496222                           O            07/01/28
    0


    1859917          299/299             F          227,150.00         ZZ
                                         360        225,491.01          1
    1353 LAKESIDE ROAD                 7.125          1,530.36         89
                                       6.875          1,530.36      256,000.00
    VA BEACH         VA   23455          4            09/28/98         04
    0000764927                           05           11/01/98         25
    0000764927                           O            10/01/28
    0


    1861148          830/830             F          794,500.00         ZZ
                                         360        792,582.62          1
    3832 SOUTHWESTERN                  7.125          5,352.69         70
                                       6.875          5,352.69    1,135,000.00
    UNIVERSITY PARK  TX   75225          1            12/15/98         00
    1912385                              05           02/01/99          0
    1912385                              O            01/01/29
    0


    1861215          J95/J95             F          333,000.00         ZZ
                                         360        331,809.59          2
    8-10 MIDDLE STREET                 7.750          2,385.65         90
                                       7.500          2,385.65      370,000.00
    NEWTON           MA   02458          1            10/30/98         04
    0013640016                           05           12/01/98         25
    0013640016                           O            11/01/28
    0


    1862766          K21/G01             F          397,500.00         ZZ
                                         360        396,830.19          1
    33 CORINTHIAN WALK                 6.875          2,611.29         75
                                       6.625          2,611.29      530,000.00
    LONG BEACH       CA   90803          5            01/21/99         00
    0431237817                           05           03/01/99          0
    9910686                              O            02/01/29
    0


    1863434          N75/G01             F          477,200.00         ZZ
                                         360        476,827.73          1
    1480 REYNOLDS COURT                7.250          3,255.35         80
                                       7.000          3,255.35      596,841.00
1


    THOUSAND OAKS    CA   91362          1            02/26/99         00
    0431260959                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1864960          069/G01             F          102,000.00         ZZ
                                         360        101,393.11          1
    2805 WEST AVENUE 30                6.875            670.07         71
                                       6.375            670.07      145,000.00
    LOS ANGELES      CA   90065          2            12/11/98         00
    0431251289                           05           02/01/99          0
    2052304327                           O            01/01/29
    0


    1868153          F03/G01             F          256,000.00         ZZ
                                         360        255,800.30          1
    6582 EAST MILLSTONE PLACE          7.250          1,746.37         86
                                       7.000          1,746.37      300,000.00
    HIGHLANDS RANCH  CO   80126          2            02/19/99         11
    0431252949                           03           04/01/99         30
    LAG11427                             O            03/01/29
    0


    1868498          K08/G01             F          205,500.00         ZZ
                                         360        204,246.10          1
    4110 SHORE FRONT DRIVE             6.500          1,298.90         54
                                       6.250          1,298.90      382,000.00
    FORT WORTH       TX   76117          2            12/30/98         00
    0411187750                           05           02/01/99          0
    411187750                            O            01/01/29
    0


    1869538          A35/G01             F          621,000.00         ZZ
                                         360        620,478.28          1
    9916 ROBIN OAKS DRIVE              6.875          4,079.53         69
                                       6.625          4,079.53      900,000.00
    LAS VEGAS        NV   89117          2            02/22/99         00
    0431240738                           03           04/01/99          0
    0088                                 O            03/01/29
    0


    1869690          664/G01             F          262,500.00         ZZ
                                         360        261,881.94          1
    432 TOWNSEND DRIVE                 7.250          1,790.72         75
                                       7.000          1,790.72      351,000.00
    APTOS            CA   95003          5            12/22/98         00
    0431185933                           05           02/01/99          0
    2919306                              O            01/01/29
    0
1




    1870214          B60/G01             F          278,000.00         ZZ
                                         360        277,312.39          1
    6632 GLEN DRIVE                    7.000          1,849.54         77
                                       6.750          1,849.54      365,000.00
    HUNTINGTON BEAC  CA   92647          2            12/15/98         00
    0431186485                           05           02/01/99          0
    0333559                              O            01/01/29
    0


    1871580          825/G01             F          246,480.00         ZZ
                                         360        246,074.74          1
    241 HOLLY LANE                     7.000          1,639.84         70
                                       6.750          1,639.84      357,000.00
    BRECKENRIDGE     CO   80424          1            01/07/99         00
    0431191568                           05           03/01/99          0
    30729                                O            02/01/29
    0


    1872042          550/550             F          776,000.00         ZZ
                                         360        774,685.98          1
    75 WOODHILL DRIVE                  6.850          5,084.81         48
                                       6.600          5,084.81    1,650,000.00
    WOODSIDE         CA   94062          2            01/08/99         00
    120280974                            05           03/01/99          0
    120280974                            O            02/01/29
    0


    1872358          A36/A36             F          399,900.00         ZZ
                                         360        399,588.04          1
    5261 NORCRIS LANE                  7.250          2,728.02         90
                                       7.000          2,728.02      445,000.00
    YORBA LINDA      CA   92886          1            02/18/99         01
    313056                               05           04/01/99         25
    313056                               O            03/01/29
    0


    1872971          665/G01             F          293,600.00         ZZ
                                         360        293,151.82          1
    1506 HOLLENCREST DRIVE             7.375          2,027.82         80
                                       7.125          2,027.82      367,000.00
    WEST COVINA      CA   91791          2            01/06/99         00
    0431255934                           05           03/01/99          0
    9801227503                           O            02/01/29
    0


    1872973          665/G01             F          300,000.00         ZZ
                                         360        299,542.04          1
1


    845 HEATHERWOOD ESTATES DRIVE      7.375          2,072.03         80
                                       7.125          2,072.03      375,000.00
    HOLLISTER        CA   95023          1            01/15/99         00
    0431252345                           05           03/01/99          0
    9801227462                           O            02/01/29
    0


    1873914          L86/G01             F          240,000.00         ZZ
                                         360        239,803.27          1
    3300 INDIAN MESA DRIVE             7.000          1,596.73         72
                                       6.750          1,596.73      335,000.00
    THOUSAND OAKS    CA   91360          2            02/12/99         00
    0431255231                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1873951          964/G01             F          127,850.00         ZZ
                                         360        127,654.83          1
    628 BICJAC STREET                  7.375            883.03         94
                                       7.125            883.03      136,000.00
    LAS VEGAS        NV   89128          2            01/22/99         12
    0431198860                           05           03/01/99         30
    49219                                O            02/01/29
    0


    1874054          F59/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    50 VICTORIA CIRCLE                 7.375          2,072.03         51
                                       7.125          2,072.03      590,000.00
    NEWTON           MA   02459          5            02/25/99         00
    0431244284                           05           05/01/99          0
    00                                   O            04/01/29
    0


    1874163          E75/G01             F          243,000.00         ZZ
                                         360        243,000.00          1
    156 MCKINLEY STREET                7.375          1,678.35         90
                                       7.125          1,678.35      270,000.00
    MASSAPEQUA PARK  NY   11762          2            03/09/99         11
    0431252881                           05           05/01/99         25
    C9901000                             O            04/01/29
    0


    1875195          808/G01             F          264,000.00         ZZ
                                         360        263,799.11          1
    17345 TRIBUNE STREET               7.375          1,823.39         80
    GRANADA HILLS AREA                 7.125          1,823.39      330,000.00
    LOS ANGELES      CA   91344          1            02/22/99         00
    0431255405                           05           04/01/99          0
1


    9500065                              O            03/01/29
    0


    1875897          E76/G01             F          205,500.00         ZZ
                                         360        205,178.41          1
    4110 EAST 106TH COURT              7.250          1,401.87         93
                                       7.000          1,401.87      223,000.00
    THORNTON         CO   80233          2            01/18/99         10
    0431203389                           05           03/01/99         30
    D9812127                             O            02/01/29
    0


    1876283          A06/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    1212 HIDDEN LAKE DRIVE             7.000          4,324.47         41
                                       6.750          4,324.47    1,600,000.00
    BLOOMFIELD HILL  MI   48302          2            03/17/99         00
    0431261528                           05           05/01/99          0
    001000009900101                      O            04/01/29
    0


    1876297          588/G01             F          316,000.00         ZZ
                                         360        315,753.49          1
    8805 QUIET STREAM COURT            7.250          2,155.68         80
                                       7.000          2,155.68      395,000.00
    POTOMAC          MD   20854          2            02/22/99         00
    0431262955                           03           04/01/99          0
    990107148                            O            03/01/29
    0


    1876358          J86/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    4 DALLEY STREET                    7.500          1,817.96         80
                                       7.250          1,817.96      325,000.00
    WHITEHOUSE STAT  NJ   08889          1            03/30/99         00
    0431269273                           05           05/01/99          0
    8238                                 O            04/01/29
    0


    1876704          664/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    1589 HACIENDA AVENUE               7.000          1,995.91         75
                                       6.750          1,995.91      400,000.00
    CAMPBELL         CA   95008          5            02/23/99         00
    0431261700                           05           04/01/99          0
    2922813                              O            03/01/29
    0


1


    1877179          480/G01             F          311,500.00         ZZ
                                         360        310,729.51          1
    47771 BRAWNER PLACE                7.000          2,072.42         78
                                       6.750          2,072.42      400,000.00
    STERLING         VA   20165          2            01/04/99         00
    0431219781                           03           02/01/99          0
    2510816                              O            01/01/29
    0


    1877221          819/819             F          234,109.70         ZZ
                                         313        232,956.13          1
    6419 BEACON AVENUE                 7.875          1,764.05         67
                                       7.375          1,764.05      350,000.00
    PITTSBURGH       PA   15217          5            09/18/98         00
    1472364                              05           12/01/98          0
    1472364                              O            12/01/24
    0


    1877306          957/G01             F          311,000.00         ZZ
                                         360        310,488.65          1
    3524 COLGATE AVENUE                7.000          2,069.10         47
                                       6.750          2,069.10      675,000.00
    UNIVERSITY PARK  TX   75225          5            02/03/99         00
    0431224591                           05           03/01/99          0
    2119805                              O            02/01/29
    0


    1877504          B98/G01             F          255,920.00         ZZ
                                         360        255,920.00          1
    2116 ROCKEFELLER LANE #A           7.750          1,833.45         80
                                       7.500          1,833.45      319,900.00
    REDONDO BEACH    CA   90278          1            03/04/99         00
    0431253038                           01           05/01/99          0
    0000                                 O            04/01/29
    0


    1877564          A06/G01             F          365,000.00         ZZ
                                         360        365,000.00          1
    2148 BEL-AIRE                      7.250          2,489.95         60
                                       7.000          2,489.95      612,000.00
    WEST BLOOMFIELD  MI   48323          2            03/05/99         00
    0431255900                           05           05/01/99          0
    001000009814724                      O            04/01/29
    0


    1877570          A06/G01             F          471,500.00         ZZ
                                         360        471,500.00          1
    420 WADDINGTON                     7.000          3,136.91         59
                                       6.750          3,136.91      810,000.00
1


    BLOOMFIELD HILL  MI   48301          2            03/19/99         00
    0431265818                           05           05/01/99          0
    001000009900976                      O            04/01/29
    0


    1877585          A06/G01             F          296,000.00         ZZ
                                         360        295,769.09          1
    4150 SOUTHMOOR LANE                7.250          2,019.24         68
                                       7.000          2,019.24      440,000.00
    WEST BLOOMFIELD  MI   48323          2            02/23/99         00
    0431259316                           05           04/01/99          0
    001000009900634                      O            03/01/29
    0


    1877602          811/G01             F          280,000.00         ZZ
                                         360        279,561.84          1
    54 CALLE AMIGO DRIVE               7.250          1,910.09         80
                                       7.000          1,910.09      350,000.00
    FREMONT          CA   94539          5            01/28/99         00
    0431212745                           05           03/01/99          0
    FM02205994                           O            02/01/29
    0


    1877850          H22/G01             F          325,000.00         ZZ
                                         360        324,746.47          1
    239 DEER PARK ROAD                 7.250          2,217.07         75
                                       7.000          2,217.07      435,000.00
    DIX HILLS        NY   11746          5            02/04/99         00
    0431217249                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1878096          664/G01             F          532,000.00         ZZ
                                         360        531,187.85          1
    11926 WOODBINE STREET              7.375          3,674.40         79
                                       7.125          3,674.40      680,000.00
    LOS ANGELES      CA   90066          2            01/14/99         00
    0431214626                           05           03/01/99          0
    2963254                              O            02/01/29
    0


    1878238          201/G01             F          363,850.00         ZZ
                                         360        363,334.73          1
    5 NEVIUS PLACE                     7.750          2,606.67         90
                                       7.500          2,606.67      404,312.00
    FRANKLIN         NJ   08873          1            01/13/99         01
    0431215524                           05           03/01/99         25
    1309142576                           O            02/01/29
    0
1




    1878246          G32/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    902 BURR OAK COURT                 7.250          2,387.62         41
                                       7.000          2,387.62      860,000.00
    OAK BROOK        IL   60523          2            03/09/99         00
    0431248517                           03           05/01/99          0
    0000                                 O            04/01/29
    0


    1878567          G28/G01             F          240,000.00         ZZ
                                         360        239,798.37          1
    432 CONWAY MEADOWS DRIVE           6.875          1,576.63         89
    UNIT 2                             6.625          1,576.63      269,900.00
    CHESTERFIELD     MO   63017          1            02/19/99         01
    0431257021                           01           04/01/99         25
    1878567                              O            03/01/29
    0


    1879092          L86/G01             F          330,000.00         ZZ
                                         360        329,715.88          1
    8153 INSPIRATION DRIVE             6.750          2,140.37         76
                                       6.500          2,140.37      435,000.00
    RANCHO CUCAMONG  CA   91701          2            02/25/99         00
    0431256130                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1880358          168/168             F          245,600.00         ZZ
                                         360        244,556.42          1
    34 NEW STREET                      6.875          1,613.42         80
                                       6.625          1,613.42      307,000.00
    PURCHASE         NY   10577          1            10/29/98         00
    0189397446                           05           12/01/98          0
    0189397446                           O            11/01/28
    0


    1880614          L16/G01             F          800,000.00         ZZ
                                         360        800,000.00          1
    2611 EAST HILLSDEN DRIVE           7.375          5,525.40         59
                                       7.125          5,525.40    1,360,000.00
    SALT LAKE CITY   UT   84117          2            03/10/99         00
    0431248889                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1880894          225/225             F          420,000.00         ZZ
                                         360        419,011.11          1
1


    960 SKYLINE DRIVE                  7.250          2,865.14         53
                                       7.000          2,865.14      800,000.00
    LAGUNA BEACH     CA   92651          5            12/21/98         00
    7096508                              05           02/01/99          0
    7096508                              O            01/01/29
    0


    1880913          765/G01             F          319,500.00         ZZ
                                         360        319,500.00          1
    5 HAZELBRANCH                      7.750          2,288.94         90
                                       7.500          2,288.94      356,000.00
    ALISO VIEJO      CA   92656          2            03/10/99         14
    0431261478                           03           05/01/99         25
    343310                               O            04/01/29
    0


    1880932          964/G01             F          233,600.00         ZZ
                                         360        233,600.00          1
    4655 GREENTREE LANE                7.125          1,573.81         80
                                       6.875          1,573.81      292,000.00
    IRVINE           CA   92612          2            03/22/99         00
    0431274414                           09           05/01/99          0
    50838                                O            04/01/29
    0


    1881359          731/G01             F          165,300.00         ZZ
                                         360        165,300.00          1
    330 VIEWPARK CIRCLE                7.250          1,127.64         54
                                       7.000          1,127.64      307,000.00
    SAN JOSE         CA   95136          2            03/01/99         00
    0431256577                           05           05/01/99          0
    114257617                            O            04/01/29
    0


    1881408          168/168             F          297,400.00         ZZ
                                         240        296,272.06          1
    27 BENNETT LANE                    7.125          2,328.11         50
                                       6.875          2,328.11      595,000.00
    STONY BROOK      NY   11790          5            12/30/98         00
    0369585178                           05           03/01/99          0
    0369585178                           O            02/01/19
    0


    1881434          G44/G01             F          263,000.00         ZZ
                                         360        262,799.87          1
    9650 SW 122 AVENUE                 7.375          1,816.48         87
                                       7.125          1,816.48      303,000.00
    MIAMI            FL   33186          2            02/22/99         10
    0431251404                           05           04/01/99         25
1


    0000                                 O            03/01/29
    0


    1881509          168/168             F          350,000.00         ZZ
                                         360        349,452.27          1
    218 SHADYBROOK LANE                7.250          2,387.62         56
                                       7.000          2,387.62      625,000.00
    WEST ISLIP       NY   11795          1            01/08/99         00
    5911265                              05           03/01/99          0
    5911265                              O            02/01/29
    0


    1881575          575/G01             F          180,300.00         ZZ
                                         360        180,024.76          1
    1016 RUSSELL LANE                  7.375          1,245.29         72
                                       7.125          1,245.29      251,000.00
    WEST CHESTER     PA   19382          2            01/21/99         00
    0431265917                           05           03/01/99          0
    0009216573                           O            02/01/29
    0


    1881686          664/G01             F          265,000.00         ZZ
                                         360        264,595.48          1
    20060 OAKSIDE COURT                7.375          1,830.29         76
                                       7.125          1,830.29      350,000.00
    SAUGUS AREA      CA   91350          2            01/21/99         00
    0431223775                           05           03/01/99          0
    2983633                              O            02/01/29
    0


    1881785          168/168             F          316,500.00         ZZ
                                         360        313,158.03          1
    18 CAPTAIN SAMUEL FORBUSH RD       7.125          2,132.32         64
                                       6.875          2,132.32      500,000.00
    WESTBOROUGH      MA   01518          2            11/24/98         00
    0209391707                           05           01/01/99          0
    0209391707                           O            12/01/28
    0


    1881959          B23/G01             F          540,000.00         ZZ
                                         360        540,000.00          1
    9370 LUBEC STREET                  7.625          3,822.09         80
                                       7.375          3,822.09      675,000.00
    DOWNEY           CA   90240          1            03/03/99         00
    0431251198                           05           05/01/99          0
    88003367                             O            04/01/29
    0


1


    1882088          975/G01             F          248,000.00         ZZ
                                         360        247,801.68          1
    2532 BISCAYNE PLACE                7.125          1,670.82         80
                                       6.875          1,670.82      310,000.00
    FULLERTON        CA   92833          2            02/01/99         00
    0431260652                           05           04/01/99          0
    990319                               O            03/01/29
    0


    1882116          026/G01             F          675,000.00         ZZ
                                         360        675,000.00          1
    808 ORIOLE DR                      7.000          4,490.80         75
                                       6.750          4,490.80      900,000.00
    VIRGINIA BEACH   VA   23451          2            03/02/99         00
    0431264514                           05           05/01/99          0
    0200074407                           O            04/01/29
    0


    1882326          356/G01             F          324,000.00         ZZ
                                         360        323,740.90          1
    3049 MAGNUM DRIVE                  7.125          2,182.85         71
                                       6.875          2,182.85      460,000.00
    SAN JOSE         CA   95135          2            01/28/99         00
    0431252980                           05           04/01/99          0
    2648020                              O            03/01/29
    0


    1882619          F03/G01             F          219,000.00         ZZ
                                         360        219,000.00          1
    22741 ISLAMARE LANE                7.375          1,512.58         80
                                       7.125          1,512.58      275,000.00
    LAKE FOREST      CA   92630          5            03/05/99         00
    0431260462                           03           05/01/99          0
    LAG11664                             O            04/01/29
    0


    1882765          069/G01             F          256,000.00         ZZ
                                         360        255,589.34          1
    3101 MAINWAY DRIVE                 7.125          1,724.72         73
                                       6.875          1,724.72      355,000.00
    LOS ALAMITOS     CA   90720          2            01/25/99         00
    0431248525                           05           03/01/99          0
    236232813                            O            02/01/29
    0


    1882767          816/G01             F          282,750.00         ZZ
                                         360        282,523.89          1
    3801 EAST BARBARA WAY              7.125          1,904.94         75
                                       6.875          1,904.94      377,000.00
1


    SALT LAKE CITY   UT   84124          5            02/16/99         00
    0431227008                           05           04/01/99          0
    000                                  O            03/01/29
    0


    1883081          K45/G01             F          149,650.00         ZZ
                                         360        149,650.00          1
    2011 EAST RENEE DRIVE              7.875          1,085.07         95
                                       7.625          1,085.07      157,569.00
    PHOENIX          AZ   85024          1            03/01/99         04
    0431255439                           03           05/01/99         30
    0000                                 O            04/01/29
    0


    1883278          B98/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    5851 CROCUS CIRCLE                 7.375          2,072.03         90
                                       7.125          2,072.03      337,000.00
    LA PALMA         CA   90623          2            03/11/99         01
    0431265529                           05           05/01/99         25
    0000                                 O            04/01/29
    0


    1883314          H10/H10             F          245,000.00         ZZ
                                         360        244,264.32          1
    1 BERKELEY ROAD                    7.750          1,755.21         72
                                       7.500          1,755.21      345,000.00
    LIVINGSTON       NJ   07039          1            01/25/99         00
    12142735                             05           03/01/99          0
    12142735                             O            02/01/29
    0


    1883656          K09/G01             F          159,000.00         ZZ
                                         360        159,000.00          1
    1065 NORTH 600 EAST                7.500          1,111.75         75
                                       7.250          1,111.75      213,000.00
    LEHI             UT   84043          2            03/03/99         00
    0431245802                           05           05/01/99          0
    344673                               O            04/01/29
    0


    1883724          069/G01             F          218,000.00         ZZ
                                         360        217,825.67          1
    5631 ROCKLEDGE DRIVE               7.125          1,468.71         70
                                       6.875          1,468.71      315,000.00
    BUENA PARK       CA   90621          2            02/01/99         00
    0431248582                           05           04/01/99          0
    2362299048                           O            03/01/29
    0
1




    1883795          369/G01             F          330,000.00         ZZ
                                         360        329,736.11          1
    747 LAKEVIEW WAY                   7.125          2,223.27         79
                                       6.875          2,223.27      420,000.00
    REDWOOD CITY     CA   94062          2            01/26/99         00
    0431236595                           05           04/01/99          0
    0071173033                           O            03/01/29
    0


    1883845          L94/G01             F          187,000.00         ZZ
                                         360        187,000.00          1
    623 EAST SEVENTH AVE               6.625          1,197.38         57
                                       6.375          1,197.38      332,000.00
    SALT LAKE CITY   UT   84103          5            03/04/99         00
    0431246750                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1883865          168/168             F          291,000.00         ZZ
                                         360        290,533.20          1
    2808 ROSEBUD AVENUE                7.125          1,960.52         80
                                       6.875          1,960.52      365,000.00
    SOUTH MERRICK    NY   11566          1            01/27/99         00
    0239995651                           05           03/01/99          0
    0239995651                           O            02/01/29
    0


    1883868          A06/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    12001 WEST COMMERCE ROAD           7.375          1,768.13         64
                                       7.125          1,768.13      400,000.00
    MILFORD          MI   48380          2            03/05/99         00
    0431253178                           05           05/01/99          0
    9818254                              O            04/01/29
    0


    1883876          369/G01             F          346,500.00         ZZ
                                         360        345,723.71          1
    26209 JESMOND DENE ROAD            7.500          2,422.78         90
                                       7.250          2,422.78      385,000.00
    ESCONDIDO        CA   92026          2            12/14/98         11
    0431236363                           05           02/01/99         25
    0071076517                           O            01/01/29
    0


    1884018          975/G01             F          159,000.00         ZZ
                                         360        158,872.85          4
1


    1047,1049,1049 1/2,1051            7.125          1,071.21         67
    EAST 51ST STREET                   6.875          1,071.21      240,000.00
    LOS ANGELES      CA   90011          2            02/10/99         00
    0431260702                           05           04/01/99          0
    984140                               O            03/01/29
    0


    1884155          964/G01             F          235,600.00         ZZ
                                         360        235,600.00          1
    24 SANTA CATRINA                   7.125          1,587.28         80
                                       6.875          1,587.28      294,500.00
    RANCHO SANTA MA  CA   92688          1            03/15/99         00
    0431259175                           03           05/01/99          0
    52741                                O            04/01/29
    0


    1884366          076/076             F          300,000.00         ZZ
                                         360        299,506.75          1
    712     WESTWOODS DR               7.000          1,995.91         64
                                       6.750          1,995.91      475,000.00
    LIBERTY          MO   64068          2            01/12/99         00
    2016677                              05           03/01/99          0
    2016677                              O            02/01/29
    0


    1884371          076/076             F          485,000.00         ZZ
                                         360        483,800.38          1
    665  RIVIERA DR                    7.000          3,226.72         64
                                       6.750          3,226.72      759,000.00
    LOS ALTOS        CA   94024          1            12/16/98         00
    4115143                              05           02/01/99          0
    4115143                              O            01/01/29
    0


    1884376          076/076             F          254,405.00         ZZ
                                         360        253,775.75          1
    5918    OSO PKWY                   7.000          1,692.56         79
                                       6.750          1,692.56      325,000.00
    CORPUS CHRISTI   TX   78414          2            12/18/98         00
    5948138                              05           02/01/99          0
    5948138                              O            01/01/29
    0


    1884458          076/076             F          352,000.00         ZZ
                                         360        351,129.33          1
    4012  W 4TH ST                     7.000          2,341.87         80
                                       6.750          2,341.87      440,000.00
    FORT WORTH       TX   76107          2            12/23/98         00
    7985107                              05           02/01/99          0
1


    7985107                              O            01/01/29
    0


    1884465          076/076             F          494,400.00         ZZ
                                         360        493,177.12          1
    11869   STONEGATE WAY              7.000          3,289.26         80
                                       6.750          3,289.26      618,119.00
    NORTHRIDGE       CA   91326          1            12/23/98         00
    7995732                              05           02/01/99          0
    7995732                              O            01/01/29
    0


    1884473          076/076             F          317,350.00         ZZ
                                         360        316,565.04          1
    15242 NE80TH AVE                   7.000          2,111.34         89
                                       6.750          2,111.34      360,000.00
    KENMORE          WA   98028          1            12/30/98         11
    8355347                              05           02/01/99         25
    8355347                              O            01/01/29
    0


    1884484          076/076             F          500,000.00         ZZ
                                         360        499,177.91          1
    14 GOLDEN HARVEST                  7.000          3,326.52         58
                                       6.750          3,326.52      868,000.00
    ROXBURY          CT   06783          2            01/05/99         00
    8387423                              05           03/01/99          0
    8387423                              O            02/01/29
    0


    1884488          076/076             F          299,000.00         ZZ
                                         360        298,508.39          1
    20610 NE157TH ST                   7.000          1,989.26         79
                                       6.750          1,989.26      380,000.00
    KEARNEY          MO   64060          2            01/11/99         00
    8839769                              05           03/01/99          0
    8839769                              O            02/01/29
    0


    1884662          638/G01             F          290,000.00         ZZ
                                         360        289,691.67          1
    2736 DEERPARK DRIVE                7.000          1,929.38         80
                                       6.750          1,929.38      365,000.00
    SAN DIEGO        CA   92110          2            02/09/99         00
    0431234137                           05           04/01/99          0
    08848611                             O            03/01/29
    0


1


    1884674          B57/G01             F          468,500.00         ZZ
                                         360        468,115.97          1
    658 PALISADES DRIVE                7.000          3,116.95         70
                                       6.750          3,116.95      670,000.00
    LOS ANGELES      CA   90272          1            02/05/99         00
    0431234004                           01           04/01/99          0
    9920045                              O            03/01/29
    0


    1884697          825/G01             F          350,000.00         ZZ
                                         360        349,713.11          1
    131 PINE ST                        7.000          2,328.56         52
                                       6.750          2,328.56      680,000.00
    BRECKENRIDGE     CO   80424          5            02/22/99         00
    0431235001                           05           04/01/99          0
    02929                                O            03/01/29
    0


    1884721          E66/E66             F          323,800.00         ZZ
                                         360        323,267.62          1
    8908 WEAVER CROSSING ROAD          7.000          2,154.25         80
                                       6.750          2,154.25      404,800.00
    APEX             NC   27502          2            01/20/99         00
    600450789                            05           03/01/99          0
    600450789                            O            02/01/29
    0


    1884725          N71/G01             F           66,500.00         ZZ
                                         360         66,500.00          1
    11021 N.W. 7 STREET #203-9         7.625            470.68         95
                                       7.375            470.68       70,000.00
    MIAMI            FL   33172          1            03/08/99         11
    0431258409                           01           05/01/99         30
    00000                                O            04/01/29
    0


    1885124          F59/G01             F          355,000.00         ZZ
                                         360        355,000.00          1
    7 MYERS FARM ROAD                  7.375          2,451.90         67
                                       7.125          2,451.90      530,000.00
    HINGHAM          MA   02043          2            03/26/99         00
    0431269398                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1885261          E82/G01             F          118,000.00         ZZ
                                         360        117,903.27          1
    4815 TURNPOST LANE                 7.000            785.06         78
                                       6.750            785.06      152,300.00
1


    SAN ANTONIO      TX   78247          2            02/23/99         00
    0400157293                           03           04/01/99          0
    0400157293                           O            03/01/29
    0


    1885338          356/G01             F          406,300.00         ZZ
                                         360        405,975.09          1
    147 OLD ADOBE ROAD                 7.125          2,737.32         53
                                       6.875          2,737.32      780,000.00
    LOS GATOS        CA   95032          2            02/04/99         00
    0431261825                           05           04/01/99          0
    2649408                              O            03/01/29
    0


    1885430          G32/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
    520 JACKSON                        7.125          3,705.46         70
                                       6.875          3,705.46      795,000.00
    GLENCOE          IL   60022          2            03/11/99         00
    0431250711                           05           05/01/99          0
    1005500                              O            04/01/29
    0


    1885482          G87/G01             F           63,500.00         ZZ
                                         360         63,500.00          1
    276 ARCHER                         7.625            449.45         80
                                       7.375            449.45       80,000.00
    BLACKFOOT        ID   83221          2            03/11/99         00
    0431254994                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1885495          664/G01             F          226,400.00         ZZ
                                         360        226,054.40          1
    1924 NORTH BERENDO STREET          7.375          1,563.69         80
                                       7.125          1,563.69      283,000.00
    LOS ANGELES      CA   90027          1            01/12/99         00
    0431252584                           05           03/01/99          0
    2785780                              O            02/01/29
    0


    1885533          M29/G01             F          365,000.00         ZZ
                                         360        364,693.35          1
    22059 EAST ARBOR DRIVE             6.875          2,397.80         69
                                       6.625          2,397.80      530,000.00
    AURORA           CO   80016          5            02/23/99         00
    0431252634                           03           04/01/99          0
    0000                                 O            03/01/29
    0
1




    1885563          664/G01             F          312,000.00         ZZ
                                         360        311,762.59          1
    2556 SAN CARLOS AVENUE             7.375          2,154.91         90
                                       7.125          2,154.91      350,000.00
    SAN CARLOS       CA   94070          1            02/03/99         11
    0431251180                           05           04/01/99         25
    2921864                              O            03/01/29
    0


    1885600          E45/E45             F          150,000.00         ZZ
                                         360        149,782.19          1
    104 ONEY DRIVE                     7.625          1,061.69         75
                                       7.375          1,061.69      200,000.00
    MACON            GA   31216          2            01/13/99         00
    47794                                05           03/01/99          0
    47794                                O            02/01/29
    0


    1885656          026/G01             F          275,000.00         ZZ
                                         360        274,763.23          1
    3430 TRINITY CHURCH RD.            6.750          1,783.65         79
                                       6.500          1,783.65      350,500.00
    CONCORD          NC   28027          2            02/24/99         00
    0431256296                           05           04/01/99          0
    0200452975                           O            03/01/29
    0


    1885805          F27/F27             F          253,600.00         ZZ
                                         360        253,370.74          1
    4133 BURNING RIDGE COURT           6.500          1,602.93         80
                                       6.250          1,602.93      317,010.00
    WOODBRIDGE       VA   22192          1            02/26/99         00
    6060048590                           03           04/01/99          0
    6060048590                           O            03/01/29
    0


    1886069          L86/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    9111 REGATTA DRIVE                 7.500          1,845.93         80
                                       7.250          1,845.93      330,000.00
    HUNTINGTON BEAC  CA   92646          2            03/11/99         00
    0431263631                           05           05/01/99          0
    00                                   O            04/01/29
    0


    1886095          830/G01             F          308,000.00         ZZ
                                         360        307,741.24          1
1


    19751 DRAKE DRIVE                  6.875          2,023.34         65
                                       6.625          2,023.34      475,000.00
    CUPERTINO        CA   95014          2            02/20/99         00
    0431250877                           05           04/01/99          0
    542469                               O            03/01/29
    0


    1886099          299/G01             F          274,700.00         ZZ
                                         360        272,095.98          1
    3141 CATRINA LANE                  7.375          1,897.29         40
                                       7.125          1,897.29      690,000.00
    ANNAPOLIS        MD   21403          2            08/07/98         00
    0431241108                           03           10/01/98          0
    00874697                             O            09/01/28
    0


    1886117          K65/G01             F          298,850.00         ZZ
                                         360        298,850.00          1
    4633 CLUB CIRCLE                   7.000          1,988.26         80
                                       6.750          1,988.26      375,000.00
    ATLANTA          GA   30319          1            03/15/99         00
    0431258375                           05           05/01/99          0
    00                                   O            04/01/29
    0


    1886139          811/G01             F          204,800.00         ZZ
                                         360        204,627.94          1
    3173 PAYNE AVENUE APT 1            6.875          1,345.39         80
                                       6.625          1,345.39      256,000.00
    SAN JOSE         CA   95117          1            02/25/99         00
    0431250943                           09           04/01/99          0
    FM02209228                           O            03/01/29
    0


    1886172          664/G01             F          358,600.00         ZZ
                                         360        358,010.39          1
    15325 MICHAEL CREST DRIVE          7.000          2,385.78         54
                                       6.750          2,385.78      675,000.00
    SANTA CLARITA A  CA   91351          2            01/21/99         00
    0431249846                           05           03/01/99          0
    2902344                              O            02/01/29
    0


    1886248          B57/G01             F          285,850.00         ZZ
                                         360        285,850.00          1
    21090 RIOS STREET                  7.000          1,901.77         90
                                       6.750          1,901.77      318,000.00
    LOS ANGELES      CA   91364          1            03/01/99         12
    0431242049                           05           05/01/99         25
1


    9910386                              O            04/01/29
    0


    1886256          822/G01             F           97,500.00         ZZ
                                         360         97,500.00          1
    573 GROVE STREET                   7.625            690.10         62
                                       7.375            690.10      158,000.00
    CLIFTON          NJ   07013          2            03/17/99         00
    0431255777                           05           05/01/99          0
    1206021473                           O            04/01/29
    0


    1886346          B57/G01             F          248,000.00         ZZ
                                         360        247,815.94          1
    665 AZALEA STREET                  7.500          1,734.06         80
                                       7.250          1,734.06      310,000.00
    THOUSAND OAKS    CA   91360          2            02/17/99         00
    0431264902                           05           04/01/99          0
    9910028                              O            03/01/29
    0


    1886354          F27/F27             F          140,200.00         ZZ
                                         360        140,073.26          1
    10558 CROOKED BRANCH COURT         6.500            886.16         80
                                       6.250            886.16      175,275.00
    MANASSAS         VA   20110          1            02/24/99         00
    6060051745                           03           04/01/99          0
    6060051745                           O            03/01/29
    0


    1886363          550/550             F          389,120.00         ZZ
                                         360        389,120.00          1
    8664 NORTH 73RD WAY                7.000          2,588.83         80
                                       6.750          2,588.83      486,400.00
    SCOTTSDALE       AZ   85258          1            02/23/99         00
    120291807                            03           05/01/99          0
    120291807                            O            04/01/29
    0


    1886429          L16/G01             F           97,500.00         ZZ
                                         360         97,500.00          1
    1798 WEST 180 SOUTH                7.750            698.50         80
                                       7.500            698.50      122,000.00
    OREM             UT   84058          2            03/09/99         00
    0431250752                           05           05/01/99          0
    99020028                             O            04/01/29
    0


1


    1886504          637/G01             F          635,000.00         ZZ
                                         360        634,479.50          1
    1245 ARMSBY DRIVE                  7.000          4,224.67         53
                                       6.750          4,224.67    1,200,000.00
    HILLSBOROUGH     CA   94010          5            02/03/99         00
    0431251099                           05           04/01/99          0
    0010962496                           O            03/01/29
    0


    1886522          K79/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    21 STARR RIDGE ROAD                7.000          3,326.51         55
                                       6.750          3,326.51      918,127.00
    NEEDHAM          MA   02492          1            03/15/99         00
    0431261890                           05           05/01/99          0
    121931886522                         O            04/01/29
    0


    1886539          637/G01             F           99,250.00         ZZ
                                         360         99,164.54          1
    10209 SOUTH 43RD WAY               6.750            643.74         78
                                       6.500            643.74      128,000.00
    PHOENIX          AZ   85044          2            02/04/99         00
    0431240597                           05           04/01/99          0
    0015158272                           O            03/01/29
    0


    1886615          731/G01             F          308,000.00         ZZ
                                         360        307,765.64          1
    11715 WILLS CREEK ROAD             7.375          2,127.28         80
                                       7.125          2,127.28      385,000.00
    SAN DIEGO        CA   92131          2            02/18/99         00
    0431251248                           05           04/01/99          0
    613513260                            O            03/01/29
    0


    1886636          820/G01             F          352,000.00         ZZ
                                         360        351,711.46          1
    855 NORTH  RAINBOW DRIVE           7.000          2,341.87         80
                                       6.750          2,341.87      440,000.00
    GLENDORA         CA   91741          1            02/01/99         00
    0431244813                           05           04/01/99          0
    0165150619                           O            03/01/29
    0


    1886706          944/G01             F          444,000.00         ZZ
                                         360        443,626.99          1
    23366 DEERFIELD ROAD               6.875          2,916.76         80
                                       6.625          2,916.76      555,000.00
1


    LOS GATOS        CA   95033          1            02/19/99         00
    0431238823                           05           04/01/99          0
    17108                                O            03/01/29
    0


    1886728          665/G01             F          468,800.00         ZZ
                                         360        468,406.15          1
    1419 CORDILLERAS AVENUE            6.875          3,079.68         80
                                       6.625          3,079.68      586,000.00
    SAN CARLOS       CA   94070          2            02/17/99         00
    0431238633                           05           04/01/99          0
    9901228107                           O            03/01/29
    0


    1886753          975/G01             F          139,200.00         ZZ
                                         360        139,094.08          1
    5796 EAST GRANT AVENUE             7.375            961.42         80
                                       7.125            961.42      174,000.00
    FRESNO           CA   93727          2            02/17/99         00
    0431253301                           05           04/01/99          0
    990209                               O            03/01/29
    0


    1886771          757/G01             F          345,000.00         ZZ
                                         360        344,717.20          1
    233 MEDINAH                        7.000          2,295.30         75
                                       6.750          2,295.30      460,000.00
    ST SIMONS ISLAN  GA   31522          5            02/24/99         00
    0431244086                           05           04/01/99          0
    8418469                              O            03/01/29
    0


    1886800          956/G01             F          235,000.00         ZZ
                                         360        234,404.32          1
    2005 CAUGHLIN CREEK ROAD           6.875          1,543.78         69
                                       6.625          1,543.78      343,000.00
    RENO             NV   89509          2            12/17/98         00
    0431241074                           03           02/01/99          0
    108110108                            O            01/01/29
    0


    1886820          387/G01             F          121,200.00         ZZ
                                         360        119,434.40          1
    2004 HEARTHSTONE DRIVE             7.625            857.85         80
                                       7.375            857.85      151,500.00
    CARROLLTON       TX   75010          1            08/29/97         00
    0431254259                           05           10/01/97          0
    0001188093                           O            09/01/27
    0
1




    1886891          830/G01             F           80,900.00         ZZ
                                         360         80,838.44          1
    1310 47TH STREET                   7.375            558.76         81
                                       7.125            558.76      100,000.00
    DES MOINES       IA   50311          2            02/27/99         14
    0431250109                           05           04/01/99         12
    539200                               O            03/01/29
    0


    1887095          588/G01             F          256,975.00         ZZ
                                         360        256,748.28          1
    10 STONE DRIVE                     6.625          1,645.44         95
                                       6.375          1,645.44      270,500.00
    WEST ORANGE TOW  NJ   07052          1            02/11/99         10
    0431252220                           05           04/01/99         30
    981201140                            O            03/01/29
    0


    1887097          E82/G01             F          314,000.00         ZZ
                                         360        314,000.00          1
    667 LOS ALTOS AVENUE               6.875          2,062.75         77
                                       6.625          2,062.75      410,000.00
    LONG BEACH       CA   90814          2            03/03/99         00
    0400181988                           05           05/01/99          0
    0400181988                           O            04/01/29
    0


    1887113          369/G01             F          341,400.00         ZZ
                                         360        340,824.71          1
    467 LAKE EVA MARIE DRIVE           6.875          2,242.76         78
                                       6.625          2,242.76      440,000.00
    RALEIGH          NC   27603          2            01/13/99         00
    0431242312                           03           03/01/99          0
    0061955456                           O            02/01/29
    0


    1887209          E38/G01             F          520,000.00         ZZ
                                         360        519,573.76          1
    1038 WATERBURY LANE                7.000          3,459.57         80
                                       6.750          3,459.57      650,000.00
    VENTURA          CA   93001          1            02/19/99         00
    0431250265                           05           04/01/99          0
    986138                               O            03/01/29
    0


    1887274          K21/G01             F          465,000.00         ZZ
                                         360        465,000.00          1
1


    458 26TH STREET                    7.000          3,093.66         47
                                       6.750          3,093.66    1,000,000.00
    SANTA MONICA     CA   90402          2            02/23/99         00
    0431257351                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1887278          637/G01             F          287,000.00         ZZ
                                         360        286,758.88          1
    2804 CLIFF DRIVE                   6.875          1,885.39         23
                                       6.625          1,885.39    1,250,000.00
    NEWPORT BEACH    CA   92663          2            02/05/99         00
    0431243104                           05           04/01/99          0
    4305991                              O            03/01/29
    0


    1887308          470/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    27692 PASEO ESTEBAN                7.000          2,262.03         80
                                       6.750          2,262.03      425,000.00
    SAN JUAN CAPIST  CA   92675          1            03/01/99         00
    0431252931                           05           05/01/99          0
    96030322                             O            04/01/29
    0


    1887366          026/G01             F          310,860.00         ZZ
                                         360        310,598.84          1
    1270 OAKDALE RD.                   6.875          2,042.13         90
                                       6.625          2,042.13      345,400.00
    ATLANTA          GA   30307          1            02/26/99         19
    0431242734                           05           04/01/99         25
    0200269771                           O            03/01/29
    0


    1887386          G52/G01             F          476,050.00         ZZ
                                         360        475,650.06          1
    177 ORANGE HEIGHTS LANE            6.875          3,127.31         72
                                       6.625          3,127.31      670,100.00
    CORONA           CA   91719          1            02/22/99         00
    0431249028                           05           04/01/99          0
    89500051                             O            03/10/29
    0


    1887450          757/G01             F          260,000.00         ZZ
                                         360        259,802.16          1
    20 COT HILL ROAD                   7.375          1,795.76         75
                                       7.125          1,795.76      350,000.00
    BEDFORD          MA   01730          2            02/24/99         00
    0431262492                           05           04/01/99          0
1


    9601029                              O            03/01/29
    0


    1887492          562/G01             F          412,000.00         ZZ
                                         360        412,000.00          1
    6 QUAKER HILL COURT WEST           7.375          2,845.59         80
                                       7.125          2,845.59      515,000.00
    CROTON ON HUDSO  NY   10520          1            03/05/99         00
    0431243195                           05           05/01/99          0
    589929                               O            04/01/29
    0


    1887693          136/136             F          157,000.00         ZZ
                                         360        157,000.00          1
    527 MONROE AVE.                    7.000          1,044.53         63
                                       6.750          1,044.53      250,000.00
    WASHINGTON TOWN  NJ   07675          2            03/08/99         00
    1119726                              05           05/01/99          0
    1119726                              O            04/01/29
    0


    1887873          K21/G01             F          485,000.00         ZZ
                                         360        485,000.00          1
    1 RUE BIARRITZ                     7.125          3,267.53         66
                                       6.875          3,267.53      735,000.00
    NEWPORT BEACH    CA   92660          1            03/12/99         00
    0431275767                           09           05/01/99          0
    9910856                              O            04/01/29
    0


    1887947          253/253             F          209,600.00         ZZ
                                         360        209,423.90          1
    7104 COLGATE DRIVE                 6.875          1,376.93         80
                                       6.625          1,376.93      262,000.00
    ALEXANDRIA       VA   22307          1            02/26/99         00
    931587                               05           04/01/99          0
    931587                               O            03/01/29
    0


    1888015          893/G01             F          291,200.00         ZZ
                                         360        291,200.00          1
    20 EAST BELLEVUE AVENUE            7.000          1,937.37         70
                                       6.750          1,937.37      419,000.00
    SAN MATEO        CA   94401          2            03/01/99         00
    0431243849                           05           05/01/99          0
    99010700                             O            04/01/29
    0


1


    1888060          731/G01             F           86,800.00         ZZ
                                         360         86,733.95          1
    5640 HUNTERS CROSSING COURT        7.375            599.51         70
                                       7.125            599.51      124,000.00
    LITHONIA         GA   30038          2            02/23/99         00
    0431250505                           05           04/01/99          0
    3142271082                           O            03/01/29
    0


    1888082          664/G01             F          260,000.00         ZZ
                                         360        259,786.88          1
    3920 TERNEZ DRIVE                  7.000          1,729.79         70
                                       6.750          1,729.79      375,000.00
    MOORPARK         CA   93021          2            02/10/99         00
    0431258557                           05           04/01/99          0
    2980720                              O            03/01/29
    0


    1888099          664/G01             F          260,000.00         ZZ
                                         360        259,781.56          1
    2027 SOLOMONS ISLAND ROAD          6.875          1,708.02         65
                                       6.625          1,708.02      403,000.00
    HUNTINGTON       MD   20639          2            02/10/99         00
    0431250059                           05           04/01/99          0
    2951077                              O            03/01/29
    0


    1888112          E33/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    835 HOLDEN COURT                   7.125          4,379.17         46
                                       6.875          4,379.17    1,430,000.00
    LAKE FOREST      IL   60045          2            03/05/99         00
    0431250422                           05           05/01/99          0
    466470698                            O            04/01/29
    0


    1888175          E82/G01             F          333,000.00         ZZ
                                         360        333,000.00          1
    10913 WILDERNESS DRIVE             7.375          2,299.95         90
                                       7.125          2,299.95      370,000.00
    ALTA LOMA        CA   91737          2            03/04/99         04
    0400188298                           03           05/01/99         25
    1621031                              O            04/01/29
    0


    1888178          588/G01             F          375,000.00         ZZ
                                         360        374,700.11          1
    37 OLD POST LANE                   7.125          2,526.45         75
                                       6.875          2,526.45      500,000.00
1


    MAMARONECK VILL  NY   10543          5            02/25/99         00
    0431252014                           05           04/01/99          0
    990105006                            O            03/01/29
    0


    1888211          J55/G01             F          261,250.00         ZZ
                                         360        261,250.00          1
    1217 VENETIA                       7.500          1,826.70         95
                                       7.250          1,826.70      275,000.00
    CORAL GABLES     FL   33131          1            03/30/99         12
    0431278332                           05           05/01/99         30
    23002188                             O            04/01/29
    0


    1888228          026/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    525 TULLAMORE WAY                  7.000          4,324.47         62
                                       6.750          4,324.47    1,050,000.00
    ALPHARETTA       GA   30004          5            03/03/99         00
    0431244136                           03           05/01/99          0
    0200440918                           O            04/01/29
    0


    1888256          964/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
    25500 CRESTFIELD CIRCLE            7.375          2,541.68         80
                                       7.125          2,541.68      460,000.00
    CASTRO VALLEY    CA   94552          2            03/04/99         00
    0431245968                           05           05/01/99          0
    51607                                O            04/01/29
    0


    1888437          676/676             F          492,000.00         ZZ
                                         360        490,812.54          1
    2931 PACIFIC HEIGHTS ROAD          7.125          3,314.70         80
                                       6.875          3,314.70      615,000.00
    HONOLULU         HI   96813          1            12/08/98         00
    850100309971                         05           02/01/99          0
    850100309971                         O            01/01/29
    0


    1888475          B60/G01             F          376,550.00         ZZ
                                         360        376,241.34          1
    1695 CALLE DEL ORO                 7.000          2,505.20         80
                                       6.750          2,505.20      470,961.00
    CORONA           CA   91720          1            02/08/99         00
    0431247535                           05           04/01/99          0
    259407                               O            03/01/29
    0
1




    1888483          B60/G01             F          400,000.00         ZZ
                                         360        399,672.12          1
    26811 LARIAT CIRCLE                7.000          2,661.21         80
                                       6.750          2,661.21      500,000.00
    SAN JUAN CAPIST  CA   92675          1            02/12/99         00
    0431255751                           03           04/01/99          0
    264347                               O            03/01/29
    0


    1888596          P60/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    529 STOCKADE DR                    7.375          1,795.76         80
                                       7.125          1,795.76      325,000.00
    FT WAYNE         IN   46825          1            03/03/99         00
    0431257096                           05           05/01/99          0
    6100038308                           O            04/01/29
    0


    1888625          L70/G01             F          312,000.00         ZZ
                                         360        312,000.00          1
    1284 HILLCREST BLVD                7.000          2,075.74         70
                                       6.750          2,075.74      450,000.00
    MILLBRAE         CA   94030          2            03/18/99         00
    0431272889                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1888644          L86/G01             F          257,000.00         ZZ
                                         360        257,000.00          1
    17062 CASCADES AVENUE              7.125          1,731.46         72
                                       6.875          1,731.46      357,000.00
    YORBA LINDA      CA   92886          2            03/19/99         00
    0431276567                           05           05/01/99          0
    205000236                            O            04/01/29
    0


    1888652          638/G01             F          136,000.00         ZZ
                                         360        135,885.75          1
    4543 EAST 16TH AVENUE              6.875            893.42         74
                                       6.625            893.42      186,000.00
    DENVER           CO   80220          2            02/19/99         00
    0431247618                           05           04/01/99          0
    08852845                             O            03/01/29
    0


    1888658          638/G01             F          210,000.00         ZZ
                                         360        209,836.18          1
1


    868 HOLLY AVENUE                   7.250          1,432.57         78
                                       7.000          1,432.57      270,000.00
    ROHNERT PARK     CA   94928          2            02/22/99         00
    0431247220                           05           04/01/99          0
    08857111                             O            03/01/29
    0


    1888751          588/G01             F          300,000.00         ZZ
                                         360        299,494.48          1
    31 CORN HILL DRIVE                 6.875          1,970.79         73
                                       6.625          1,970.79      415,500.00
    MORRIS TOWNSHIP  NJ   07960          1            01/27/99         00
    0431263292                           05           03/01/99          0
    981201002                            O            02/01/29
    0


    1888761          E82/G01             F          558,500.00         ZZ
                                         360        558,500.00          1
    13257 DURANTS CURVE                7.000          3,715.71         25
                                       6.750          3,715.71    2,250,000.00
    BOSTON           VA   22713          2            03/03/99         00
    0400184230                           05           05/01/99          0
    2635206                              O            04/01/29
    0


    1888775          638/G01             F          335,150.00         ZZ
                                         360        334,868.43          1
    15404 KENTWELL CIRCLE              6.875          2,201.70         56
                                       6.625          2,201.70      600,000.00
    CENTREVILLE      VA   20120          2            02/26/99         00
    0431248277                           03           04/01/99          0
    08853168                             O            03/01/29
    0


    1888788          F18/G01             F          504,000.00         ZZ
                                         360        504,000.00          1
    15658 BLOSSOM HILL ROAD            7.000          3,353.13         80
                                       6.750          3,353.13      630,000.00
    LOS GATOS        CA   95032          1            03/03/99         00
    0431246164                           05           05/01/99          0
    00584                                O            04/01/29
    0


    1888894          E45/G01             F          325,000.00         ZZ
                                         360        324,196.14          1
    340 FAUNA COURT                    7.000          2,162.23         74
                                       6.750          2,162.23      440,000.00
    ATLANTA          GA   30350          5            12/18/98         00
    0431246891                           05           02/01/99          0
1


    47206                                O            01/01/29
    0


    1888900          956/G01             F          446,000.00         ZZ
                                         360        445,634.42          1
    1672 LACHINE DRIVE                 7.000          2,967.25         72
                                       6.750          2,967.25      625,000.00
    SUNNYVALE        CA   94087          2            02/22/99         00
    0431251495                           05           04/01/99          0
    1809020083                           O            03/01/29
    0


    1888902          A19/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    10 WINGAERSHEEK ROAD               7.250          2,319.40         80
                                       7.000          2,319.40      425,000.00
    GLOUCESTER       MA   01930          1            04/01/99         00
    0431275445                           05           05/01/99          0
    1888902                              O            04/01/29
    0


    1888919          B42/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
    329 KUUKAMA STREET                 6.625          1,632.79         72
                                       6.375          1,632.79      355,000.00
    KAILUA           HI   96734          2            03/02/99         00
    0431261544                           05           05/01/99          0
    9934878                              O            04/01/29
    0


    1889103          111/111             F          392,000.00         ZZ
                                         360        391,030.40          1
    12746 PLYMOUTH DRIVE               7.000          2,607.99         48
                                       6.750          2,607.99      820,000.00
    SARATOGA         CA   95070          5            12/04/98         00
    808555                               05           02/01/99          0
    808555                               O            01/01/29
    0


    1889114          111/111             F          405,000.00         ZZ
                                         360        403,660.42          1
    2220 34TH AVENUE SOUTH             7.000          2,694.48         58
                                       6.750          2,694.48      700,000.00
    SEATTLE          WA   98144          5            11/23/98         00
    812083                               05           01/01/99          0
    812083                               O            12/01/28
    0


1


    1889115          026/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    295 BAHAMA LANE                    7.000          3,326.52         42
                                       6.750          3,326.52    1,200,000.00
    PALM BEACH       FL   33480          5            03/05/99         00
    0431245489                           05           05/01/99          0
    0200591274                           O            04/01/29
    0


    1889150          575/G01             F           73,350.00         ZZ
                                         360         73,286.84          1
    110 BOTETOURT ROAD                 6.750            475.75         70
                                       6.500            475.75      104,850.00
    NEWPORT NEWS     VA   23601          1            02/25/99         00
    0431260926                           05           04/01/99          0
    0006789580                           O            03/01/29
    0


    1889152          111/111             F          267,500.00         ZZ
                                         360        266,616.77          1
    961 BLUEBONNET DRIVE               7.000          1,779.68         60
                                       6.750          1,779.68      450,000.00
    SUNNYVALE        CA   94086          2            12/17/98         00
    814069                               05           02/01/99          0
    814069                               O            01/01/29
    0


    1889172          E82/G01             F          271,400.00         ZZ
                                         360        271,400.00          1
    19742 YOSEMITE CIRCLE              7.000          1,805.63         80
                                       6.750          1,805.63      340,000.00
    NORTHRIDGE AREA  CA   91326          2            03/05/99         00
    0400184099                           03           05/01/99          0
    1587941                              O            04/01/29
    0


    1889174          E26/G01             F          283,000.00         ZZ
                                         360        282,773.68          1
    3753 STARR KING CIRCLE             7.125          1,906.63         60
                                       6.875          1,906.63      475,000.00
    PALO ALTO        CA   94306          5            02/19/99         00
    0431252188                           05           04/01/99          0
    34900374                             O            03/01/29
    0


    1889187          111/111             F          600,000.00         ZZ
                                         360        598,515.95          1
    2812 VIA BARRI                     7.000          3,991.81         67
                                       6.750          3,991.81      900,000.00
1


    PALOS VERDES ES  CA   90274          1            12/28/98         00
    812326                               05           02/01/99          0
    812326                               O            01/01/29
    0


    1889202          M17/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
    11124 MEADS AVE                    7.000          3,459.57         70
                                       6.750          3,459.57      750,000.00
    ORANGE           CA   92869          2            02/25/98         00
    0431253277                           05           05/01/99          0
    CMS990018                            O            04/01/29
    0


    1889218          664/G01             F          598,000.00         ZZ
                                         360        597,040.74          1
    1643 QUEENS ROAD                   7.125          4,028.84         56
                                       6.875          4,028.84    1,075,000.00
    LOS ANGELES      CA   90069          2            01/20/99         00
    0431255561                           05           03/01/99          0
    2980522                              O            02/01/29
    0


    1889230          638/G01             F          256,500.00         ZZ
                                         360        256,289.75          1
    3547 OLIVE STREET                  7.000          1,706.50         90
                                       6.750          1,706.50      285,000.00
    SANTA YNEZ       CA   93460          1            02/25/99         14
    0431250430                           05           04/01/99         25
    08849600                             O            03/01/29
    0


    1889236          664/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    4706 CONCHITA WAY                  7.000          1,862.85         53
                                       6.750          1,862.85      535,000.00
    TARZANA AREA     CA   91356          1            02/16/99         00
    0431263581                           05           04/01/99          0
    3019411                              O            03/01/29
    0


    1889242          E23/G01             F          324,000.00         ZZ
                                         360        324,000.00          1
    23512 ELKWOOD STREET               7.000          2,155.58         71
                                       6.750          2,155.58      460,000.00
    LOS ANGELES      CA   91304          5            03/03/99         00
    0431247873                           05           05/01/99          0
    50506175                             O            04/01/29
    0
1




    1889296          N09/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    36 FOREST EDGE ROAD                6.750          1,764.19         78
                                       6.500          1,764.19      350,000.00
    EASTON           MA   02356          1            03/05/99         00
    0431247337                           05           05/01/99          0
    336655                               O            04/01/29
    0


    1889307          F88/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    1335 32ND AVE                      7.000          1,862.85         66
                                       6.750          1,862.85      425,000.00
    SAN FRANCISCO    CA   94122          2            02/18/99         00
    0431253343                           05           04/01/99          0
    99010356                             O            03/01/29
    0


    1889605          F62/G01             F          330,000.00         ZZ
                                         360        329,736.10          1
    16901 SW 73 CT                     7.125          2,223.28         80
                                       6.875          2,223.28      414,000.00
    MIAMI            FL   33157          1            02/26/99         00
    0431250588                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1889687          E82/G01             F          938,500.00         ZZ
                                         360        938,500.00          1
    17492 CAMINO DE YATASTO            7.125          6,322.85         51
                                       6.875          6,322.85    1,850,000.00
    PACIFIC PALISAD  CA   90272          2            03/10/99         00
    0400184685                           03           05/01/99          0
    1542511                              O            04/01/29
    0


    1889852          A06/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    3820 OAKHILL DRIVE                 7.125          4,042.32         80
                                       6.875          4,042.32      750,000.00
    BLOOMFIELD       MI   48301          2            03/04/99         00
    0431262674                           05           05/01/99          0
    001000009900880                      O            04/01/29
    0


    1890000          956/G01             F          450,000.00         ZZ
                                         360        449,640.15          1
1


    20877 KITTRIDGE ROAD               7.125          3,031.73         38
                                       6.875          3,031.73    1,200,000.00
    SARATOGA         CA   95070          2            02/23/99         00
    0431276674                           05           04/01/99          0
    709020241                            O            03/01/29
    0


    1890398          956/G01             F          280,000.00         ZZ
                                         360        279,776.09          1
    38830  ALMADEN PLACE               7.125          1,886.41         63
                                       6.875          1,886.41      450,000.00
    FREMONT          CA   94536          2            02/16/99         00
    0431276682                           05           04/01/99          0
    109020030                            O            03/01/29
    0


    1890400          956/G01             F          246,000.00         ZZ
                                         360        245,803.28          1
    1066 SOUTH MARY AVENUE             7.125          1,657.35         56
                                       6.875          1,657.35      440,000.00
    SUNNYVALE        CA   94087          2            02/19/99         00
    0431276773                           05           04/01/99          0
    109020290                            O            03/01/29
    0


    1890405          956/G01             F          550,000.00         ZZ
                                         360        549,560.18          1
    35 JETER STREET                    7.125          3,705.45         70
                                       6.875          3,705.45      790,000.00
    REDWOOD CITY     CA   94062          2            02/23/99         00
    0431276781                           05           04/01/99          0
    109020325                            O            03/01/29
    0


    1890407          956/G01             F          357,000.00         ZZ
                                         360        356,721.51          1
    23335 LYNHAM PLACE                 7.250          2,435.37         80
                                       7.000          2,435.37      450,000.00
    VALENCIA (AREA)  CA   91354          2            02/08/99         00
    0431276625                           03           04/01/99          0
    609020033                            O            03/01/29
    0


    1890459          964/G01             F          254,000.00         ZZ
                                         360        254,000.00          1
    4705 VANDERHILL ROAD               7.000          1,689.87         80
                                       6.750          1,689.87      317,500.00
    TORRANCE         CA   90505          1            03/03/99         00
    0431248590                           05           05/01/99          0
1


    51732                                O            04/01/29
    0


    1890467          E45/E45             F          600,000.00         ZZ
                                         360        599,508.19          1
    1320 WILD AZALEA LANE              7.000          3,991.81         75
                                       6.750          3,991.81      800,000.00
    ATHENS           GA   30606          2            02/09/99         00
    47713                                05           04/01/99          0
    47713                                O            03/01/29
    0


    1890470          F03/G01             F          215,100.00         ZZ
                                         360        215,100.00          1
    3623 HUNTERS DREAM                 7.000          1,431.07         90
                                       6.750          1,431.07      240,000.00
    SAN ANTONIO      TX   78230          1            03/10/99         11
    0431263722                           05           05/01/99         25
    SAT10804                             O            04/01/29
    0


    1890500          195/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    40 MINOCA ROAD                     7.000          4,324.47         40
                                       6.750          4,324.47    1,650,000.00
    PORTOLA VALLEY   CA   94028          2            03/01/99         00
    0431251925                           05           05/01/99          0
    61845                                O            04/01/29
    0


    1890545          B60/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    2423 CURTIS AVENUE                 7.000          1,995.91         75
                                       6.750          1,995.91      400,000.00
    REDONDO BEACH    CA   90278          5            02/09/99         00
    0431254390                           05           04/01/99          0
    265309                               O            03/01/29
    0


    1890696          808/G01             F          181,600.00         ZZ
                                         360        181,475.02          1
    3494 KIMBER DRIVE                  7.875          1,316.73         80
                                       7.625          1,316.73      227,000.00
    NEWBURY PARK AR  CA   91320          1            02/22/99         00
    0431255058                           05           04/01/99          0
    9500122                              O            03/01/29
    0


1


    1890734          N86/G01             F          400,000.00         ZZ
                                         360        399,717.68          1
    11065 EAST CORDOVA AVENUE          7.750          2,865.65         63
                                       7.500          2,865.65      635,000.00
    APACHE JUCTION   AZ   85219          1            02/25/99         00
    0431248376                           05           04/01/99          0
    0000                                 O            03/01/29
    0


    1890743          808/G01             F          380,700.00         ZZ
                                         360        380,380.16          1
    209 GLENDORA AVENUE                6.875          2,500.93         90
                                       6.625          2,500.93      423,000.00
    LONG BEACH       CA   90803          1            02/22/99         19
    0431254291                           05           04/01/99         25
    9309545                              O            03/01/29
    0


    1890862          889/G01             F          188,000.00         ZZ
                                         360        188,000.00          1
    6545 EAST PASEO DIEGO              7.375          1,298.47         80
                                       7.125          1,298.47      235,000.00
    ANAHEIM          CA   92807          1            03/11/99         00
    0431257757                           09           05/01/99          0
    51302297                             O            04/01/29
    0


    1890864          889/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    1223 EL ENCANTO DRIVE              7.375          1,602.37         80
                                       7.125          1,602.37      290,000.00
    BREA             CA   92821          1            03/05/99         00
    0431257898                           05           05/01/99          0
    51302274                             O            04/01/29
    0


    1890866          455/G01             F          390,000.00         ZZ
                                         360        390,000.00          1
    1075 BELMONT PLACE                 7.375          2,693.64         73
                                       7.125          2,693.64      535,000.00
    BRASELTON        GA   30517          4            03/11/99         00
    0431252998                           05           05/01/99          0
    83656                                O            04/01/29
    0


    1890870          367/367             F          370,008.99         ZZ
                                         302        369,609.89          1
    9405 CRIMSON LEAF TERRACE          7.750          2,788.74         56
                                       7.500          2,788.74      672,411.00
1


    POTOMAC          MD   20854          1            03/08/99         00
    99196131                             03           04/01/99          0
    99196131                             O            05/01/24
    0


    1890882          814/G01             F          270,400.00         ZZ
                                         360        270,400.00          1
    329 LIBERTY STREET                 6.875          1,776.34         80
                                       6.625          1,776.34      338,000.00
    PETALUMA         CA   94952          1            03/03/99         00
    0431252451                           05           05/01/99          0
    1119957                              O            04/01/29
    0


    1890911          A50/A50             F          391,500.00         ZZ
                                         360        390,856.31          1
    406 BRADFORD POINT                 7.000          2,604.66         75
                                       6.750          2,604.66      522,000.00
    PEACHTREE CITY   GA   30269          5            01/28/99         00
    119743                               05           03/01/99          0
    119743                               O            02/01/29
    0


    1890913          A50/A50             F          180,488.00         ZZ
                                         360        180,183.87          1
    3204 WHITEHALL ROAD                6.875          1,185.68         75
                                       6.625          1,185.68      240,650.00
    BIRMINGHAM       AL   35209          1            01/28/99         00
    120316                               05           03/01/99          0
    120316                               O            02/01/29
    0


    1890941          757/G01             F          370,000.00         ZZ
                                         360        370,000.00          1
    37 NEGUS ROAD                      7.375          2,555.50         74
                                       7.125          2,555.50      500,000.00
    WEST DOVER       VT   05356          5            03/08/99         00
    0431254432                           05           05/01/99          0
    8293680                              O            04/01/29
    0


    1890974          731/G01             F          151,000.00         ZZ
                                         360        151,000.00          1
    44514 SOUTHEAST 144TH STREET       7.375          1,042.92         70
                                       7.125          1,042.92      215,730.00
    NORTH BEND       WA   98045          1            03/05/99         00
    0431257773                           03           05/01/99          0
    230237248                            O            04/01/29
    0
1




    1891032          H19/G01             F          304,000.00         ZZ
                                         360        303,768.67          1
    2747 WEST VALLEY CREST WAY         7.375          2,099.66         80
                                       7.125          2,099.66      380,000.00
    RIVERTON         UT   84065          2            03/03/99         00
    0431257286                           05           04/01/99          0
    0002131506                           O            03/01/29
    0


    1891197          562/G01             F          292,400.00         ZZ
                                         360        292,400.00          1
    4047 N W 89TH WAY                  7.375          2,019.54         90
                                       7.125          2,019.54      325,000.00
    COOPER CITY      FL   33024          2            03/08/99         04
    0431253202                           03           05/01/99         25
    593095                               O            04/01/29
    0


    1891217          H47/G01             F          354,000.00         ZZ
                                         360        354,000.00          1
    5508 WEST PRENTICE CIRCLE          7.375          2,444.99         78
                                       7.125          2,444.99      454,699.00
    LITTLETON        CO   80123          1            03/12/99         00
    0431251339                           05           05/01/99          0
    266599                               O            04/01/29
    0


    1891227          K56/G01             F          111,625.00         ZZ
                                         360        111,625.00          1
    1804 NE CARSON WAY                 7.375            770.97         95
                                       7.125            770.97      117,500.00
    BEND             OR   97701          1            03/10/99         21
    0431249630                           05           05/01/99         30
    1020074                              O            04/01/29
    0


    1891255          638/G01             F          301,200.00         ZZ
                                         360        301,200.00          1
    4613 PRINCE ROYAL PLACE            7.375          2,080.31         80
                                       7.125          2,080.31      376,700.00
    SAN JOSE         CA   95136          1            02/26/99         00
    0431253517                           05           05/01/99          0
    08854623                             O            04/01/29
    0


    1891330          A80/G01             F           50,000.00         ZZ
                                         360         50,000.00          1
1


    16635 SW 90 STREET                 7.750            358.21         36
                                       7.500            358.21      138,900.00
    MIAMI            FL   33196          1            03/15/99         00
    0431253020                           03           05/01/99          0
    9916585                              O            04/01/29
    0


    1891366          111/111             F          468,000.00         ZZ
                                         360        467,606.82          1
    21 POPPY HILLS ROAD                6.875          3,074.43         35
                                       6.625          3,074.43    1,350,000.00
    LAGUNA NIGUEL    CA   92677          2            02/22/99         00
    828709                               03           04/01/99          0
    828709                               O            03/01/29
    0


    1891381          A50/A50             F          260,000.00         ZZ
                                         360        259,786.88          1
    2611 FOLEY DRIVE                   7.000          1,729.79         86
                                       6.750          1,729.79      305,000.00
    COLUMBUS         GA   31906          2            03/01/99         19
    121077                               05           04/01/99         25
    121077                               O            03/01/29
    0


    1891413          356/G01             F          277,000.00         ZZ
                                         360        276,783.91          1
    2720 MIRANDA AVE                   7.250          1,889.63         46
                                       7.000          1,889.63      610,000.00
    ALAMO            CA   94507          5            02/05/99         00
    0431253871                           05           04/01/99          0
    2648608                              O            03/01/29
    0


    1891415          356/G01             F          470,000.00         ZZ
                                         360        470,000.00          1
    217 MURCIA COURT                   7.250          3,206.23         66
                                       7.000          3,206.23      720,000.00
    DANVILLE         CA   94506          2            02/19/99         00
    0431253848                           03           05/01/99          0
    2726487                              O            04/01/29
    0


    1891423          813/813             F          134,400.00         ZZ
                                         360        134,106.30          1
    46-1063 EMEPELA WAY                7.625            951.28         80
    #6S                                7.375            951.28      168,000.00
    KANEOHE          HI   96744          2            12/24/98         00
    981202002                            01           02/01/99          0
1


    981202002                            O            01/01/29
    0


    1891435          420/G01             F          483,850.00         ZZ
                                         360        483,453.39          1
    7513 BAY LAUREL COURT              7.000          3,219.07         80
                                       6.750          3,219.07      604,845.00
    DUBLIN           CA   94568          1            02/05/99         00
    0431251578                           03           04/01/99          0
    0000383976                           O            03/01/29
    0


    1891438          B75/G01             F          139,500.00         ZZ
                                         360        139,382.80          1
    14119 MYSTIC STREET                6.875            916.42         75
                                       6.625            916.42      186,000.00
    WHITTIER AREA    CA   90604          2            02/10/99         00
    0431264001                           07           04/01/99          0
    6403745                              O            03/01/29
    0


    1891441          664/G01             F          267,500.00         ZZ
                                         360        267,280.73          1
    23745 SARDA ROAD                   7.000          1,779.69         78
                                       6.750          1,779.69      345,000.00
    VALENCIA AREA    CA   91355          2            02/18/99         00
    0431262344                           05           04/01/99          0
    2977700                              O            03/01/29
    0


    1891446          E87/G01             F          143,200.00         ZZ
                                         360        143,088.29          1
    1100 NOVATO DRIVE                  7.250            976.88         80
                                       7.000            976.88      179,000.00
    OXNARD           CA   93035          2            02/05/99         00
    0431250620                           05           04/01/99          0
    70002118                             O            03/01/29
    0


    1891463          E82/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
    17330 RINGEL DRIVE                 7.250          2,353.51         73
                                       7.000          2,353.51      473,000.00
    MORGAN HILL      CA   95037          2            03/17/99         00
    0400169462                           05           05/01/99          0
    1641628                              O            04/01/29
    0


1


    1891466          956/G01             F          360,000.00         ZZ
                                         360        359,704.91          1
    1565 KOCH LANE                     7.000          2,395.09         56
                                       6.750          2,395.09      650,000.00
    SAN JOSE         CA   95125          5            02/26/99         00
    0431254606                           05           04/01/99          0
    1809020082                           O            03/01/29
    0


    1891473          956/G01             F          295,000.00         ZZ
                                         360        295,000.00          1
    54085 CARRINGTON DRIVE             7.250          2,012.42         80
                                       7.000          2,012.42      371,052.00
    SHELBY TWP       MI   48316          1            03/11/99         00
    0431252352                           05           05/01/99          0
    909020045                            O            04/01/29
    0


    1891474          822/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    562 WEST PLACE                     7.250          3,410.89         49
                                       7.000          3,410.89    1,024,000.00
    NAPLES           FL   34108          5            03/11/99         00
    0431252279                           05           05/01/99          0
    3646005522                           O            04/01/29
    0


    1891516          944/G01             F          336,800.00         ZZ
                                         360        336,800.00          1
    1734 MALLARD COURT                 7.125          2,269.08         80
                                       6.875          2,269.08      421,064.00
    LIVERMORE        CA   94550          1            03/01/99         00
    0431253939                           05           05/01/99          0
    990200026                            O            04/01/29
    0


    1891551          469/469             F          376,000.00         ZZ
                                         360        376,000.00          1
    25 LINCOLN STREET                  7.125          2,533.19         70
                                       6.875          2,533.19      540,000.00
    BELMONT          MA   02478          2            03/05/99         00
    1784473                              05           05/01/99          0
    1784473                              O            04/01/29
    0


    1891754          G32/G01             F          355,000.00         ZZ
                                         360        355,000.00          1
    5615 FARMBROOK LN                  6.750          2,302.53         74
                                       6.500          2,302.53      480,000.00
1


    CRYSTAL LAKE     IL   60014          1            03/15/99         00
    0431280379                           05           05/01/99          0
    1005458                              O            04/01/29
    0


    1891901          M82/G01             F          371,000.00         ZZ
                                         360        371,000.00          1
    3171 WINDING LAKE DRIVE            7.000          2,468.27         50
                                       6.750          2,468.27      750,000.00
    GAINESVILLE      GA   30504          2            03/08/99         00
    0431258532                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1891928          E82/G01             F          239,000.00         ZZ
                                         360        239,000.00          1
    3005 OBSIDIAN COURT                7.125          1,610.19         80
                                       6.875          1,610.19      300,000.00
    SIMI VALLEY      CA   93063          2            03/15/99         00
    0400189346                           03           05/01/99          0
    1559741                              O            04/01/29
    0


    1891952          685/G01             F          368,900.00         ZZ
                                         360        368,900.00          1
    4580 SAN ANTONIO ROAD              7.125          2,485.35         65
                                       6.875          2,485.35      570,000.00
    YORBA LINDA      CA   92886          2            03/11/99         00
    0431253889                           05           05/01/99          0
    117746                               O            04/01/29
    0


    1891953          665/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    1539 PRINCETON DRIVE               7.375          1,864.82         85
                                       7.125          1,864.82      319,950.00
    SAN JOSE         CA   95118          1            03/01/99         04
    0431252311                           05           05/01/99         12
    9901228464                           O            04/01/29
    0


    1891956          811/G01             F          204,000.00         ZZ
                                         360        204,000.00          1
    1602 FLANIGAN WAY                  7.375          1,408.98         80
                                       7.125          1,408.98      255,000.00
    PETALUMA         CA   94954          1            03/04/99         00
    0431274844                           05           05/01/99          0
    FM02104911                           O            04/01/29
    0
1




    1891962          593/593             F          259,000.00         ZZ
                                         360        256,458.62          1
    3403 PASATIEMPO PLACE              8.000          1,900.46         87
                                       7.750          1,900.46      299,000.00
    EAGEL            ID   83616          1            08/29/97         12
    6018980                              03           03/01/98         25
    6018980                              O            02/01/28
    0


    1892018          676/676             F          495,000.00         ZZ
                                         360        493,805.40          1
    1203 KAMEHAME DRIVE                7.125          3,334.91         70
                                       6.875          3,334.91      710,000.00
    HONOLULU         HI   96825          5            12/04/98         00
    0343908                              03           02/01/99          0
    0343908                              O            01/01/29
    0


    1892021          077/077             F          255,200.00         ZZ
                                         360        255,200.00          1
    14794 CLOVER RIDGE DRIVE           7.125          1,719.33         80
                                       6.875          1,719.33      319,000.00
    GRANGER          IN   46530          1            03/11/99         00
    335135                               05           05/01/99          0
    335135                               O            04/01/29
    0


    1892057          B57/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
    3580 GREENHILL ROAD                7.000          2,581.37         80
                                       6.750          2,581.37      485,000.00
    PASADENA         CA   91107          1            03/12/99         00
    0431260108                           05           05/01/99          0
    9920004                              O            04/01/29
    0


    1892072          026/G01             F          293,886.00         ZZ
                                         360        293,886.00          1
    4305 LAWTHER COURT                 7.000          1,955.24         80
                                       6.750          1,955.24      367,886.00
    WILMINGTON       NC   28412          1            03/12/99         00
    0431264498                           05           05/01/99          0
    0200223852                           O            04/01/29
    0


    1892077          664/G01             F          328,000.00         ZZ
                                         360        327,731.13          1
1


    3003 CASTLE HEIGHTS AVENUE         7.000          2,182.20         80
                                       6.750          2,182.20      415,000.00
    LOS ANGELES      CA   90034          2            02/19/99         00
    0431262724                           05           04/01/99          0
    2913663                              O            03/01/29
    0


    1892130          638/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    6016 WEST 10150 NORTH              7.125          1,940.31         80
                                       6.875          1,940.31      360,000.00
    HIGHLAND         UT   84003          5            03/05/99         00
    0431255264                           05           05/01/99          0
    08861389                             O            04/01/29
    0


    1892132          952/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    145 BEECHWOOD STREET               7.375          2,486.44         75
                                       7.125          2,486.44      480,000.00
    RIDGEWOOD        NJ   07450          1            03/26/99         00
    0431278894                           05           05/01/99          0
    99002871                             O            04/01/29
    0


    1892139          638/G01             F          352,000.00         BB
                                         360        352,000.00          1
    13935 ROCK CREEK ROAD              7.625          2,491.43         80
                                       7.375          2,491.43      440,000.00
    POWAY            CA   92064          1            03/03/99         00
    0431254986                           05           05/01/99          0
    08863764                             O            04/01/29
    0


    1892159          638/G01             F          254,800.00         ZZ
                                         360        254,800.00          1
    901 HILLSIDE VIEW ROAD             7.125          1,716.63         84
                                       6.875          1,716.63      305,000.00
    PARKTON          MD   21120          2            03/05/99         10
    0431255363                           05           05/01/99         12
    08855666                             O            04/01/29
    0


    1892180          562/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
    44 WINTHROP DRIVE                  7.125          3,200.17         78
                                       6.875          3,200.17      610,135.00
    WOODBURY         NY   11797          1            03/16/99         00
    0431254333                           05           05/01/99          0
1


    570119                               O            04/01/29
    0


    1892184          K21/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    2829 CABRINI DRIVE NW              7.000          2,328.56         74
                                       6.750          2,328.56      476,000.00
    GIG HARBOR       WA   98335          5            03/16/99         00
    0431262484                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1892225          638/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    708 SPRUCE DRIVE                   7.500          1,901.86         80
                                       7.250          1,901.86      340,000.00
    PROSPECT HEIGHT  IL   60070          1            03/05/99         00
    0431256569                           05           05/01/99          0
    08863336                             O            04/01/29
    0


    1892226          638/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
    11 BOYLSTON STREET                 6.875            624.08         76
                                       6.625            624.08      126,000.00
    METHUEN          MA   01844          2            03/08/99         00
    0431256767                           05           05/01/99          0
    08856911                             O            04/01/29
    0


    1892295          964/G01             F          258,400.00         ZZ
                                         360        258,400.00          1
    7649 EAST HOLLOW OAK ROAD          7.125          1,740.89         64
                                       6.875          1,740.89      410,000.00
    ANAHEIM          CA   92808          2            03/04/99         00
    0431254440                           03           05/01/99          0
    52526                                O            04/01/29
    0


    1892298          H47/G01             F          278,512.00         ZZ
                                         360        278,512.00          1
    2740 WEST WHITE OAK COURT          7.125          1,876.39         85
                                       6.875          1,876.39      327,662.00
    LAFAYETTE        CO   80026          1            03/18/99         10
    0431258219                           03           05/01/99         12
    120000222                            O            04/01/29
    0


1


    1892318          575/G01             F          132,000.00         ZZ
                                         360        131,886.35          1
    99 VILLA ROAD                      6.750            856.15         80
                                       6.500            856.15      165,000.00
    NEWPORT NEWS     VA   23601          1            03/01/99         00
    0431258193                           05           04/01/99          0
    0006771299                           O            03/01/29
    0


    1892329          E85/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    705 CURTIS STREET                  7.375          1,906.26         80
                                       7.125          1,906.26      345,000.00
    ALBANY           CA   94706          1            03/10/99         00
    0431254382                           05           05/01/99          0
    9604732                              O            04/01/29
    0


    1892331          E82/G01             F          273,700.00         ZZ
                                         360        273,700.00          1
    13458 BANFIELD DRIVE               7.125          1,843.97         85
                                       6.875          1,843.97      322,000.00
    CERRITOS         CA   90703          2            03/18/99         04
    0400186961                           05           05/01/99         12
    0400186961                           O            04/01/29
    0


    1892333          593/593             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
    2804 COAST LINE CT                 7.875          7,250.70         40
                                       7.625          7,250.70    2,500,000.00
    LAS VEGAS        NV   89117          5            03/03/99         00
    0007281652                           03           05/01/99          0
    0007281652                           O            04/01/29
    0


    1892334          E82/G01             F          183,000.00         ZZ
                                         360        183,000.00          1
    15 DURANT ROAD                     7.375          1,263.94         67
                                       7.125          1,263.94      275,000.00
    NEW CITY         NY   10956          2            04/09/99         00
    0400186318                           05           05/01/99          0
    0400186318                           O            04/01/29
    0


    1892394          638/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    92 MAPLE AVENUE                    7.125          4,042.31         61
                                       6.875          4,042.31      995,000.00
1


    ATHERTON         CA   94027          1            03/04/99         00
    0431257641                           05           05/01/99          0
    08861812                             O            04/01/29
    0


    1892400          638/G01             F          322,500.00         ZZ
                                         360        322,242.10          1
    3426 GRANADA AVENUE                7.125          2,172.74         75
                                       6.875          2,172.74      430,000.00
    UNIVERSITY PARK  TX   75205          2            03/01/99         00
    0431258052                           05           04/01/99          0
    08858133                             O            03/01/29
    0


    1892403          638/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
    RURAL ROUTE 2 1100 SOUTH           7.750            752.23         69
                                       7.500            752.23      153,000.00
    LADOGA           IN   47954          1            03/05/99         00
    0431258185                           05           05/01/99          0
    08860614                             O            04/01/29
    0


    1892414          638/G01             F          416,000.00         ZZ
                                         360        415,659.01          1
    65 MAOLIS ROAD                     7.000          2,767.66         80
                                       6.750          2,767.66      525,000.00
    NAHANT           MA   01908          2            02/26/99         00
    0431258094                           05           04/01/99          0
    08853414                             O            03/01/29
    0


    1892439          696/G01             F          277,150.00         ZZ
                                         360        277,150.00          1
    12010 GLENN DALE BLVD              7.250          1,890.65         80
                                       7.000          1,890.65      346,460.00
    GLENN DALE       MD   20769          1            03/17/99         00
    0431253426                           03           05/01/99          0
    30199033                             O            04/01/29
    0


    1892464          550/550             F          315,000.00         ZZ
                                         360        315,000.00          1
    135 ESTRADA MAYA                   7.400          2,181.00         41
                                       7.150          2,181.00      775,000.00
    SANTA FE         NM   87501          5            03/03/99         00
    120292359                            03           05/01/99          0
    120292359                            O            04/01/29
    0
1




    1892472          696/G01             F           84,800.00         ZZ
                                         360         84,800.00          1
    1621 PURPLE SAGE DRIVE             6.625            542.98         80
                                       6.375            542.98      106,000.00
    RESTON           VA   20194          1            03/17/99         00
    0431253459                           09           05/01/99          0
    24199007                             O            04/01/29
    0


    1892484          696/G01             F           89,600.00         ZZ
                                         360         89,600.00          1
    14741 GATWICK SQUARE               6.750            581.14         80
                                       6.500            581.14      112,000.00
    CENTREVILLE      VA   20120          1            03/16/99         00
    0431253491                           03           05/01/99          0
    21799047                             O            04/01/29
    0


    1892522          H94/G01             F          328,000.00         ZZ
                                         360        327,744.13          1
    9841 MAMMOTH DRIVE                 7.250          2,237.54         74
                                       7.000          2,237.54      445,000.00
    HUNTINGTON BEAC  CA   92646          2            02/09/99         00
    0431262336                           05           04/01/99          0
    980115516                            O            03/01/29
    0


    1892590          664/G01             F          914,000.00         ZZ
                                         360        913,286.98          1
    505 WALDEN DRIVE                   7.250          6,235.10         49
                                       7.000          6,235.10    1,900,000.00
    BEVERLY HILLS    CA   90210          2            02/09/99         00
    0431263573                           05           04/01/99          0
    2981090                              O            03/01/29
    0


    1892603          A50/A50             F          255,000.00         ZZ
                                         360        254,790.98          1
    8032 INNISBROOK COURT              7.000          1,696.52         79
                                       6.750          1,696.52      325,000.00
    COLUMBUS         GA   31909          2            02/25/99         00
    120644                               03           04/01/99          0
    120644                               O            03/01/29
    0


    1892639          F03/G01             F          124,200.00         ZZ
                                         360        124,200.00          1
1


    4104 SOUTH LEWISTON CIRCLE         7.625            879.08         90
                                       7.375            879.08      138,000.00
    AURORA           CO   80013          1            03/16/99         11
    0431255611                           05           05/01/99         25
    DEN13290                             O            04/01/29
    0


    1892640          116/G01             F          502,400.00         ZZ
                                         360        502,400.00          1
    43 PALMER WOODS DRIVE              7.000          3,342.48         80
                                       6.750          3,342.48      628,000.00
    THE WOODLANDS    TX   77381          1            03/10/99         00
    0431261304                           03           05/01/99          0
    091067339                            O            04/01/29
    0


    1892697          356/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    42 BARBEE LANE                     7.250          2,217.08         70
                                       7.000          2,217.08      465,000.00
    ALAMO            CA   94507          2            02/24/99         00
    0431257443                           05           05/01/99          0
    2727121                              O            04/01/29
    0


    1892710          956/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    670 KODIAK LANE                    7.250          2,237.54         80
                                       7.000          2,237.54      410,000.00
    ARROYO GRANDE    CA   93420          1            03/09/99         00
    0431256080                           05           05/01/99          0
    309020656                            O            04/01/29
    0


    1892728          638/G01             F          209,500.00         ZZ
                                         360        209,500.00          1
    501 EQUUS DRIVE                    6.625          1,341.45         66
                                       6.375          1,341.45      320,000.00
    ELDERSBURG       MD   21784          2            03/04/99         00
    0431258714                           05           05/01/99          0
    08852130                             O            04/01/29
    0


    1892737          D03/G01             F          390,000.00         ZZ
                                         360        390,000.00          1
    947 ERICA DRIVE                    7.375          2,693.63         80
                                       7.125          2,693.63      487,500.00
    SUNNYVALE        CA   94086          1            03/05/99         00
    0431259944                           05           05/01/99          0
1


    67291                                O            04/01/29
    0


    1892738          638/G01             F          322,000.00         ZZ
                                         360        321,748.81          1
    454 NORTH ALFRED STREET            7.250          2,196.61         70
                                       7.000          2,196.61      460,000.00
    LOS ANGELES      CA   90048          1            03/02/99         00
    0431258664                           05           04/01/99          0
    08854293                             O            03/01/29
    0


    1892756          J95/J95             F          290,800.00         ZZ
                                         360        290,584.18          1
    1045 NW 123RD DRIVE                7.500          2,033.32         95
                                       7.250          2,033.32      307,000.00
    CORAL SPRINGS    FL   33071          1            02/26/99         12
    0013195854                           03           04/01/99         30
    0013195854                           O            03/01/29
    0


    1892771          J95/J95             F          291,000.00         ZZ
                                         360        290,755.53          1
    28588 NORTH TANGLEWOOD COURT       6.875          1,911.66         70
                                       6.625          1,911.66      420,000.00
    LIBERTYVILLE     IL   60048          2            02/25/99         00
    0013983440                           05           04/01/99          0
    0013983440                           O            03/01/29
    0


    1892776          E82/G01             F          111,300.00         ZZ
                                         360        111,300.00          1
    455 RIDGEWOOD DRIVE                7.750            797.37         70
                                       7.500            797.37      159,000.00
    WATERLOIU        SC   29384          1            03/22/99         00
    0400190716                           05           05/01/99          0
    0400190716                           O            04/01/29
    0


    1892791          J95/J95             F          378,000.00         ZZ
                                         360        378,000.00          1
    10750 WEST 32ND PLACE              6.875          2,483.19         80
                                       6.625          2,483.19      475,000.00
    WHEAT RIDGE      CO   80033          2            02/26/99         00
    0013865472                           05           05/01/99          0
    0013865472                           O            04/01/29
    0


1


    1892821          889/G01             F          123,600.00         ZZ
                                         360        123,600.00          1
    1358 EAST 25TH STREET              7.250            843.17         80
                                       7.000            843.17      154,500.00
    OAKLAND          CA   94606          1            03/08/99         00
    0431258151                           05           05/01/99          0
    51602001                             O            04/01/29
    0


    1892827          P76/G01             F           74,350.00         ZZ
                                         360         74,233.65          1
    684 SNOW ROAD                      7.250            507.20         58
                                       7.000            507.20      129,000.00
    COLLINSVILLE     TX   76233          2            01/26/99         00
    0431264670                           05           03/01/99          0
    64139614                             O            02/01/29
    0


    1892830          E82/G01             F          347,500.00         ZZ
                                         360        347,500.00          1
    8622 SKYLAND DRIVE                 7.000          2,311.93         59
                                       6.750          2,311.93      599,000.00
    NIWOT            CO   80503          2            03/16/99         00
    0400189247                           03           05/01/99          0
    1611881                              O            04/01/29
    0


    1892835          E82/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
    2246 SCENICPARK STREET             7.000            831.63         54
                                       6.750            831.63      235,000.00
    THOUSAND OAKS    CA   91362          2            03/15/99         00
    0400186920                           05           05/01/99          0
    1598290                              O            04/01/29
    0


    1892838          E82/G01             F          596,000.00         ZZ
                                         360        596,000.00          1
    43 FOREST LANE                     7.250          4,065.77         70
                                       7.000          4,065.77      861,600.00
    SOUTH BARRINGTO  IL   60010          2            03/18/99         00
    0400185955                           05           05/01/99          0
    1612130                              O            04/01/29
    0


    1892887          E82/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
    37900 SADDLE MOUNTAIN CIRCLE       6.875          1,740.86         56
                                       6.625          1,740.86      480,000.00
1


    STEAMBOAT SPRIN  CO   80477          5            03/19/99         00
    0400183810                           05           05/01/99          0
    0400183810                           O            04/01/29
    0


    1892901          E82/G01             F          648,300.00         ZZ
                                         360        648,300.00          1
    161 STATION ROAD                   7.375          4,477.65         72
                                       7.125          4,477.65      905,000.00
    SADDLE ROCK      NY   11023          2            03/26/99         00
    0400143467                           05           05/01/99          0
    0400143467                           O            04/01/29
    0


    1892908          026/G01             F          293,750.00         ZZ
                                         360        293,750.00          1
    1120 N. INLYNN VIEW DR.            6.750          1,905.26         59
                                       6.500          1,905.26      500,000.00
    VIRGINIA BEACH   VA   23454          2            03/16/99         00
    0431264506                           05           05/01/99          0
    0200074512                           O            04/01/29
    0


    1892914          420/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    2178 OLIVE AVENUE                  7.250          1,910.10         80
                                       7.000          1,910.10      350,000.00
    FREMONT          CA   94539          1            03/08/99         00
    0431257468                           05           05/01/99          0
    0000408476                           O            04/01/29
    0


    1892926          026/G01             F          265,905.00         ZZ
                                         360        265,905.00          1
    7717 OLD STAGE ROAD                6.875          1,746.81         95
                                       6.625          1,746.81      279,900.00
    RALEIGH          NC   27603          1            03/16/99         12
    0431258342                           05           05/01/99         30
    0200354507                           O            04/01/29
    0


    1892950          356/G01             F          259,900.00         ZZ
                                         360        259,900.00          1
    3431 GULFSTREAM STREET             7.250          1,772.98         63
                                       7.000          1,772.98      417,000.00
    PLEASANTON       CA   94588          2            02/24/99         00
    0431259381                           05           05/01/99          0
    2725448                              O            04/01/29
    0
1




    1892955          757/G01             F          355,000.00         ZZ
                                         360        355,000.00          1
    103 VIRGINIA STREET                7.000          2,361.83         57
                                       6.750          2,361.83      625,000.00
    ST SIMONS ISLAN  GA   31522          2            03/15/99         00
    0431260900                           05           05/01/99          0
    8255234                              O            04/01/29
    0


    1892957          964/G01             F          430,000.00         ZZ
                                         360        430,000.00          1
    12175 ZIELIAN COURT                7.375          2,969.90         80
                                       7.125          2,969.90      537,525.00
    TUSTIN           CA   92782          1            03/15/99         00
    0431258029                           03           05/01/99          0
    53381                                O            04/01/29
    0


    1892967          B60/G01             F          293,150.00         ZZ
                                         360        293,150.00          1
    23739 CASTLE ROCK                  7.250          1,999.80         65
                                       7.000          1,999.80      450,990.00
    MISSION VIEJO    CA   92691          1            03/05/99         00
    0431261783                           03           05/01/99          0
    265425                               O            04/01/29
    0


    1892973          964/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    227 10TH STREET                    7.375          1,989.14         79
                                       7.125          1,989.14      365,000.00
    HUNTINGTON BEAC  CA   92648          5            03/10/99         00
    0431258607                           05           05/01/99          0
    52367                                O            04/01/29
    0


    1892976          B57/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    213 SOUTH LE DOUX ROAD             7.250          2,217.08         49
                                       7.000          2,217.08      675,000.00
    BEVERLY HILLS    CA   90211          1            03/16/99         00
    0431261767                           05           05/01/99          0
    9920174                              O            04/01/29
    0


    1892990          069/G01             F          502,850.00         ZZ
                                         360        502,850.00          1
1


    34895 DOHENY PLACE                 7.250          3,430.33         42
                                       7.000          3,430.33    1,200,000.00
    DANA POINT       CA   92624          2            03/08/99         00
    0431266378                           05           05/01/99          0
    2362340859                           O            04/01/29
    0


    1893053          638/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    501 DAVENPORT COURT                7.750          2,349.83         80
                                       7.500          2,349.83      410,000.00
    SUNNYVALE        CA   94087          5            03/05/99         00
    0431259019                           05           05/01/99          0
    08848874                             O            04/01/29
    0


    1893057          638/G01             F          278,000.00         ZZ
                                         360        278,000.00          1
    3231 OAK GROVE ROAD                7.250          1,896.45         71
                                       7.000          1,896.45      392,000.00
    LOS ALAMITOS     CA   90720          2            03/04/99         00
    0431259035                           05           05/01/99          0
    08838898                             O            04/01/29
    0


    1893061          696/G01             F          167,900.00         ZZ
                                         360        167,900.00          1
    17289 PICKWICK DRIVE               6.625          1,075.08         80
                                       6.375          1,075.08      209,900.00
    PURCELLVILLE     VA   20132          1            03/18/99         00
    0431256866                           03           05/01/99          0
    24099011                             O            04/01/29
    0


    1893063          638/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
    1704 ROBERT LANE                   7.250          3,001.58         80
                                       7.000          3,001.58      550,000.00
    NAPERVILLE       IL   60564          2            03/10/99         00
    0431259050                           05           05/01/99          0
    08808903                             O            04/01/29
    0


    1893073          B75/G01             F          226,000.00         ZZ
                                         360        225,828.03          1
    2848 IVORY AVENUE                  7.375          1,560.93         80
                                       7.125          1,560.93      282,500.00
    SIMI VALLEY      CA   93063          1            02/08/99         00
    0431258706                           05           04/01/99          0
1


    6416796                              O            03/01/29
    0


    1893075          076/076             F          275,000.00         ZZ
                                         360        274,768.97          1
    4304 COPPER ROCK DR                6.875          1,806.55         79
                                       6.625          1,806.55      350,000.00
    EDMOND           OK   73003          1            02/05/99         00
    80655                                03           04/01/99          0
    80655                                O            03/01/29
    0


    1893080          076/076             F          300,000.00         ZZ
                                         360        299,530.53          1
    19 W ELM ST                        7.250          2,046.53         76
                                       7.000          2,046.53      395,000.00
    DARIEN           CT   06820          1            01/29/99         00
    160001                               05           03/01/99          0
    160001                               O            02/01/29
    0


    1893081          076/076             F          323,750.00         ZZ
                                         360        323,167.25          1
    416 7TH ST                         7.000          2,153.92         67
                                       6.750          2,153.92      485,000.00
    CORONADO         CA   92118          5            01/25/99         00
    690228                               05           03/01/99          0
    690228                               O            02/01/29
    0


    1893084          076/076             F          280,000.00         ZZ
                                         360        279,340.77          1
    204 TIMBER LAKE WAY                7.250          1,910.09         74
                                       7.000          1,910.09      380,000.00
    SOUTHLAKE        TX   76092          1            12/04/98         00
    1073384                              03           02/01/99          0
    1073384                              O            01/01/29
    0


    1893089          076/076             F          360,000.00         ZZ
                                         360        359,436.64          1
    5218  RANCH RD                     7.250          2,455.83         80
                                       7.000          2,455.83      450,000.00
    PLATTSMOUTH      NE   68048          1            01/29/99         00
    1354658                              05           03/01/99          0
    1354658                              O            02/01/29
    0


1


    1893090          076/076             F          292,500.00         ZZ
                                         360        292,045.02          1
    1170 ARROWHEAD DR                  7.250          1,995.37         75
                                       7.000          1,995.37      390,000.00
    DUBUQUE          IA   52003          5            01/27/99         00
    1355388                              05           03/01/99          0
    1355388                              O            02/01/29
    0


    1893095          076/076             F          296,000.00         ZZ
                                         360        295,209.82          1
    80 MOUNTWOOD RD                    7.250          2,019.24         78
                                       7.000          2,019.24      383,000.00
    SWAMPSCOTT       MA   01907          2            01/29/99         00
    1399255                              05           03/01/99          0
    1399255                              O            02/01/29
    0


    1893096          076/076             F          270,000.00         ZZ
                                         360        269,577.47          1
    11  KITTIWAKE LN                   7.250          1,841.88         70
                                       7.000          1,841.88      390,000.00
    NANTUCKET        MA   02554          5            01/05/99         00
    1399942                              05           03/01/99          0
    1399942                              O            02/01/29
    0


    1893098          076/076             F          340,000.00         ZZ
                                         360        339,162.29          1
    145 FERNWOOD DR                    7.000          2,262.03         80
                                       6.750          2,262.03      425,000.00
    EAST GREENWICH   RI   02818          1            12/17/98         00
    1400845                              05           02/01/99          0
    1400845                              O            01/01/29
    0


    1893099          076/076             F          352,000.00         ZZ
                                         360        351,392.16          1
    59 HIDDEN VALLEY                   6.750          2,283.07         75
                                       6.500          2,283.07      475,000.00
    MARSHFIELD       MA   02050          2            01/26/99         00
    1403139                              05           03/01/99          0
    1403139                              O            02/01/29
    0


    1893100          076/076             F          254,000.00         ZZ
                                         360        253,801.86          1
    37 CONSTITUTION DR                 7.250          1,732.73         53
                                       7.000          1,732.73      480,000.00
1


    SOUTHBOROUGH     MA   01772          2            02/05/99         00
    1403142                              05           04/01/99          0
    1403142                              O            03/01/29
    0


    1893101          076/076             F          532,000.00         ZZ
                                         360        531,541.96          1
    4  MORNING GLORY                   6.750          3,450.54         70
                                       6.500          3,450.54      760,000.00
    WESTFORD         MA   01886          5            02/05/99         00
    1403143                              05           04/01/99          0
    1403143                              O            03/01/29
    0


    1893102          076/076             F          277,500.00         ZZ
                                         360        277,261.08          1
    4391 CALLE DE FARRAR               6.750          1,799.86         75
                                       6.500          1,799.86      370,000.00
    SAN JOSE         CA   95118          5            02/18/99         00
    1508449                              05           04/01/99          0
    1508449                              O            03/01/29
    0


    1893105          076/076             F          313,000.00         ZZ
                                         360        312,510.18          1
    661 CINNABAR PLACE                 7.250          2,135.21         90
                                       7.000          2,135.21      348,000.00
    SIMI VALLEY      CA   93065          1            01/21/99         11
    1701225                              05           03/01/99         25
    1701225                              O            02/01/29
    0


    1893106          076/076             F          400,000.00         ZZ
                                         360        399,081.25          1
    1917  BRUSH CREEK RD               7.375          2,762.71         56
                                       7.125          2,762.71      715,000.00
    EAGLE            CO   81631          5            12/30/98         00
    1915034                              05           02/01/99          0
    1915034                              O            01/01/29
    0


    1893108          076/076             F          377,000.00         ZZ
                                         360        376,424.50          1
    6533  DEER RIDGE DR                7.375          2,603.85         70
                                       7.125          2,603.85      540,000.00
    CLARKSTON        MI   48348          2            01/25/99         00
    2016681                              05           03/01/99          0
    2016681                              O            02/01/29
    0
1




    1893110          076/076             F          382,500.00         ZZ
                                         360        381,684.86          1
    14 JACKSON ST                      7.750          2,740.28         77
                                       7.500          2,740.28      498,000.00
    HOPKINTON        MA   01748          1            12/18/98         00
    2583338                              05           02/01/99          0
    2583338                              O            01/01/29
    0


    1893112          076/076             F          257,600.00         ZZ
                                         360        255,747.07          1
    211 INVERNESS CT                   7.250          1,757.29         80
                                       7.000          1,757.29      322,000.00
    ALAMEDA          CA   94502          1            06/12/98         00
    2588466                              03           08/01/98          0
    2588466                              O            07/01/28
    0


    1893115          076/076             F          260,000.00         ZZ
                                         360        259,770.61          1
    640 W 67TH TER                     6.625          1,664.81         73
                                       6.375          1,664.81      360,000.00
    KANSAS CITY      MO   64113          2            02/12/99         00
    5902350                              05           04/01/99          0
    5902350                              O            03/01/29
    0


    1893116          076/076             F          389,000.00         ZZ
                                         360        388,360.42          1
    6469 N 13TH ST                     7.000          2,588.03         71
                                       6.750          2,588.03      550,000.00
    FARGO            ND   58102          2            01/22/99         00
    5927624                              05           03/01/99          0
    5927624                              O            02/01/29
    0


    1893121          076/076             F          316,000.00         ZZ
                                         360        315,753.49          1
    5701 WHITETAIL RUN                 7.250          2,155.68         80
                                       7.000          2,155.68      395,000.00
    EDMOND           OK   73013          2            02/08/99         00
    5980007                              03           04/01/99          0
    5980007                              O            03/01/29
    0


    1893122          076/076             F          262,400.00         ZZ
                                         360        261,989.37          1
1


    6785 SW 162ND DR                   7.250          1,790.03         80
                                       7.000          1,790.03      328,000.00
    BEAVERTON        OR   97007          5            01/25/99         00
    6298264                              05           03/01/99          0
    6298264                              O            02/01/29
    0


    1893123          076/076             F          344,000.00         ZZ
                                         360        343,405.98          1
    11427 SHADOW RANCH RD              6.750          2,231.18         80
                                       6.500          2,231.18      430,000.00
    LA MESA          CA   91941          1            01/28/99         00
    6421695                              05           03/01/99          0
    6421695                              O            02/01/29
    0


    1893125          076/076             F          337,100.00         ZZ
                                         360        336,545.76          1
    11958  MARIPOSA BAY LN             7.000          2,242.73         80
                                       6.750          2,242.73      421,415.00
    LOS ANGELES      CA   91326          1            01/20/99         00
    6764444                              03           03/01/99          0
    6764444                              O            02/01/29
    0


    1893126          076/076             F          281,250.00         ZZ
                                         360        280,776.08          1
    400  MOUNTAIN AVE                  6.875          1,847.61         75
                                       6.625          1,847.61      375,000.00
    BIRMINGHAM       AL   35213          5            01/18/99         00
    7181523                              05           03/01/99          0
    7181523                              O            02/01/29
    0


    1893128          076/076             F          271,000.00         ZZ
                                         360        269,337.52          1
    5607 SIGNET LN                     7.375          1,871.73         90
                                       7.125          1,871.73      303,000.00
    RIVERDALE        MD   20737          2            09/02/98         11
    7250815                              05           11/01/98         25
    7250815                              O            10/01/28
    0


    1893129          076/076             F          280,000.00         ZZ
                                         360        278,781.01          1
    2711 JOCKEYS NECK TR               6.750          1,816.07         63
                                       6.500          1,816.07      450,000.00
    WILLIAMSBURG     VA   23185          5            11/03/98         00
    7259837                              03           12/01/98          0
1


    7259837                              O            11/01/28
    0


    1893130          076/076             F          295,000.00         ZZ
                                         360        281,918.44          1
    15309 BURNING SPRING               7.375          2,037.49         66
                                       7.125          2,037.49      450,000.00
    OKLAHOMA CITY    OK   73013          5            12/29/98         00
    7261677                              03           02/01/99          0
    7261677                              O            01/01/29
    0


    1893131          076/076             F          390,000.00         ZZ
                                         360        389,326.54          1
    19 ELMWOOD PARK                    6.750          2,529.54         75
                                       6.500          2,529.54      525,000.00
    NEWTON           MA   02460          2            01/27/99         00
    7279087                              05           03/01/99          0
    7279087                              O            02/01/29
    0


    1893139          076/076             F          284,500.00         ZZ
                                         360        284,260.99          1
    21  SAMUEL PARLIN                  6.875          1,868.96         60
                                       6.625          1,868.96      480,000.00
    ACTON            MA   01720          2            02/10/99         00
    7284872                              05           04/01/99          0
    7284872                              O            03/01/29
    0


    1893140          076/076             F          580,000.00         ZZ
                                         360        578,998.45          1
    27 BUTTONWOOD DR                   6.750          3,761.87         64
                                       6.500          3,761.87      910,000.00
    ANDOVER          MA   01810          5            01/27/99         00
    7284943                              05           03/01/99          0
    7284943                              O            02/01/29
    0


    1893141          076/076             F          627,075.00         ZZ
                                         360        626,018.34          1
    5034 SOUTHERN HILLS                6.875          4,119.44         76
                                       6.625          4,119.44      835,000.00
    FRISCO           TX   75034          2            01/29/99         00
    7294727                              03           03/01/99          0
    7294727                              O            02/01/29
    0


1


    1893142          076/076             F          346,000.00         ZZ
                                         360        345,510.01          1
    5733  NW CHANNEL DRIVE             7.750          2,478.79         73
                                       7.500          2,478.79      480,000.00
    CANTON           OH   44718          5            01/12/99         00
    7298636                              05           03/01/99          0
    7298636                              O            02/01/29
    0


    1893143          076/076             F          245,000.00         ZZ
                                         360        244,378.97          1
    5140 AUGUSTA CT                    6.875          1,609.48         67
                                       6.625          1,609.48      370,000.00
    FORT COLLINS     CO   80528          2            01/01/99         00
    7302941                              03           02/01/99          0
    7302941                              O            01/01/29
    0


    1893144          076/076             F          316,200.00         ZZ
                                         360        315,717.31          1
    3538  E EAST MODOC CT              7.375          2,183.92         72
                                       7.125          2,183.92      440,000.00
    PHOENIX          AZ   85044          5            01/19/99         00
    7306342                              03           03/01/99          0
    7306342                              O            02/01/29
    0


    1893146          076/076             F          350,000.00         ZZ
                                         360        349,362.55          1
    445 IRVINGTON CT                   7.000          2,328.56         67
                                       6.750          2,328.56      525,000.00
    COLORADO SPRING  CO   80906          5            01/20/99         00
    7312777                              05           03/01/99          0
    7312777                              O            02/01/29
    0


    1893148          076/076             F          360,000.00         ZZ
                                         360        359,436.63          1
    7279  CHARTER CUP LN               7.250          2,455.84         80
                                       7.000          2,455.84      450,000.00
    WESTCHESTER      OH   45069          1            01/15/99         00
    7315338                              03           03/01/99          0
    7315338                              O            02/01/29
    0


    1893154          076/076             F          300,000.00         ZZ
                                         348        299,502.40          1
    481  RUSTLERS RD                   7.375          2,091.79         62
                                       7.125          2,091.79      485,000.00
1


    BAILEY           CO   80421          1            01/28/99         00
    7326449                              05           03/01/99          0
    7326449                              O            02/01/28
    0


    1893158          076/076             F          380,000.00         ZZ
                                         360        379,710.85          1
    9000 N BAYSIDE DR                  7.375          2,624.57         74
                                       7.125          2,624.57      515,000.00
    BAYSIDE          WI   53217          2            02/08/99         00
    7347572                              05           04/01/99          0
    7347572                              O            03/01/29
    0


    1893160          076/076             F          267,750.00         ZZ
                                         360        267,309.77          1
    11217 N 129TH WAY                  7.000          1,781.35         80
                                       6.750          1,781.35      335,000.00
    SCOTTSDALE       AZ   85259          1            01/29/99         00
    7347859                              03           03/01/99          0
    7347859                              O            02/01/29
    0


    1893161          076/076             F          237,750.00         ZZ
                                         360        236,764.14          1
    4400 COBALT DR                     7.000          1,581.76         74
                                       6.750          1,581.76      325,000.00
    HARWOOD          MD   20776          2            10/15/98         00
    7380528                              05           12/01/98          0
    7380528                              O            11/01/28
    0


    1893164          076/076             F          315,000.00         ZZ
                                         360        314,459.11          1
    11 ROSE LANE                       6.750          2,043.49         89
                                       6.500          2,043.49      355,000.00
    NEWTOWN          CT   06470          1            01/22/99         14
    7412503                              05           03/01/99         25
    7412503                              O            02/01/29
    0


    1893173          076/076             F          264,000.00         ZZ
                                         360        263,557.69          1
    1879  APPLEWOOD RD                 6.875          1,734.30         76
                                       6.625          1,734.30      350,000.00
    BATON ROUGE      LA   70808          1            01/28/99         00
    7819098                              03           03/01/99          0
    7819098                              O            02/01/29
    0
1




    1893176          076/076             F          313,900.00         ZZ
                                         360        313,231.05          1
    4 DEBRA CT                         7.750          2,248.82         73
                                       7.500          2,248.82      430,000.00
    NOGALES          AZ   85621          5            12/28/98         00
    7821645                              03           02/01/99          0
    7821645                              O            01/01/29
    0


    1893182          076/076             F          297,000.00         ZZ
                                         360        296,509.36          1
    6642 AUTUMN WIND CIR               7.750          2,127.75         90
                                       7.500          2,127.75      330,000.00
    CLARKSVILLE      MD   21029          2            01/19/99         11
    7828653                              05           03/01/99         25
    7828653                              O            02/01/29
    0


    1893185          076/076             F          264,000.00         ZZ
                                         360        263,616.63          1
    5866 ZILEMAN CT                    7.625          1,868.58         80
                                       7.375          1,868.58      330,000.00
    SAN JOSE         CA   95123          2            01/27/99         00
    7835073                              05           03/01/99          0
    7835073                              O            02/01/29
    0


    1893195          076/076             F          283,200.00         T
                                         360        282,581.17          1
    29 SOSEGADO LN                     7.625          2,004.47         80
                                       7.375          2,004.47      354,000.00
    HOT SPRINGS      AR   71909          1            12/18/98         00
    7993454                              03           02/01/99          0
    7993454                              O            01/01/29
    0


    1893200          076/076             F          310,000.00         ZZ
                                         360        309,233.22          1
    31 STONEHENGE DR                   7.000          2,062.44         72
                                       6.750          2,062.44      434,000.00
    BENTONVILLE      AR   72712          5            12/17/98         00
    7998868                              05           02/01/99          0
    7998868                              O            01/01/29
    0


    1893201          076/076             F          275,000.00         ZZ
                                         360        274,774.58          1
1


    1231  VALLEY RESERVE DR            7.000          1,829.59         67
                                       6.750          1,829.59      415,000.00
    KENNESAW         GA   30152          2            02/05/99         00
    8177637                              03           04/01/99          0
    8177637                              O            03/01/29
    0


    1893213          076/076             F          480,000.00         ZZ
                                         360        479,230.02          1
    22381   DEERBROOK                  7.125          3,233.85         80
                                       6.875          3,233.85      600,000.00
    MISSION VIEJO    CA   92692          1            01/06/99         00
    8380335                              03           03/01/99          0
    8380335                              O            02/01/29
    0


    1893215          076/076             F          311,200.00         ZZ
                                         360        309,514.54          1
    1707  CANYON SPGS DR               7.375          2,149.38         80
                                       7.125          2,149.38      389,500.00
    BELTON           TX   76513          1            08/28/98         00
    8387708                              03           10/01/98          0
    8387708                              O            09/01/28
    0


    1893218          076/076             F          310,300.00         ZZ
                                         360        310,051.86          1
    725 TYCO CT                        7.125          2,090.55         74
                                       6.875          2,090.55      420,000.00
    COLORADO SPRING  CO   80906          2            02/08/99         00
    8399806                              05           04/01/99          0
    8399806                              O            03/01/29
    0


    1893222          076/076             F          388,000.00         ZZ
                                         360        387,689.72          1
    1551  GIBSON HIGHLNDS              7.125          2,614.03         80
                                       6.875          2,614.03      485,000.00
    EL CAJON         CA   92021          2            02/12/99         00
    8668454                              05           04/01/99          0
    8668454                              O            03/01/29
    0


    1893224          076/076             F          308,700.00         ZZ
                                         360        308,204.81          1
    265 S LEANDRO ST                   7.125          2,079.77         90
                                       6.875          2,079.77      343,000.00
    ANAHEIM          CA   92808          2            02/02/99         10
    8722044                              05           03/01/99         25
1


    8722044                              O            02/01/29
    0


    1893231          076/076             F          353,000.00         ZZ
                                         240        351,740.48          1
    10 BUNGANUC LANDIN                 7.625          2,870.79         75
                                       7.375          2,870.79      475,000.00
    BRUNSWICK        ME   04011          2            01/27/99         00
    8841414                              03           03/01/99          0
    8841414                              O            02/01/19
    0


    1893233          076/076             F          272,000.00         ZZ
                                         360        271,803.13          1
    159-03  79TH ST                    7.625          1,925.20         74
                                       7.375          1,925.20      370,000.00
    HOWARD BEACH     NY   11417          1            02/08/99         00
    8849053                              05           04/01/99          0
    8849053                              O            03/01/29
    0


    1893237          076/076             F          335,000.00         ZZ
                                         360        334,303.20          1
    4544 PICUTIS RD                    7.000          2,228.76         75
                                       6.750          2,228.76      450,000.00
    INDIAN HILLS     CO   80454          2            02/01/99         00
    8868294                              05           03/01/99          0
    8868294                              O            02/01/29
    0


    1893239          076/076             F          368,000.00         ZZ
                                         360        367,469.00          1
    22762 AVE SAN LUIS                 7.625          2,604.69         80
                                       7.375          2,604.69      460,000.00
    WOODLAND HILLS   CA   91364          1            01/27/99         00
    8884208                              05           03/01/99          0
    8884208                              O            02/01/29
    0


    1893241          076/076             F          277,500.00         ZZ
                                         360        277,294.05          1
    276 LOS PALMOS  WAY                7.500          1,940.33         75
                                       7.250          1,940.33      370,000.00
    SAN JOSE         CA   95119          5            02/08/99         00
    8888305                              03           04/01/99          0
    8888305                              O            03/01/29
    0


1


    1893242          076/076             F          276,500.00         ZZ
                                         360        276,273.36          1
    6399  GLYNDEBOURNE                 7.000          1,839.57         67
                                       6.750          1,839.57      415,000.00
    TROY             MI   48098          2            02/09/99         00
    8888333                              05           04/01/99          0
    8888333                              O            03/01/29
    0


    1893244          076/076             F          279,000.00         ZZ
                                         360        278,776.89          1
    7424 BALFOURE CIR                  7.125          1,879.68         90
                                       6.875          1,879.68      310,000.00
    DUBLIN           OH   43017          2            02/18/99         12
    8888829                              05           04/01/99         25
    8888829                              O            03/01/29
    0


    1893246          076/076             F          250,000.00         ZZ
                                         360        249,800.08          1
    1083 ELM ST                        7.125          1,684.30         48
                                       6.875          1,684.30      528,000.00
    WINNETKA         IL   60093          2            02/16/99         00
    8902905                              05           04/01/99          0
    8902905                              O            03/01/29
    0


    1893251          A50/A50             F          270,000.00         ZZ
                                         360        269,773.17          1
    257 CAHABA OAKS TRAIL              6.875          1,773.71         75
                                       6.625          1,773.71      360,000.00
    PELHAM           AL   35124          1            02/10/99         00
    120608                               05           04/01/99          0
    120608                               O            03/01/29
    0


    1893328          313/G01             F          301,600.00         ZZ
                                         360        301,364.72          1
    16038 SOUTH 15TH DRIVE             7.250          2,057.45         80
                                       7.000          2,057.45      377,000.00
    PHOENIX          AZ   85045          1            02/22/99         00
    0431262153                           03           04/01/99          0
    6797708                              O            03/01/29
    0


    1893339          K30/G01             F          204,800.00         ZZ
                                         360        204,800.00          1
    3208 GLEN HAVEN COURT              7.125          1,379.78         80
                                       6.875          1,379.78      256,000.00
1


    HIGHLAND VILLAG  TX   75077          1            03/17/99         00
    0431260785                           03           05/01/99          0
    0061833                              O            04/01/29
    0


    1893342          696/G01             F          137,600.00         ZZ
                                         360        137,600.00          1
    4602 LINMAR COURT                  6.750            892.47         80
                                       6.500            892.47      172,000.00
    ALEXANDRIA       VA   22312          1            03/22/99         00
    0431257120                           07           05/01/99          0
    24699046                             O            04/01/29
    0


    1893344          H29/G01             F          533,000.00         ZZ
                                         360        533,000.00          1
    25 HENRY'S MILL LANE               7.125          3,590.92         57
                                       6.875          3,590.92      950,000.00
    SUDBURY          MA   01776          5            03/16/99         00
    0431266089                           05           05/01/99          0
    0000                                 O            04/01/29
    0


    1893356          696/G01             F          246,800.00         ZZ
                                         360        246,800.00          1
    43417 COUNTRYWALK COURT            7.125          1,662.74         80
                                       6.875          1,662.74      308,560.00
    ASHBURN          VA   20147          1            03/22/99         00
    0431258482                           03           05/01/99          0
    30199037                             O            04/01/29
    0


    1893435          676/676             F          146,250.00         ZZ
                                         360        146,250.00          1
    91-114 MANOKIHIKIHI WAY            7.250            997.69         75
                                       7.000            997.69      195,000.00
    EWA BEACH        HI   96706          5            03/05/99         00
    850100314468                         03           05/01/99          0
    850100314468                         O            04/01/29
    0


    1893443          696/G01             F          186,000.00         ZZ
                                         360        186,000.00          1
    160 COMAY TERRACE                  7.125          1,253.12         80
                                       6.875          1,253.12      232,940.00
    ALEXANDRIA       VA   22304          1            03/19/99         00
    0431257831                           07           05/01/99          0
    2438256                              O            04/01/29
    0
1




    1893455          696/G01             F          305,000.00         ZZ
                                         360        305,000.00          1
    7309 CLIFF PINE DRIVE              7.375          2,106.56         67
                                       7.125          2,106.56      461,000.00
    GAITHERSBURG     MD   20879          2            03/17/99         00
    0431257948                           05           05/01/99          0
    32999034                             O            04/01/29
    0


    1893458          E82/G01             F          119,376.79         ZZ
                                         344        118,820.95          1
    1204 HAWTHORNE AVENUE              7.000            805.25         78
                                       6.750            805.25      154,000.00
    BUFFALO          MN   55313          1            10/02/98         00
    0400040770                           05           12/01/98          0
    0400040770                           O            07/01/27
    0


    1893466          356/G01             F          266,250.00         ZZ
                                         360        266,250.00          1
    1948 MADDUX DRIVE                  7.250          1,816.30         75
                                       7.000          1,816.30      355,000.00
    REDWOOD CITY     CA   94061          5            03/01/99         00
    0431261072                           05           05/01/99          0
    2716983                              O            04/01/29
    0


    1893478          E82/G01             F          127,512.26         ZZ
                                         345        127,179.59          1
    7490 31ST STREET NORTH             7.250            880.61         80
                                       7.000            880.61      160,000.00
    OAKDALE          MN   55128          4            12/02/98         00
    0400061503                           05           02/01/99          0
    0400061503                           O            10/01/27
    0


    1893493          420/G01             F          155,900.00         ZZ
                                         360        155,900.00          1
    2313 HILLIARD CIRCLE               7.125          1,050.33         80
                                       6.875          1,050.33      194,900.00
    ANTIOCH          CA   94509          1            03/08/99         00
    0431258417                           05           05/01/99          0
    0000410118                           O            04/01/29
    0


    1893512          F96/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
1


    64 WILSON AVENUE                   7.250            682.18         70
                                       7.000            682.18      143,000.00
    TOWN OF KEARNY   NJ   07032          1            03/22/99         00
    0431261254                           05           05/01/99          0
    984447                               O            04/01/29
    0


    1893518          G81/G01             F          590,400.00         ZZ
                                         360        590,400.00          1
    7582 HAWKS LANDING DRIVE           7.375          4,077.75         80
                                       7.125          4,077.75      738,000.00
    WEST PALM BEACH  FL   33412          1            03/22/99         00
    0431269752                           03           05/01/99          0
    021903080                            O            04/01/29
    0


    1893524          J95/J95             F          350,000.00         ZZ
                                         360        349,713.11          1
    5255 LONGSTONE ROUNDABOUT          7.000          2,328.56         77
                                       6.750          2,328.56      455,000.00
    CARMEL           IN   46033          2            02/22/99         00
    009704461                            05           04/01/99          0
    009704461                            O            03/01/29
    0


    1893562          J95/J95             F          555,000.00         ZZ
                                         360        554,533.74          1
    5783 ANGIE COURT                   6.875          3,645.95         78
                                       6.625          3,645.95      715,000.00
    PARKER           CO   80134          1            02/26/99         00
    0013865704                           03           04/01/99          0
    0013865704                           O            03/01/29
    0


    1893567          J95/J95             F          280,000.00         ZZ
                                         360        279,786.93          1
    47094 SOUTH HAMPTON COURT          7.375          1,933.90         80
                                       7.125          1,933.90      350,000.00
    STERLING         VA   20165          2            02/26/99         00
    0016623399                           03           04/01/99          0
    0016623399                           O            03/01/29
    0


    1893574          J95/J95             F          476,000.00         ZZ
                                         360        475,619.34          1
    28 SULLIVAN DRIVE                  7.125          3,206.91         80
                                       6.875          3,206.91      595,000.00
    MORAGA           CA   94556          1            02/24/99         00
    0016579609                           05           04/01/99          0
1


    0016579609                           O            03/01/29
    0


    1893575          664/G01             F          340,000.00         ZZ
                                         360        339,721.30          1
    1021 CEDAR STREET                  7.000          2,262.03         70
                                       6.750          2,262.03      490,000.00
    SANTA MONICA     CA   90405          5            02/23/99         00
    0431263730                           05           04/01/99          0
    2987279                              O            03/01/29
    0


    1893576          J95/J95             F          353,200.00         ZZ
                                         360        352,910.48          1
    9149 WINDFLOWER DRIVE              7.000          2,349.85         78
                                       6.750          2,349.85      457,000.00
    ELLICOTT CITY    MD   21042          2            02/26/99         00
    0014046387                           05           04/01/99          0
    0014046387                           O            03/01/29
    0


    1893586          J95/J95             F          296,000.00         ZZ
                                         360        295,757.37          1
    118 ROCKAWAY ROAD                  7.000          1,969.30         80
                                       6.750          1,969.30      370,000.00
    LEBANON          NJ   08833          2            02/22/99         00
    0009703331                           05           04/01/99          0
    0009703331                           O            03/01/29
    0


    1893593          J95/J95             F          405,000.00         ZZ
                                         360        404,676.12          1
    1538 WRIGHT AVENUE                 7.125          2,728.57         75
                                       6.875          2,728.57      540,000.00
    SUNNYVALE        CA   94087          5            02/24/99         00
    0016610180                           05           04/01/99          0
    0016610180                           O            03/01/29
    0


    1893595          J95/J95             F          252,000.00         ZZ
                                         360        251,798.47          1
    152 SAN FELIPE WAY                 7.125          1,697.78         80
                                       6.875          1,697.78      315,000.00
    NOVATO           CA   94945          1            02/19/99         00
    0016623449                           05           04/01/99          0
    0016623449                           O            03/01/29
    0


1


    1893596          J95/J95             F          315,700.00         ZZ
                                         360        315,441.22          1
    7885 NESBIT DOWNS DRIVE            7.000          2,100.36         79
                                       6.750          2,100.36      400,000.00
    DUNWOODY         GA   30350          2            02/22/99         00
    0010179075                           03           04/01/99          0
    0010179075                           O            03/01/29
    0


    1893599          J95/J95             F          525,000.00         ZZ
                                         360        524,558.93          1
    12930 TRAVILAH ROAD                6.875          3,448.88         66
                                       6.625          3,448.88      800,000.00
    POTOMAC          MD   20854          2            02/22/99         00
    0016604142                           05           04/01/99          0
    0016604142                           O            03/01/29
    0


    1893601          J95/J95             F          540,500.00         ZZ
                                         360        540,056.95          1
    5002 FELTER ROAD                   7.000          3,595.97         78
                                       6.750          3,595.97      697,000.00
    SAN JOSE         CA   95132          2            02/11/99         00
    0016579021                           05           04/01/99          0
    0016579021                           O            03/01/29
    0


    1893606          E29/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
    3070 CHERRY CREEK DRIVE SOUTH      7.125          3,200.16         66
    #A                                 6.875          3,200.16      725,000.00
    DENVER           CO   80209          4            03/23/99         00
    0431264944                           03           05/01/99          0
    19809074                             O            04/01/29
    0


    1893608          J95/J95             F          273,050.00         ZZ
                                         360        272,831.64          1
    6623 ROCKLAND DRIVE                7.125          1,839.59         87
                                       6.875          1,839.59      315,000.00
    CLIFTON          VA   20124          2            02/22/99         10
    9693300                              03           04/01/99         25
    9693300                              O            03/01/29
    0


    1893642          195/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    96 BROOKSIDE DRIVE                 7.125          4,042.32         74
                                       6.875          4,042.32      820,000.00
1


    GREENWICH        CT   06831          2            03/09/99         00
    0431273952                           05           05/01/99          0
    61998                                O            04/01/29
    0


    1893677          638/G01             F          252,100.00         ZZ
                                         360        252,100.00          1
    6245 NORTH DAPPLE GRAY ROAD        7.625          1,784.35         80
                                       7.375          1,784.35      315,148.00
    LAS VEGAS        NV   89129          1            03/11/99         00
    0431263649                           05           05/01/99          0
    08860201                             O            04/01/29
    0


    1893688          638/G01             F           84,950.00         ZZ
                                         360         84,950.00          1
    834 NORTH ARVADA                   7.125            572.32         50
                                       6.875            572.32      169,900.00
    MESA             AZ   85205          1            03/04/99         00
    0431260884                           03           05/01/99          0
    08852451                             O            04/01/29
    0


    1893704          638/G01             F          292,800.00         ZZ
                                         360        292,559.99          1
    1391 RUBENSTEIN AVENUE             7.000          1,948.01         73
                                       6.750          1,948.01      404,000.00
    ENCINITAS        CA   92007          2            02/24/99         00
    0431259779                           05           04/01/99          0
    08849966                             O            03/01/29
    0


    1893718          638/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    34 TRIMOUNT STREET                 6.375          1,122.97         75
                                       6.125          1,122.97      242,000.00
    DEDHAM           MA   02026          1            03/12/99         00
    0431262575                           05           05/01/99          0
    08860129                             O            04/01/29
    0


    1893771          638/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
    539 PINEDALE DRIVE                 6.750          1,037.76         80
                                       6.500          1,037.76      200,000.00
    ANNAPOLIS        MD   21401          1            03/18/99         00
    0431259910                           03           05/01/99          0
    8848086                              O            04/01/29
    0
1




    1893773          638/G01             F          452,000.00         ZZ
                                         360        452,000.00          1
    4073 TERRA ALTA DRIVE              6.875          2,969.32         80
                                       6.625          2,969.32      565,000.00
    SAN RAMON        CA   94583          1            03/01/99         00
    0431260157                           05           05/01/99          0
    8855874                              O            04/01/29
    0


    1893782          638/G01             F          316,000.00         ZZ
                                         360        316,000.00          1
    174 NORTH PACIFIC AVENUE           6.875          2,075.90         80
                                       6.625          2,075.90      395,000.00
    VENTURA          CA   93001          1            03/01/99         00
    0431260413                           05           05/01/99          0
    8850909                              O            04/01/29
    0


    1893790          638/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    5971 CARDINET DRIVE                6.875          1,872.25         79
                                       6.625          1,872.25      365,000.00
    CLAYTON          CA   94517          1            03/02/99         00
    0431260363                           05           05/01/99          0
    8857710                              O            04/01/29
    0


    1893799          J95/J95             F          247,500.00         T
                                         360        247,122.17          1
    1246 FULGUR STREET                 7.375          1,709.43         90
                                       7.125          1,709.43      275,000.00
    SANIBEL          FL   33957          1            01/22/99         04
    0009680190                           01           03/01/99         25
    0009680190                           O            02/01/29
    0


    1893802          J95/J95             F          498,000.00         ZZ
                                         360        497,630.41          1
    9737 FARMSTEAD DRIVE               7.500          3,482.09         77
                                       7.250          3,482.09      650,000.00
    LOVELAND         OH   45140          2            02/22/99         00
    0013782966                           05           04/01/99          0
    0013782966                           O            03/01/29
    0


    1893805          J95/J95             F          301,000.00         ZZ
                                         360        300,759.29          1
1


    3 STEEPLE CIRCLE CHASE             7.125          2,027.90         75
                                       6.875          2,027.90      402,000.00
    WESTFORD         MA   01886          2            02/26/99         00
    0016612970                           05           04/01/99          0
    0016612970                           O            03/01/29
    0


    1893826          Q89/Q89             F          137,092.73         ZZ
                                         337        136,685.11          1
    50689 MIDDLE RIVER DRIVE           7.105            940.31         67
                                       6.855            940.31      205,000.00
    MACOMB TOWNSHIP  MI   48044          2            01/21/99         00
    0410345045                           05           04/01/99          0
    0410345045                           O            04/01/27
    0


    1893831          685/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
    17646 109TH AVENUE SE              6.875            814.60         80
                                       6.625            814.60      155,000.00
    RENTON           WA   98055          2            03/19/99         00
    0431261981                           05           05/01/99          0
    117833                               O            04/01/29
    0


    1893837          830/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    648 NORTH COVENTRY LANE            6.875          1,806.55         65
                                       6.625          1,806.55      425,000.00
    ALPINE           UT   84004          1            03/17/99         00
    0431264274                           05           05/01/99          0
    542847                               O            04/01/29
    0


    1893848          F18/G01             F          265,500.00         ZZ
                                         360        265,500.00          1
    2192 FRANCIS AVENUE                7.375          1,833.75         90
                                       7.125          1,833.75      295,000.00
    SANTA CLARA      CA   95051          1            03/22/99         11
    0431265008                           05           05/01/99         25
    00625                                O            04/01/29
    0


    1893865          M29/G01             F          387,000.00         ZZ
                                         360        387,000.00          1
    9161 SOUTH ROUND TREE DRIVE        6.875          2,542.32         79
                                       6.625          2,542.32      495,000.00
    HIGHLANDS RANCH  CO   80126          2            03/15/99         00
    0431273275                           05           05/01/99          0
1


    0000                                 O            04/01/29
    0


    1893880          E82/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
    30 CHADWICK ROAD                   7.375          1,436.60         80
                                       7.125          1,436.60      260,000.00
    WAYNE            NJ   07470          1            03/25/99         00
    0400186037                           05           05/01/99          0
    0400186037                           O            04/01/29
    0


    1893919          E45/G01             F          265,600.00         T
                                         360        264,260.66          1
    3367 CRESCENT OAKS BLVD            7.750          1,902.79         80
                                       7.500          1,902.79      332,000.00
    TARPON SPRINGS   FL   34689          1            08/14/98         00
    0431264241                           03           10/01/98          0
    40649                                O            09/01/28
    0


    1893922          B75/G01             F          256,000.00         ZZ
                                         360        255,579.10          1
    24991 VIA PORTOLA                  7.000          1,703.17         80
                                       6.750          1,703.17      320,000.00
    LAGUNA NIGUEL    CA   92677          1            01/12/99         00
    0431264035                           05           03/01/99          0
    6228084                              O            02/01/29
    0


    1893926          077/077             F          315,000.00         ZZ
                                         360        315,000.00          1
    910 PRINCETON DRIVE                7.000          2,095.71         75
                                       6.750          2,095.71      420,000.00
    TERRACE PARK     OH   45174          1            03/15/99         00
    335894                               05           05/01/99          0
    335894                               O            04/01/29
    0


    1893963          J95/J95             F          320,000.00         ZZ
                                         360        319,744.10          1
    5324 CHAPMAN DRIVE                 7.125          2,155.90         80
                                       6.875          2,155.90      400,000.00
    NEWARK           CA   94560          1            02/23/99         00
    0016604308                           05           04/01/99          0
    0016604308                           O            03/01/29
    0


1


    1893965          J95/J95             F          379,200.00         ZZ
                                         360        378,911.45          1
    2530 NW WESTOVER ROAD              7.375          2,619.05         80
                                       7.125          2,619.05      474,000.00
    PORTLAND         OR   97210          1            02/22/99         00
    0016641888                           05           04/01/99          0
    0016641888                           O            03/01/29
    0


    1893970          J95/J95             F          284,800.00         ZZ
                                         360        284,560.73          1
    9365 DAVIS DRIVE                   6.875          1,870.94         80
                                       6.625          1,870.94      356,000.00
    LORTON           VA   22304          5            03/01/99         00
    9710369                              03           04/01/99          0
    9710369                              O            03/01/29
    0


    1893971          J95/J95             F          285,000.00         ZZ
                                         360        284,760.56          1
    2010 EDNOR ROAD                    6.875          1,872.25         80
                                       6.625          1,872.25      357,000.00
    SILVER SPRING    MD   20905          2            02/17/99         00
    0016584815                           05           04/01/99          0
    0016584815                           O            03/01/29
    0


    1893973          J95/J95             F          282,400.00         ZZ
                                         360        282,190.41          1
    42982 FARMINGDALE DRIVE            7.500          1,974.59         80
                                       7.250          1,974.59      353,000.00
    ASHBURN          VA   20147          2            02/19/99         00
    0016630626                           03           04/01/99          0
    0016630626                           O            03/01/29
    0


    1893989          J95/J95             F          450,000.00         ZZ
                                         360        449,621.94          1
    211 DEVON DRIVE                    6.875          2,956.19         60
                                       6.625          2,956.19      760,000.00
    BURR RIDGE       IL   60521          5            02/05/99         00
    0016504359                           05           04/01/99          0
    0016504359                           O            03/01/29
    0


    1894006          664/G01             F          343,200.00         ZZ
                                         360        342,918.68          1
    933 CORAL WAY                      7.000          2,283.32         80
                                       6.750          2,283.32      429,000.00
1


    LA CANADA-FLINT  CA   91011          1            02/17/99         00
    0431263789                           05           04/01/99          0
    2965911                              O            03/01/29
    0


    1894011          638/G01             F          128,000.00         ZZ
                                         360        128,000.00          1
    68 OAK STREET                      7.375            884.06         73
                                       7.125            884.06      176,000.00
    DEDHAM           MA   02026          2            03/12/99         00
    0431263201                           05           05/01/99          0
    08862706                             O            04/01/29
    0


    1894013          B60/G01             F          282,700.00         ZZ
                                         360        282,700.00          1
    1660 GREENWICH ROAD                7.000          1,880.81         79
                                       6.750          1,880.81      360,000.00
    SAN DIMAS        CA   91773          2            03/18/99         00
    0431264696                           03           05/01/99          0
    266835                               O            04/01/29
    0


    1894016          J95/J95             F          269,600.00         ZZ
                                         360        269,399.92          1
    2235 PALMER CIRCLE                 7.500          1,885.08         80
                                       7.250          1,885.08      337,000.00
    NAPERVILLE       IL   60564          1            02/26/99         00
    0013673017                           05           04/01/99          0
    0013673017                           O            03/01/29
    0


    1894032          J95/J95             F          494,800.00         ZZ
                                         360        494,404.32          1
    1001 MORTON STREET                 7.125          3,333.56         80
                                       6.875          3,333.56      620,000.00
    ALAMEDA          CA   94501          1            02/18/99         00
    0016591943                           05           04/01/99          0
    0016591943                           O            03/01/29
    0


    1894041          E26/G01             F          252,900.00         ZZ
                                         360        252,707.56          1
    1492 FLORENCE ROAD                 7.375          1,746.72         90
                                       7.125          1,746.72      281,000.00
    MOUNT AIRY       MD   21771          4            02/17/99         11
    0431266485                           05           04/01/99         25
    41800907                             O            03/01/29
    0
1




    1894046          J95/J95             F          313,000.00         ZZ
                                         360        312,761.83          1
    3862 BARCROFT LANE                 7.375          2,161.82         79
                                       7.125          2,161.82      400,000.00
    ALEXANDRIA       VA   22312          2            02/19/99         00
    0016596173                           05           04/01/99          0
    0016596173                           O            03/01/29
    0


    1894056          575/G01             F          182,000.00         ZZ
                                         360        181,640.40          1
    1859 BENTBROOK DRIVE               8.125          1,351.35         70
                                       7.875          1,351.35      260,130.00
    PLAINFIELD       IN   46168          1            12/30/98         00
    0431266709                           03           02/01/99          0
    9199894                              O            01/01/29
    0


    1894065          638/G01             F          385,650.00         ZZ
                                         360        385,650.00          1
    2831 NORTH 2175 EAST               7.250          2,630.81         90
                                       7.000          2,630.81      428,500.00
    LAYTON           UT   84040          1            03/16/99         10
    0431263599                           05           05/01/99         25
    08864767                             O            04/01/29
    0


    1894067          638/G01             F          410,000.00         ZZ
                                         360        410,000.00          1
    3834 PINOT COURT                   7.250          2,796.92         72
                                       7.000          2,796.92      575,000.00
    PLEASANTON       CA   94566          5            03/08/99         00
    0431263995                           05           05/01/99          0
    08853045                             O            04/01/29
    0


    1894071          638/G01             F          322,000.00         ZZ
                                         360        322,000.00          1
    9 TALLY HO LN                      7.750          2,306.85         70
                                       7.500          2,306.85      460,000.00
    ANDOVER          MA   01810          5            03/12/99         00
    0431263961                           05           05/01/99          0
    08846388                             O            04/01/29
    0


    1894078          J95/J95             F          307,000.00         ZZ
                                         360        306,748.35          1
1


    2064 GREEN STREET                  7.000          2,042.48         45
                                       6.750          2,042.48      685,000.00
    SAN FRANCISCO    CA   94123          2            01/21/99         00
    0016524068                           01           04/01/99          0
    0016524068                           O            03/01/29
    0


    1894079          638/G01             F          239,000.00         ZZ
                                         360        239,000.00          1
    213 KONA PLACE                     7.250          1,630.40         79
                                       7.000          1,630.40      305,000.00
    SAN JOSE         CA   95119          1            03/10/99         00
    0431262971                           05           05/01/99          0
    08864061                             O            04/01/29
    0


    1894083          638/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    9589 E MARK LANE                   7.250          2,728.71         88
                                       7.000          2,728.71      455,000.00
    SCOTTSDALE       AZ   85262          2            03/12/99         10
    0431263920                           03           05/01/99         25
    08867948                             O            04/01/29
    0


    1894085          638/G01             F          335,000.00         ZZ
                                         360        335,000.00          1
    227 SOUTH LE DOUX ROAD             7.250          2,285.29         74
                                       7.000          2,285.29      455,000.00
    BEVERLY HILLS    CA   90211          2            03/05/99         00
    0431262815                           05           05/01/99          0
    08859480                             O            04/01/29
    0


    1894088          J95/J95             F          434,000.00         ZZ
                                         360        433,644.25          1
    16 HIDDEN VALLEY ROAD              7.000          2,887.42         69
                                       6.750          2,887.42      630,000.00
    LAFAYETTE        CA   94549          2            02/16/99         00
    0016565582                           05           04/01/99          0
    0016565582                           O            03/01/29
    0


    1894089          F27/F27             F          239,950.00         ZZ
                                         360        239,762.81          1
    7516 NYACK COURT                   7.250          1,636.89         80
                                       7.000          1,636.89      299,985.00
    MANASSAS         VA   20112          1            03/03/99         00
    6060017547                           05           04/01/99          0
1


    6060017547                           O            03/01/29
    0


    1894094          638/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    1932 11TH AVENUE                   6.875          1,872.25         64
                                       6.625          1,872.25      450,000.00
    SAN FRANCISCO    CA   94116          2            03/10/99         00
    0431263193                           05           05/01/99          0
    08865014                             O            04/01/29
    0


    1894095          225/225             F          140,000.00         ZZ
                                         360        140,000.00          1
    2768 ANCHOR AVENUE                 7.250            955.05         22
                                       7.000            955.05      650,000.00
    LOS ANGELES      CA   90064          2            03/08/99         00
    7104654                              05           05/01/99          0
    7104654                              O            04/01/29
    0


    1894108          411/411             F          296,800.00         ZZ
                                         360        296,568.47          1
    77 WALTHAM STREET #6               7.250          2,024.70         95
                                       7.000          2,024.70      312,500.00
    BOSTON           MA   02118          1            02/26/99         10
    20016182                             01           04/01/99         30
    20016182                             O            03/01/29
    0


    1894216          470/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    3 ATHERTON DRIVE                   6.500          1,896.21         51
                                       6.250          1,896.21      594,990.00
    COTO DE CAZA AR  CA   92679          1            03/05/99         00
    0431273796                           03           05/01/99          0
    96030170                             O            04/01/29
    0


    1894443          665/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    195 WARWICK STREET                 7.125          1,778.62         80
                                       6.875          1,778.62      330,000.00
    DALY CITY        CA   94014          1            03/18/99         00
    0431268358                           05           05/01/99          0
    9901228129                           O            04/01/29
    0


1


    1894465          J95/J95             F          328,200.00         ZZ
                                         360        327,930.97          1
    5307 NORTHEAST 23RD COURT          7.000          2,183.53         72
                                       6.750          2,183.53      458,000.00
    RENTON           WA   98059          5            02/10/99         00
    0016580367                           03           04/01/99          0
    0016580367                           O            03/01/29
    0


    1894480          J95/J95             F          263,250.00         ZZ
                                         360        263,028.83          1
    109 INTERLOCHEN DRIVE              6.875          1,729.37         76
                                       6.625          1,729.37      350,000.00
    PEACHTREE CITY   GA   30269          2            02/24/99         00
    0014291116                           05           04/01/99          0
    0014291116                           O            03/01/29
    0


    1894486          893/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    6317 TIOGA PASS COURT              7.250          1,875.99         80
                                       7.000          1,875.99      347,500.00
    LIVERMORE        CA   94550          2            03/11/99         00
    0431262690                           05           05/01/99          0
    1980621                              O            04/01/29
    0


    1894500          J95/J95             F          300,000.00         T
                                         360        299,754.09          1
    5429 EAST BIG SKY LANE             7.000          1,995.91         75
                                       6.750          1,995.91      400,000.00
    ANAHEIM          CA   92807          1            02/05/99         00
    0013998679                           03           04/01/99          0
    0013998679                           O            03/01/29
    0


    1894503          J95/J95             F          328,000.00         ZZ
                                         360        327,750.42          1
    4347 HIGHBORNE DRIVE               7.375          2,265.41         66
                                       7.125          2,265.41      500,000.00
    MARIETTA         GA   30066          2            02/22/99         00
    0013710991                           05           04/01/99          0
    0013710991                           O            03/01/29
    0


    1894505          J95/J95             F          447,600.00         ZZ
                                         360        447,242.06          1
    246 LINDEN LANE                    7.125          3,015.57         75
                                       6.875          3,015.57      600,000.00
1


    SAN RAFAEL       CA   94901          5            02/12/99         00
    0016603417                           05           04/01/99          0
    0016603417                           O            03/01/29
    0


    1894575          F27/F27             F          223,200.00         ZZ
                                         360        223,200.00          1
    14171 DARKWOOD DRIVE               6.750          1,447.68         80
                                       6.500          1,447.68      279,200.00
    CENTREVILLE      VA   20121          1            03/18/99         00
    6060055686                           03           05/01/99          0
    6060055686                           O            04/01/29
    0


    1894637          A54/G01             F          291,200.00         T
                                         360        290,955.35          1
    5819 SEACHASE DR                   6.875          1,912.98         80
                                       6.625          1,912.98      364,000.00
    NAGS HEAD        NC   27959          1            02/26/99         00
    0431273127                           03           04/01/99          0
    0002296911                           O            03/01/29
    0


    1894639          A54/G01             F          555,000.00         ZZ
                                         360        554,064.79          1
    720 STIFEL RIDGE COURT             6.875          3,645.96         75
                                       6.625          3,645.96      740,000.00
    ST LOUIS         MO   63017          2            01/22/99         00
    0431272731                           05           03/01/99          0
    000234086                            O            02/01/29
    0


    1894643          A54/G01             F          270,000.00         ZZ
                                         360        269,773.17          1
    1119 BRASELTON HWY                 6.875          1,773.71         66
                                       6.625          1,773.71      410,000.00
    LAWRENCEVILLE    GA   30043          5            02/12/99         00
    0431272756                           05           04/01/99          0
    0002303592                           O            03/01/29
    0


    1894645          A54/G01             F          345,600.00         ZZ
                                         360        345,085.42          1
    6217 ISLAND LAKE DR                7.500          2,416.49         80
                                       7.250          2,416.49      432,000.00
    EAST LANSING     MI   48823          2            01/11/99         00
    0431272863                           05           03/01/99          0
    002232387                            O            02/01/29
    0
1




    1894648          A54/G01             F          281,250.00         ZZ
                                         360        280,776.06          1
    3825 CHIMNEY HILL DRIVE            6.875          1,847.62         75
                                       6.625          1,847.62      375,000.00
    CINCINNATI       OH   45241          5            01/22/99         00
    0431273184                           05           03/01/99          0
    0002257855                           O            02/01/29
    0


    1894660          A54/G01             F          443,000.00         ZZ
                                         360        442,645.73          1
    10220 SADDLE POINTE DRIVE          7.125          2,984.58         76
                                       6.875          2,984.58      585,000.00
    LOUISVILLE       KY   40291          2            02/23/99         00
    0431273150                           05           04/01/99          0
    000229874                            O            03/01/29
    0


    1894671          A54/G01             F          271,600.00         ZZ
                                         360        271,371.82          1
    3310 MILLWATER CROSSING            6.875          1,784.22         80
                                       6.625          1,784.22      343,000.00
    DACULA           GA   30019          2            02/25/99         00
    0431273523                           03           04/01/99          0
    0002330272                           O            03/01/29
    0


    1894676          A54/G01             F          375,000.00         ZZ
                                         360        374,700.11          1
    6 LAKEWOOD RETREAT                 7.125          2,526.45         75
                                       6.875          2,526.45      500,000.00
    SAVANNA          GA   31411          5            02/25/99         00
    0431272665                           03           04/01/99          0
    2309730                              O            03/01/29
    0


    1894691          H22/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    28 MIDWAY AVENUE                   7.250          1,910.09         75
                                       7.000          1,910.09      376,000.00
    LOCUST VALLEY    NY   11560          2            03/19/99         00
    0431263508                           05           05/01/99          0
    9901026                              O            04/01/29
    0


    1894718          L49/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
1


    2801 BROOKSIDE DRIVE               7.000          2,395.09         72
                                       6.750          2,395.09      505,000.00
    CHINO HILLS      CA   91709          1            03/18/99         00
    0431268432                           03           05/01/99          0
    10001179                             O            04/01/29
    0


    1894833          J95/J95             F          520,100.00         ZZ
                                         360        519,663.05          1
    2291 OCEANSIDE COURT               6.875          3,416.69         55
                                       6.625          3,416.69      950,000.00
    ATLANTIC BEACH   FL   32233          2            02/22/99         00
    16560211                             05           04/01/99          0
    16560211                             O            03/01/29
    0


    1894840          J95/J95             F          264,000.00         ZZ
                                         360        263,778.21          1
    5653 SOUTH YAMPA STREET            6.875          1,734.29         80
                                       6.625          1,734.29      330,000.00
    AURORA           CO   80015          2            02/22/99         00
    13865084                             03           04/01/99          0
    13865084                             O            03/01/29
    0


    1894842          J95/J95             F          358,900.00         ZZ
                                         360        358,612.99          1
    35 ARDOR DRIVE                     7.125          2,417.98         76
                                       6.875          2,417.98      475,000.00
    ORINDA           CA   94563          2            02/12/99         00
    0014170658                           05           04/01/99          0
    0014170658                           O            03/01/29
    0


    1894853          J95/J95             F          340,000.00         ZZ
                                         360        339,721.30          1
    603 HAWKESBURY LANE                7.000          2,262.03         80
                                       6.750          2,262.03      425,000.00
    SILVER SPRING    MD   20904          5            02/12/99         00
    16589103                             05           04/01/99          0
    16589103                             O            03/01/29
    0


    1894888          J95/J95             F          392,000.00         ZZ
                                         360        391,670.67          1
    2403 11TH AVENUE WEST              6.875          2,575.16         80
                                       6.625          2,575.16      490,000.00
    SEATTLE          WA   98119          1            02/10/99         00
    0013918693                           05           04/01/99          0
1


    0013918693                           O            03/01/29
    0


    1894895          J95/J95             F          231,200.00         ZZ
                                         360        231,024.08          1
    1017 LAKEDALE WAY                  7.375          1,596.84         80
                                       7.125          1,596.84      289,000.00
    SUNNYVALE        CA   94089          1            02/25/99         00
    0014286371                           05           04/01/99          0
    0014286371                           O            03/01/29
    0


    1894897          J95/J95             F          569,000.00         ZZ
                                         360        568,533.59          1
    15621 HOLLY GROVE ROAD             7.000          3,785.58         79
                                       6.750          3,785.58      725,000.00
    SILVER SPRING    MD   20905          2            02/22/99         00
    0016605040                           05           04/01/99          0
    0016605040                           O            03/01/29
    0


    1894912          J95/J95             F          200,000.00         ZZ
                                         360        199,840.06          1
    5525 HAGGIN OAKS AVENUE            7.125          1,347.44         80
                                       6.875          1,347.44      250,000.00
    LIVERMORE        CA   94550          1            02/19/99         00
    0016596702                           05           04/01/99          0
    0016596702                           O            03/01/29
    0


    1894932          J95/J95             F          425,000.00         ZZ
                                         360        424,660.14          1
    240 VERBA BUENA AVENUE             7.125          2,863.30         61
                                       6.875          2,863.30      700,000.00
    SAN FRANCISCO    CA   94127          5            02/12/99         00
    13912753                             03           04/01/99          0
    13912753                             O            03/01/29
    0


    1894939          F27/F27             F          419,750.00         ZZ
                                         360        419,750.00          1
    2947 OAKTON KNOLL COURT            6.875          2,757.46         80
                                       6.625          2,757.46      524,707.00
    OAKTON           VA   22124          1            03/18/99         00
    6060049406                           03           05/01/99          0
    6060049406                           O            04/01/29
    0


1


    1894949          J95/J95             F           60,000.00         ZZ
                                         360         59,910.66          1
    9942 WEST CORNELL PLACE            7.500            419.53         67
                                       7.250            419.53       90,000.00
    LAKEWOOD         CO   80228          5            01/05/99         00
    16440018                             03           03/01/99          0
    16440018                             O            02/01/29
    0


    1894967          026/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    2875 LILLINGTON DR                 7.000          2,128.97         80
                                       6.750          2,128.97      400,000.00
    SUMTER           SC   29150          2            03/19/99         00
    0431265347                           05           05/01/99          0
    0200153722                           O            04/01/29
    0


    1894984          J95/J95             F          249,800.00         ZZ
                                         360        249,600.24          1
    210 ARGONNE AVENUE                 7.125          1,682.95         80
                                       6.875          1,682.95      312,250.00
    LONG BEACH       CA   90803          1            02/23/99         00
    0013881677                           05           04/01/99          0
    0013881677                           O            03/01/29
    0


    1894998          470/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    19341 ARKAY COURT                  7.250          1,910.10         71
                                       7.000          1,910.10      395,000.00
    SONOMA           CA   95476          5            03/12/99         00
    0431266352                           05           05/01/99          0
    75009884                             O            04/01/29
    0


    1895004          757/G01             F          318,400.00         ZZ
                                         360        318,400.00          1
    2127 COUNTY LINE ROAD NW           7.125          2,145.12         80
                                       6.875          2,145.12      398,900.00
    ACWORTH          GA   30101          4            03/26/99         00
    0431270487                           05           05/01/99          0
    8427130                              O            04/01/29
    0


    1895011          J95/J95             F          305,350.00         ZZ
                                         360        305,099.70          1
    10416 HASTINGS CT                  7.000          2,031.51         71
                                       6.750          2,031.51      435,000.00
1


    FISHERS          IN   46038          2            02/22/99         00
    9711037                              03           04/01/99          0
    9711037                              O            03/01/29
    0


    1895025          367/367             F          288,000.00         ZZ
                                         360        288,000.00          1
    6307 ORCHID DRIVE                  7.500          2,013.74         80
                                       7.250          2,013.74      360,000.00
    BETHESDA         MD   20817          1            03/29/99         00
    99264700                             05           05/01/99          0
    99264700                             O            04/01/29
    0


    1895032          638/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    154 EDGEWATER DRIVE                7.250          2,319.40         64
                                       7.000          2,319.40      535,000.00
    MILPITAS         CA   94035          1            03/09/99         00
    0431269075                           03           05/01/99          0
    08859600                             O            04/01/29
    0


    1895035          J95/J95             F          350,000.00         ZZ
                                         360        350,000.00          1
    7824 CHELSEA STREET                7.000          2,328.56         72
                                       6.750          2,328.56      486,500.00
    BALTIMORE        MD   21204          1            03/08/99         00
    9708736                              05           05/01/99          0
    9708736                              O            04/01/29
    0


    1895042          J95/J95             F          356,000.00         ZZ
                                         360        355,708.19          1
    6526 CHENNAULT BEACH DRIVE         7.000          2,368.48         80
                                       6.750          2,368.48      445,000.00
    MUKILTEO         WA   98275          5            02/25/99         00
    0016608721                           05           04/01/99          0
    0016608721                           O            03/01/29
    0


    1895047          638/G01             F          100,300.00         ZZ
                                         360        100,300.00          1
    1270 RIVER VISTA ROW #127          7.250            684.22         69
                                       7.000            684.22      145,500.00
    SAN DIEGO        CA   92111          2            03/05/99         00
    0431265057                           01           05/01/99          0
    08863611                             O            04/01/29
    0
1




    1895056          638/G01             F          249,000.00         ZZ
                                         360        249,000.00          1
    1709 MACERO STREET                 7.250          1,698.62         80
                                       7.000          1,698.62      315,000.00
    ESCONDIDO        CA   92029          2            03/12/99         00
    0431265628                           05           05/01/99          0
    08862375                             O            04/01/29
    0


    1895067          638/G01             F          110,000.00         ZZ
                                         360        110,000.00          1
    12480 EAST ILIFF PLACE             7.375            759.74         67
                                       7.125            759.74      165,000.00
    AURORA           CO   80014          1            03/15/99         00
    0431268945                           09           05/01/99          0
    08860782                             O            04/01/29
    0


    1895105          685/G01             F           94,300.00         ZZ
                                         360         94,300.00          1
    4836 OAKHURST AVENUE               7.250            643.30         80
                                       7.000            643.30      117,900.00
    BANNING          CA   92220          1            03/19/99         00
    0431271352                           03           05/01/99          0
    117848                               O            04/01/29
    0


    1895136          685/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    808 HARKNESS LANE                  7.125          1,940.31         80
                                       6.875          1,940.31      360,000.00
    REDONDO BEACH    CA   90278          1            03/25/99         00
    0431271097                           01           05/01/99          0
    117974                               O            04/01/29
    0


    1895160          B23/G01             F          259,000.00         ZZ
                                         360        259,000.00          1
    33051 SEAWATCH                     7.000          1,723.13         68
                                       6.750          1,723.13      383,000.00
    DANA POINT       CA   92629          2            03/19/99         00
    0431266410                           05           05/01/99          0
    88003384                             O            04/01/29
    0


    1895165          356/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
1


    5275 SOMERSET PLACE                7.375          2,072.03         75
                                       7.125          2,072.03      401,000.00
    NEWARK           CA   94560          5            02/24/99         00
    0431268424                           05           05/01/99          0
    2727022                              O            04/01/29
    0


    1895186          J95/J95             F          350,000.00         ZZ
                                         360        349,726.96          1
    10165 CLOVER GLEN DRIVE            7.250          2,387.62         67
                                       7.000          2,387.62      530,000.00
    VIENNA           VA   22181          2            02/19/99         00
    9603234                              05           04/01/99          0
    9603234                              O            03/01/29
    0


    1895192          J95/J95             F          560,000.00         ZZ
                                         360        559,540.97          1
    1311 BERWICK ROAD                  7.000          3,725.70         70
                                       6.750          3,725.70      800,000.00
    BALTIMORE        MD   21204          5            02/22/99         00
    0009708710                           05           04/01/99          0
    0009708710                           O            03/01/29
    0


    1895211          420/G01             F          344,800.00         ZZ
                                         360        344,800.00          1
    411 COUNTRYSIDE CIRCLE             7.250          2,352.15         80
                                       7.000          2,352.15      431,000.00
    SANTA ROSA       CA   95401          1            03/16/99         00
    0431265693                           03           05/01/99          0
    0000410365                           O            04/01/29
    0


    1895216          J95/J95             F          348,000.00         ZZ
                                         360        348,000.00          1
    1836 9TH STREET                    7.125          2,344.54         80
                                       6.875          2,344.54      435,000.00
    MANHATTAN BEACH  CA   90266          1            03/02/99         00
    0014328397                           05           05/01/99          0
    0014328397                           O            04/01/29
    0


    1895266          709/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
    6949 WINDY HILL WAY                7.375          3,591.52         69
                                       7.125          3,591.52      755,000.00
    RENO             NV   89511          5            03/08/99         00
    0431272541                           05           05/01/99          0
1


    416487                               O            04/01/29
    0


    1895268          J95/J95             F          360,000.00         ZZ
                                         360        359,697.55          1
    9616 SOUTH KENNETH PLACE           6.875          2,364.95         60
                                       6.625          2,364.95      600,000.00
    TEMPE            AZ   85284          5            02/22/99         00
    0016648354                           05           04/01/99          0
    0016648354                           O            03/01/29
    0


    1895271          J95/J95             F          490,000.00         ZZ
                                         360        489,608.16          1
    18332 VISTA DEL LAGO               7.125          3,301.22         74
                                       6.875          3,301.22      670,000.00
    YORBA LINDA      CA   92886          2            02/22/99         00
    0014252407                           05           04/01/99          0
    0014252407                           O            03/01/29
    0


    1895273          J95/J95             F          320,000.00         ZZ
                                         360        319,737.70          1
    4712 EAST PALO VERDE DRIVE         7.000          2,128.97         80
                                       6.750          2,128.97      400,000.00
    PHOENIX          AZ   85018          1            02/12/99         00
    0016565939                           03           04/01/99          0
    0016565939                           O            03/01/29
    0


    1895276          J95/J95             F          345,000.00         ZZ
                                         360        343,913.67          1
    543 LEE COURT                      7.250          2,353.51         80
                                       7.000          2,353.51      435,000.00
    WYCKOFF          NJ   07481          1            11/30/98         00
    9500398                              05           01/01/99          0
    9500398                              O            12/01/28
    0


    1895280          J95/J95             F          375,850.00         ZZ
                                         360        374,666.25          1
    7755 KELLY ANN COURT               7.250          2,563.96         66
                                       7.000          2,563.96      570,000.00
    FAIRFAX STATION  VA   22039          2            01/25/99         00
    0016541138                           03           03/01/99          0
    0016541138                           O            02/01/29
    0


1


    1895293          J95/J95             F          383,000.00         ZZ
                                         360        382,678.23          1
    10923 EAST LILLIAN LANE            6.875          2,516.04         80
                                       6.625          2,516.04      479,000.00
    SCOTTSDALE       AZ   85259          1            02/18/99         00
    0016587412                           03           04/01/99          0
    0016587412                           O            03/01/29
    0


    1895297          562/G01             F          416,000.00         ZZ
                                         360        416,000.00          1
    22 HORSESHOE HILL ROAD             7.125          2,802.67         80
                                       6.875          2,802.67      520,000.00
    POUND RIDGE      NY   10576          1            03/29/99         00
    0431270909                           05           05/01/99          0
    593723                               O            04/01/29
    0


    1895302          E82/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
    400 FULTON STREET                  6.875          1,287.58         80
                                       6.625          1,287.58      245,000.00
    RIVERTON         NJ   08077          2            03/24/99         00
    0400184370                           05           05/01/99          0
    0400184370                           O            04/01/29
    0


    1895314          B60/G01             F          205,100.00         ZZ
                                         360        205,100.00          1
    12684 10 CARMEL COUNTRY ROAD       7.125          1,381.80         75
                                       6.875          1,381.80      273,508.00
    SAN DIEGO        CA   92130          1            03/22/99         00
    0431276039                           01           05/01/99          0
    266725                               O            04/01/29
    0


    1895325          638/G01             F          274,000.00         ZZ
                                         360        274,000.00          1
    12 CALICO COURT                    7.125          1,845.99         74
                                       6.875          1,845.99      373,500.00
    TRABUCO CANYON   CA   92679          5            03/16/99         00
    0431271303                           03           05/01/99          0
    08859685                             O            04/01/29
    0


    1895329          638/G01             F           56,000.00         ZZ
                                         360         56,000.00          1
    2564 EAST 200 NORTH CR             7.375            386.78         80
                                       7.125            386.78       70,000.00
1


    RANKIN           IL   60960          2            03/09/99         00
    0431266329                           05           05/01/99          0
    08855584                             O            04/01/29
    0


    1895332          J95/J95             F          254,500.00         ZZ
                                         360        254,301.46          1
    15822 AULNAY LANE                  7.250          1,736.14         95
                                       7.000          1,736.14      267,900.00
    HUNTINGTON BEAC  CA   92648          1            02/22/99         04
    0014255731                           05           04/01/99         30
    0014255731                           O            03/01/29
    0


    1895336          664/G01             F          255,500.00         ZZ
                                         360        255,500.00          1
    1506 HARPER AVENUE                 7.250          1,742.96         80
                                       7.000          1,742.96      319,500.00
    REDONDO BEACH    CA   90278          1            03/08/99         00
    0431274992                           05           05/01/99          0
    0003022381                           O            04/01/29
    0


    1895341          944/G01             F          329,600.00         ZZ
                                         360        329,600.00          1
    1886 CLEVELAND AVENUE              7.250          2,248.45         80
                                       7.000          2,248.45      412,000.00
    SAN JOSE         CA   95126          1            03/18/99         00
    0431269323                           05           05/01/99          0
    990300005                            O            04/01/29
    0


    1895346          E82/G01             F          133,600.00         ZZ
                                         360        133,600.00          1
    20 WARREN STREET                   7.500            934.15         80
                                       7.250            934.15      169,000.00
    BLOOMINGDALE     NJ   07403          1            03/31/99         00
    0400177713                           05           05/01/99          0
    0400177713                           O            04/01/29
    0


    1895347          822/G01             F          596,000.00         ZZ
                                         360        596,000.00          1
    87 LOVERS LANE                     7.250          4,065.78         60
                                       7.000          4,065.78      995,000.00
    PRINCETON        NJ   08540          5            03/24/99         00
    0431275635                           05           05/01/99          0
    0876059846                           O            04/01/29
    0
1




    1895363          638/G01             F          228,000.00         ZZ
                                         360        228,000.00          1
    123 ANKENY STREET                  7.000          1,516.89         80
                                       6.750          1,516.89      285,000.00
    SAN FRANSISCO    CA   94134          1            03/17/99         00
    0431273051                           05           05/01/99          0
    08862456                             O            04/01/29
    0


    1895372          638/G01             F          284,800.00         ZZ
                                         360        284,800.00          1
    723 BUTTERNUT DRIVE                7.000          1,894.78         80
                                       6.750          1,894.78      356,000.00
    SAN RAFAAL       CA   94903          1            03/08/99         00
    0431271857                           05           05/01/99          0
    08862067                             O            04/01/29
    0


    1895380          638/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    1620 23RD STREET                   7.125          2,021.16         58
                                       6.875          2,021.16      517,500.00
    MANHATTEN BEACH  CA   90266          1            03/10/99         00
    0431273069                           05           05/01/99          0
    08861714                             O            04/01/29
    0


    1895391          638/G01             F          329,400.00         ZZ
                                         360        329,400.00          1
    4709 RIPPLING POND DRIVE           7.000          2,191.51         90
                                       6.750          2,191.51      366,000.00
    FAIRFAX          VA   22033          2            03/19/99         10
    0431266873                           03           05/01/99         25
    08862873                             O            04/01/29
    0


    1895415          J95/J95             F          306,500.00         ZZ
                                         360        306,248.76          1
    2414 56TH STREET SOUTHWEST         7.000          2,039.16         86
                                       6.750          2,039.16      358,000.00
    EVERETT          WA   98203          2            02/08/99         12
    0016569477                           03           04/01/99         25
    0016569477                           O            03/01/29
    0


    1895449          J95/J95             F          372,000.00         ZZ
                                         360        371,687.47          1
1


    10111 DAPHNEY HOUSE WAY            6.875          2,443.78         79
                                       6.625          2,443.78      476,000.00
    ROCKVILLE        MD   20850          2            02/24/99         00
    0016599144                           03           04/01/99          0
    0016599144                           O            03/01/29
    0


    1895452          J95/J95             F          340,000.00         ZZ
                                         360        339,734.77          1
    8943 COLESBURY PLACE               7.250          2,319.40         80
                                       7.000          2,319.40      425,000.00
    FAIRFAX          VA   22031          2            02/10/99         00
    0014046700                           05           04/01/99          0
    0014046700                           O            03/01/29
    0


    1895476          952/G01             F          179,000.00         ZZ
                                         360        179,000.00          1
    66 PIERCE AVENUE                   7.375          1,236.31         55
                                       7.125          1,236.31      330,500.00
    CRESSKILL        NJ   09626          2            03/26/99         00
    0431280916                           05           05/01/99          0
    99002826                             O            04/01/29
    0


    1895526          J95/J95             F          588,500.00         ZZ
                                         360        588,029.38          1
    6 EL CAMINITO                      7.125          3,964.84         80
                                       6.875          3,964.84      735,666.00
    ORINDA           CA   94563          1            02/16/99         00
    0016592966                           05           04/01/99          0
    0016592966                           O            03/01/29
    0


    1895531          J95/J95             F          378,000.00         ZZ
                                         360        377,393.64          1
    5830 VIA DEL BISONTE               7.125          2,546.66         90
                                       6.875          2,546.66      420,000.00
    YORBA LINDA      CA   92887          1            01/27/99         14
    0013995394                           05           03/01/99         25
    0013995394                           O            02/01/29
    0


    1895534          J95/J95             F          304,000.00         ZZ
                                         360        304,000.00          1
    2342 27TH AVENUE                   7.125          2,048.11         80
                                       6.875          2,048.11      380,000.00
    SAN FRANCISCO    CA   94116          1            02/26/99         00
    0016585911                           07           05/01/99          0
1


    0016585911                           O            04/01/29
    0


    1895539          J95/J95             F          400,300.00         ZZ
                                         360        400,300.00          1
    6404 WOODRIDGE ROAD                7.125          2,696.90         77
                                       6.875          2,696.90      521,000.00
    ALEXANDRIA       VA   22314          2            02/26/99         00
    9710476                              05           05/01/99          0
    9710476                              O            04/01/29
    0


    1895550          J95/J95             F          250,000.00         ZZ
                                         360        250,000.00          1
    240 CYPRESS RIDGE DRIVE            7.125          1,684.30         80
                                       6.875          1,684.30      315,000.00
    SEVERNA PARK     MD   21146          2            03/03/99         00
    0016429102                           03           05/01/99          0
    0016429102                           O            04/01/29
    0


    1895561          J95/J95             F          299,800.00         ZZ
                                         360        299,571.88          1
    23 ALEXANDRIA                      7.375          2,070.64         80
                                       7.125          2,070.64      374,800.00
    IRVINE           CA   92614          1            02/12/99         00
    0013999099                           03           04/01/99          0
    0013999099                           O            03/01/29
    0


    1895598          356/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    825 TAMARACK AVENUE                7.500          2,097.65         67
                                       7.250          2,097.65      449,000.00
    SAN CARLOS       CA   94070          1            03/10/99         00
    0431269240                           05           05/01/99          0
    2695948                              O            04/01/29
    0


    1895620          225/225             F          177,000.00         ZZ
                                         360        177,000.00          1
    24120 AVENIDA CRESCENTA            7.125          1,192.48         75
                                       6.875          1,192.48      236,000.00
    VALENCIA         CA   91355          1            02/24/99         00
    7114112                              03           05/01/99          0
    7114112                              O            04/01/29
    0


1


    1895668          638/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
    4 BLANQUETA COURT                  7.250            900.47         80
                                       7.000            900.47      165,000.00
    CHICO            CA   95928          1            03/23/99         00
    0431276070                           05           05/01/99          0
    08868008                             O            04/01/29
    0


    1895669          F03/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
    389 CAMINO HERMOSA                 7.625          1,804.87         60
                                       7.375          1,804.87      425,000.00
    CORRALES         NM   87048          1            03/29/99         00
    0431269331                           05           05/01/99          0
    DEN13283                             O            04/01/29
    0


    1895680          593/593             F          259,500.00         ZZ
                                         360        259,500.00          1
    2132 WHITEBIRCH LANE               7.375          1,792.31         90
                                       7.125          1,792.31      290,000.00
    LAS VEGAS        NV   89134          2            03/18/99         12
    0007387004                           05           05/01/99         25
    0007387004                           O            04/01/29
    0


    1895684          638/G01             F          303,900.00         ZZ
                                         360        303,900.00          1
    1101 HOMESTEAD AVE                 7.375          2,098.96         80
                                       7.125          2,098.96      379,900.00
    WALNUT CREEK     CA   94598          1            03/17/99         00
    0431273929                           05           05/01/99          0
    08862468                             O            04/01/29
    0


    1895704          638/G01             F          267,200.00         ZZ
                                         360        267,200.00          1
    8416 SOUTHWEST 184TH LOOP          7.250          1,822.77         80
                                       7.000          1,822.77      334,000.00
    BEAVERTON        OR   97007          5            03/16/99         00
    0431274232                           03           05/01/99          0
    8865104                              O            04/01/29
    0


    1895712          638/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    451 MASON ROAD                     7.250          2,046.53         75
                                       7.000          2,046.53      400,000.00
1


    VISTA            CA   92084          1            03/09/99         00
    0431273499                           05           05/01/99          0
    08858284                             O            04/01/29
    0


    1895715          638/G01             F          267,900.00         ZZ
                                         360        267,900.00          1
    816 PAMER ROAD                     7.375          1,850.32         80
                                       7.125          1,850.32      335,000.00
    WALNUT CREEK     CA   94596          1            03/19/99         00
    0431273119                           05           05/01/99          0
    08868406                             O            04/01/29
    0


    1895716          638/G01             F          113,400.00         ZZ
                                         360        113,400.00          1
    2 LYNNE ELLEN DRIVE                7.500            792.91         70
                                       7.250            792.91      162,000.00
    ACUSHNET         MA   02743          1            03/24/99         00
    0431274315                           05           05/01/99          0
    08862160                             O            04/01/29
    0


    1895717          638/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    1549 APPLEBY ROAD                  7.375          3,108.04         75
                                       7.125          3,108.04      603,500.00
    IVERNESS         IL   60067          1            03/26/99         00
    0431276062                           05           05/01/99          0
    08857339                             O            04/01/29
    0


    1895749          J95/J95             F          268,500.00         ZZ
                                         360        268,274.43          1
    7814 N E 147TH STREET              6.875          1,763.85         77
                                       6.625          1,763.85      350,000.00
    KENMORE          WA   98028          2            02/08/99         00
    0013918230                           05           04/01/99          0
    0013918230                           O            03/01/29
    0


    1895761          J95/J95             F          316,000.00         ZZ
                                         360        316,000.00          1
    #4 LULLWATER ESTATE                6.875          2,075.90         80
                                       6.625          2,075.90      395,000.00
    ATLANTA          GA   30307          1            03/12/99         00
    0014292635                           01           05/01/99          0
    0014292635                           O            04/01/29
    0
1




    1895767          J95/J95             F          255,000.00         ZZ
                                         360        254,790.98          1
    29206 ALFIERI STREET               7.000          1,696.52         53
                                       6.750          1,696.52      483,000.00
    LAGUNA NIGUEL    CA   92677          5            02/24/99         00
    0014251946                           03           04/01/99          0
    0014251946                           O            03/01/29
    0


    1895768          J95/J95             F          300,000.00         ZZ
                                         360        300,000.00          1
    19071 GLEN ALBYN LANE              7.125          2,021.16         80
                                       6.875          2,021.16      375,000.00
    ORANGE AREA      CA   92869          1            03/08/99         00
    0013997879                           05           05/01/99          0
    0013997879                           O            04/01/29
    0


    1895774          J95/J95             F          259,000.00         ZZ
                                         360        258,807.78          1
    5233 BINDEWALD ROAD                7.500          1,810.97         70
                                       7.250          1,810.97      374,000.00
    TORRANCE         CA   90505          2            02/17/99         00
    0014251607                           05           04/01/99          0
    0014251607                           O            03/01/29
    0


    1895823          J95/J95             F          354,000.00         ZZ
                                         360        354,000.00          1
    10612 WEST LAKE JOY DRIVE NORT     7.000          2,355.17         73
                                       6.750          2,355.17      485,000.00
    CARNATION        WA   98014          2            03/01/99         00
    0013918461                           05           05/01/99          0
    0013918461                           O            04/01/29
    0


    1895828          J95/J95             F          286,400.00         ZZ
                                         360        286,187.44          1
    1190 ENTERPRISE OSTEEN RD          7.500          2,002.56         80
                                       7.250          2,002.56      358,000.00
    ENTERPRISE       FL   32725          1            02/26/99         00
    0010632420                           05           04/01/99          0
    0010632420                           O            03/01/29
    0


    1895832          J95/J95             F          366,300.00         ZZ
                                         360        366,014.24          1
1


    16623 CAULKS CREEK RIDGE           7.250          2,498.82         74
                                       7.000          2,498.82      500,000.00
    WILDWOOD         MO   63005          1            02/19/99         00
    0016528747                           05           04/01/99          0
    0016528747                           O            03/01/29
    0


    1895837          J95/J95             F          385,000.00         ZZ
                                         360        385,000.00          1
    5021 EAST MERCER WAY               6.875          2,529.18         70
                                       6.625          2,529.18      550,000.00
    MERCER ISLAND    WA   98040          5            03/03/99         00
    0016584187                           03           05/01/99          0
    0016584187                           O            04/01/29
    0


    1895853          F27/F27             F          317,000.00         ZZ
                                         360        317,000.00          1
    921 LEONA LANE                     7.000          2,109.01         80
                                       6.750          2,109.01      396,325.00
    HERNDON          VA   20170          1            03/16/99         00
    6060038161                           03           05/01/99          0
    6060038161                           O            04/01/29
    0


    1895869          738/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    4 RED GOLD COURT                   7.125          4,042.32         67
                                       6.875          4,042.32      898,000.00
    GREER            SC   29650          2            03/19/99         00
    0431276856                           03           05/01/99          0
    4943497                              O            04/01/29
    0


    1895875          E82/G01             F          283,000.00         ZZ
                                         360        283,000.00          1
    8030 GEORGETOWN AVENUE             7.000          1,882.81         76
                                       6.750          1,882.81      375,000.00
    LOS ANGELES      CA   90045          2            03/22/99         00
    0400184172                           05           05/01/99          0
    1751209                              O            04/01/29
    0


    1895894          638/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    4805 ARCOLA AVENUE                 7.375          2,762.70         67
                                       7.125          2,762.70      600,000.00
    NORTH HOLLYWOOD  CA   91601          1            03/16/99         00
    0431272921                           05           05/01/99          0
1


    08861752                             O            04/01/29
    0


    1895911          811/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    199 OCEAN STREET                   7.000          2,395.09         80
                                       6.750          2,395.09      450,000.00
    SOLANA BEACH     CA   92075          1            03/19/99         00
    0431269786                           05           05/01/99          0
    FM5000088                            O            04/01/29
    0


    1895924          638/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
    11917 150TH STREET COURT E         7.375            828.81         80
                                       7.125            828.81      150,000.00
    PUYALLUP         WA   98374          2            03/15/99         00
    0431274042                           05           05/01/99          0
    08857362                             O            04/01/29
    0


    1895986          956/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    321 OLD BALDWIN ROAD               6.875          1,970.79         66
                                       6.625          1,970.79      455,000.00
    OJAI             CA   93023          1            03/01/99         00
    0431272988                           05           05/01/99          0
    509020289                            O            04/01/29
    0


    1895996          665/G01             F          379,500.00         ZZ
                                         360        379,500.00          1
    5649 CROW LANE                     7.375          2,621.11         75
                                       7.125          2,621.11      506,000.00
    SAN JOSE         CA   95123          5            03/24/99         00
    0431272442                           05           05/01/99          0
    9901228707                           O            04/01/29
    0


    1896009          J95/J95             F          450,000.00         ZZ
                                         360        449,640.14          1
    19 ALDEN STREET                    7.125          3,031.74         47
                                       6.875          3,031.74      975,000.00
    NEWTON           MA   02459          5            02/23/99         00
    0016572679                           05           04/01/99          0
    0016572679                           O            03/01/29
    0


1


    1896013          J95/J95             F          500,000.00         ZZ
                                         360        499,579.93          1
    150 SEAVIEW AVENUE                 6.875          3,284.65         53
                                       6.625          3,284.65      960,000.00
    OSTERVILLE       MA   02655          2            03/01/99         00
    0016598856                           05           04/01/99          0
    0016598856                           O            03/01/29
    0


    1896015          J95/J95             F          266,000.00         ZZ
                                         360        265,792.49          1
    301 W TROPICAL WAY                 7.250          1,814.59         95
                                       7.000          1,814.59      280,000.00
    PLANTATION       FL   33317          1            03/01/99         10
    0010175198                           05           04/01/99         30
    0010175198                           O            03/01/29
    0


    1896021          J95/J95             F          448,000.00         ZZ
                                         360        447,641.74          1
    9805 HARNEY PARKWAY SOUTH          7.125          3,018.26         80
                                       6.875          3,018.26      560,000.00
    OMAHA            NE   68114          1            02/26/99         00
    0016331308                           05           04/01/99          0
    0016331308                           O            03/01/29
    0


    1896040          J95/J95             F          400,000.00         ZZ
                                         360        399,672.12          1
    77 LA SALLE AVENUE                 7.000          2,661.21         58
                                       6.750          2,661.21      690,000.00
    PIEDMONT         CA   94611          5            02/11/99         00
    0016595134                           05           04/01/99          0
    0016595134                           O            03/01/29
    0


    1896069          765/G01             F          266,400.00         ZZ
                                         360        266,400.00          1
    546 ST GEORGE ROAD                 7.125          1,794.79         80
                                       6.875          1,794.79      333,000.00
    DANVILLE         CA   94526          1            03/16/99         00
    0431274489                           03           05/01/99          0
    181120                               O            04/01/29
    0


    1896082          J95/J95             F          287,250.00         ZZ
                                         360        287,014.53          1
    6185 S JERICHO COURT               7.000          1,911.09         90
                                       6.750          1,911.09      319,200.00
1


    AURORA           CO   80016          1            02/12/99         10
    0009506239                           03           04/01/99         25
    0009506239                           O            03/01/29
    0


    1896102          F03/G01             F          223,200.00         ZZ
                                         360        223,200.00          1
    1945 SOUTH PARFET DRIVE            7.375          1,541.59         70
                                       7.125          1,541.59      319,000.00
    LAKEWOOD         CO   80227          1            03/29/99         00
    0431275742                           05           05/01/99          0
    DEN13269                             O            04/01/29
    0


    1896104          B57/G01             F          376,000.00         ZZ
                                         360        376,000.00          1
    8822 DORRINGTON AVENUE             7.125          2,533.19         72
                                       6.875          2,533.19      526,000.00
    WEST HOLLYWOOD   CA   90048          1            03/15/99         00
    0431280627                           05           05/01/99          0
    9920273                              O            04/01/29
    0


    1896105          253/253             F          296,250.00         ZZ
                                         360        296,250.00          1
    52 CALLE CARLA                     7.500          2,071.43         73
                                       7.250          2,071.43      407,000.00
    SANTA FE         NM   87505          5            03/11/99         00
    935303                               05           05/01/99          0
    935303                               O            04/01/29
    0


    1896230          575/G01             F          455,000.00         ZZ
                                         360        455,000.00          1
    365 NORTH VIRGINIA STREET          7.250          3,103.90         70
                                       7.000          3,103.90      650,000.00
    SALT LAKE CITY   UT   84103          2            03/17/99         00
    0431271600                           05           05/01/99          0
    9280058                              O            04/01/29
    0


    1896246          E82/G01             F           72,000.00         ZZ
                                         360         72,000.00          1
    2310 BAYHEAD DRIVE                 7.500            503.43         80
                                       7.250            503.43       90,000.00
    SAYREVILLE       NJ   08872          1            03/19/99         00
    0400187746                           01           05/01/99          0
    0400187746                           O            04/01/29
    0
1




    1896300          026/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    4165 WELLINGTON LAKE COURT         7.125          2,021.16         71
                                       6.875          2,021.16      425,000.00
    DULUTH           GA   30097          1            03/31/99         00
    0431274083                           03           05/01/99          0
    0200400037                           O            04/01/29
    0


    1896305          822/G01             F          248,000.00         ZZ
                                         360        247,801.67          1
    509 CATHY'S COURT                  7.125          1,670.83         80
                                       6.875          1,670.83      312,000.00
    CRANBERRY TOWNS  PA   16066          2            02/16/99         00
    0431274059                           05           04/01/99          0
    114478                               O            03/01/29
    0


    1896362          765/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    1806 SILVERWOOD TERRACE            7.000          2,182.20         80
                                       6.750          2,182.20      410,000.00
    LOS ANGELES      CA   90026          1            03/23/99         00
    0431274265                           05           05/01/99          0
    344246                               O            04/01/29
    0


    1896455          F27/F27             F          311,900.00         ZZ
                                         360        311,900.00          1
    55 MONUMENT DRIVE                  7.375          2,154.22         80
                                       7.125          2,154.22      389,900.00
    STAFFORD         VA   22554          1            03/24/99         00
    6060073617                           05           05/01/99          0
    6060073617                           O            04/01/29
    0


    1896492          956/G01             F          572,000.00         ZZ
                                         360        572,000.00          1
    01139 SW PALATINE HILL ROAD        7.250          3,902.05         46
                                       7.000          3,902.05    1,250,000.00
    PORTLAND         OR   97219          5            03/05/99         00
    0431274521                           05           05/01/99          0
    1907010340                           O            04/01/29
    0


    1896493          956/G01             F          253,000.00         ZZ
                                         360        253,000.00          1
1


    6569 PINEHAVEN ROAD                7.000          1,683.22         67
                                       6.750          1,683.22      380,000.00
    OAKLAND          CA   94611          2            03/12/99         00
    0431276500                           05           05/01/99          0
    209020007                            O            04/01/29
    0


    1896505          956/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    4540 MOUNTAINGATE DRIVE            7.375          2,072.03         75
                                       7.125          2,072.03      400,000.00
    ROCKLIN          CA   95765          2            03/10/99         00
    0431277409                           05           05/01/99          0
    809020607                            O            04/01/29
    0


    1896541          637/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    6741 BULKEY ROAD                   7.000          1,995.91         79
                                       6.750          1,995.91      380,000.00
    LORTON           VA   22079          2            03/19/99         00
    0431275403                           05           05/01/99          0
    0013526744                           O            04/01/29
    0


    1896621          964/G01             F          279,200.00         ZZ
                                         360        279,200.00          1
    450 MEDFORD COURT #101             7.250          1,904.64         80
                                       7.000          1,904.64      349,000.00
    LONG BEACH       CA   90803          1            03/29/99         00
    0431274380                           09           05/01/99          0
    52982                                O            04/01/29
    0


    1896635          964/G01             F          364,500.00         ZZ
                                         360        364,500.00          1
    7330 EAST STONE CREEK LANE         7.375          2,517.51         75
                                       7.125          2,517.51      486,000.00
    ANAHEIM          CA   92808          5            03/25/99         00
    0431274562                           03           05/01/99          0
    52764                                O            04/01/29
    0


    1896642          685/G01             F          188,000.00         ZZ
                                         360        188,000.00          1
    18808 MOUNTAIN DALE COURT          7.250          1,282.50         80
                                       7.000          1,282.50      235,000.00
    SANTA CLARITA    CA   91351          2            03/19/99         00
    0431278506                           05           05/01/99          0
1


    117399                               O            04/01/29
    0


    1896645          964/G01             F          227,950.00         ZZ
                                         360        227,950.00          1
    24022 PRAGUE STREET                7.250          1,555.02         79
                                       7.000          1,555.02      290,000.00
    MISSION VIEJO    CA   92691          1            03/18/99         00
    0431275783                           05           05/01/99          0
    53529                                O            04/01/29
    0


    1896652          964/G01             F          412,000.00         ZZ
                                         360        412,000.00          1
    8330 CARMEL RIDGE COURT            7.375          2,845.58         80
                                       7.125          2,845.58      515,000.00
    LAS VEGAS        NV   89113          2            03/17/99         00
    0431275759                           03           05/01/99          0
    52818                                O            04/01/29
    0


    1896712          944/G01             F          155,200.00         ZZ
                                         360        155,200.00          1
    2720 EAST WALNUT AVENUE #66        7.125          1,045.61         80
                                       6.875          1,045.61      194,000.00
    ORANGE           CA   92867          1            03/15/99         00
    0431275122                           01           05/01/99          0
    1228                                 O            04/01/29
    0


    1896832          964/G01             F          257,600.00         ZZ
                                         360        257,600.00          1
    5522 TAMMARISK DRIVE               7.125          1,735.50         80
                                       6.875          1,735.50      322,000.00
    YORBA LINDA      CA   92886          1            03/10/99         00
    0431276997                           05           05/01/99          0
    52345                                O            04/01/29
    0


    1896837          638/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    5119 KINGS COURT LANE              7.125          2,358.01         75
                                       6.875          2,358.01      468,000.00
    FAIR OAKS        CA   95628          5            03/16/99         00
    0431277615                           05           05/01/99          0
    08867131                             O            04/01/29
    0


1


    1896853          638/G01             F          410,000.00         ZZ
                                         360        410,000.00          1
    165 HANCOCK STREET                 7.000          2,727.74         78
                                       6.750          2,727.74      529,000.00
    SAN FRANCISCO    CA   94114          2            03/15/99         00
    0431277599                           05           05/01/99          0
    08841198                             O            04/01/29
    0


    1896866          638/G01             F          323,300.00         ZZ
                                         360        323,300.00          1
    3450 GARRETSON AVENUE              7.125          2,178.13         80
                                       6.875          2,178.13      404,155.00
    CORONA           CA   91719          1            03/11/99         00
    0431277557                           05           05/01/99          0
    08865115                             O            04/01/29
    0


    1896869          638/G01             F          297,600.00         ZZ
                                         360        297,600.00          1
    425 FURLONG ROAD                   7.250          2,030.15         80
                                       7.000          2,030.15      372,000.00
    SEBASTOPOL       CA   95472          1            03/12/99         00
    0431278423                           05           05/01/99          0
    08864056                             O            04/01/29
    0


    1896881          638/G01             F          910,000.00         ZZ
                                         360        910,000.00          1
    24002 LODGE POLE ROAD              7.250          6,207.80         70
                                       7.000          6,207.80    1,300,000.00
    DIAMOND BAR      CA   91765          2            03/16/99         00
    0431278266                           03           05/01/99          0
    08848946                             O            04/01/29
    0


    1896902          638/G01             F          292,100.00         ZZ
                                         360        292,100.00          1
    20 CHADIMA COURT                   7.375          2,017.46         80
                                       7.125          2,017.46      365,175.00
    PLEASANT HILL    CA   94523          1            03/17/99         00
    0431276351                           05           05/01/99          0
    8867627                              O            04/01/29
    0


    1896946          420/G01             F          254,950.00         T
                                         360        254,950.00          1
    1731 FABIAN DRIVE                  7.250          1,739.21         68
                                       7.000          1,739.21      374,950.00
1


    SAN JOSE         CA   95124          1            03/22/99         00
    0431275460                           05           05/01/99          0
    0000409466                           O            04/01/29
    0


    1896980          956/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
    317 VIEW POINT COURT               7.125          2,560.13         64
                                       6.875          2,560.13      600,000.00
    PACIFICA         CA   94044          1            03/18/99         00
    0431277532                           03           05/01/99          0
    209020703                            O            04/01/29
    0


    1897016          956/G01             F          301,550.00         ZZ
                                         360        301,550.00          1
    209 F AVENUE                       6.875          1,980.97         65
                                       6.625          1,980.97      470,000.00
    CORONADO         CA   92118          5            03/01/99         00
    0431278720                           05           05/01/99          0
    1509020212                           O            04/01/29
    0


    1897094          944/G01             F          221,600.00         ZZ
                                         360        221,600.00          1
    35100 CABRILLO DRIVE               7.125          1,492.96         80
                                       6.875          1,492.96      277,000.00
    FREMONT          CA   94536          1            03/12/99         00
    0431278431                           05           05/01/99          0
    17283                                O            04/01/29
    0


    1897129          638/G01             F          264,900.00         ZZ
                                         360        264,900.00          1
    10 JEFFERSON DRIVE                 7.250          1,807.08         88
                                       7.000          1,807.08      304,400.00
    EAST GREENWICH   RI   02818          1            03/29/99         14
    0431277359                           05           05/01/99         25
    8863510                              O            04/01/29
    0


    1897132          638/G01             F          164,000.00         ZZ
                                         360        164,000.00          1
    420 WRANGLER WAY                   7.125          1,104.90         79
                                       6.875          1,104.90      208,500.00
    WALNUT           CA   91789          2            03/15/99         00
    0431277268                           05           05/01/99          0
    8856610                              O            04/01/29
    0
1




    1897381          975/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    24238 LOS CODONA AVENUE            7.375          2,072.03         75
                                       7.125          2,072.03      400,000.00
    TORRANCE         CA   90505          2            03/29/99         00
    0431283019                           05           05/01/99          0
    990414                               O            04/01/29
    0


    1897415          356/G01             F          273,578.00         ZZ
                                         360        273,578.00          1
    41717 MARIGOLD DRIVE               7.375          1,889.54         65
                                       7.125          1,889.54      425,000.00
    FREMONT          CA   94539          2            03/15/99         00
    0431278175                           05           05/01/99          0
    2727089                              O            04/01/29
    0


    1897556          765/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    2415 BELLEVIEW ROAD                7.125          4,042.31         80
                                       6.875          4,042.31      750,000.00
    UPLAND (AREA)    CA   91784          1            03/25/99         00
    0431278183                           05           05/01/99          0
    343489                               O            04/01/29
    0


    1897587          956/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    143 ROLLING HILL DRIVE             7.250          1,875.98         73
                                       7.000          1,875.98      380,000.00
    MORGANVILLE      NJ   07751          1            03/31/99         00
    0431280742                           05           05/01/99          0
    909020531                            O            04/01/29
    0


    1898052          731/G01             F          317,500.00         ZZ
                                         360        317,500.00          1
    2766 CAROLINA AVENUE               7.375          2,192.89         72
                                       7.125          2,192.89      447,000.00
    REDWOOD CITY     CA   94061          5            03/24/99         00
    0431279819                           05           05/01/99          0
    911684820                            O            04/01/29
    0


    1898759          956/G01             F          281,250.00         ZZ
                                         360        281,019.46          1
1


    1218 BLACKFIELD DRIVE              7.000          1,871.16         75
                                       6.750          1,871.16      375,000.00
    SANTA CLARA      CA   95051          5            02/11/99         00
    0431282037                           05           04/01/99          0
    809020195                            O            03/01/29
    0


    1899043          356/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    4504 LIN GATE STREET               7.250          2,148.86         72
                                       7.000          2,148.86      440,000.00
    PLEASANTON       CA   94566          2            03/17/99         00
    0431281559                           05           05/01/99          0
    2707727                              O            04/01/29
    0


    1899143          420/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    6275 LONE PINE ROAD                7.125          2,021.16         75
                                       6.875          2,021.16      400,000.00
    SEBASTOPOL       CA   95472          5            03/16/99         00
    0431280478                           05           05/01/99          0
    0000408864                           O            04/01/29
    0


    1899672          420/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    20030 MOLLIE COURT                 7.250          1,637.23         75
                                       7.000          1,637.23      320,000.00
    CASTRO VALLEY    CA   94552          1            03/26/99         00
    0431281740                           03           05/01/99          0
    0000412338                           O            04/01/29
    0


    2705673          225/225             F          600,000.00         ZZ
                                         360        593,587.92          1
    21 BIRCHWOOD ROAD                  7.750          4,298.47         70
                                       7.500          4,298.47      865,000.00
    OLD TAPPAN       NJ   07675          2            05/20/98         00
    007027384                            05           07/01/98          0
    007027384                            O            06/01/28
    0


    2745960          K08/G01             F          130,500.00         ZZ
                                         360        130,393.03          1
    9375 SW 156TH PLACE                7.000            868.22          9
                                       6.750            868.22    1,450,000.00
    MIAMI            FL   33196          2            02/11/99         11
    0411270960                           05           04/01/99         25
1


    0411270960                           O            03/01/29
    0


    2746759          K08/G01             F           75,000.00         ZZ
                                         360         74,922.33          1
    103 YUCCA DRIVE                    7.000            498.98         65
                                       6.750            498.98      117,000.00
    VICTORIA         TX   77904          5            02/12/99         00
    0411266638                           05           04/01/99          0
    0411266638                           O            03/01/29
    0


    2746778          K08/G01             F          155,000.00         ZZ
                                         360        154,869.78          1
    30 JONES LANE                      6.875          1,018.24         56
                                       6.625          1,018.24      280,000.00
    WASHINGTON TOWN  NJ   07853          2            02/12/99         00
    0411132988                           05           04/01/99          0
    0411132988                           O            03/01/29
    0


    2748123          K08/G01             F          112,500.00         ZZ
                                         360        112,412.24          1
    325 BROWNS TRACE ROAD              7.250            767.45         75
                                       7.000            767.45      150,000.00
    JERICHO          VT   05465          2            02/16/99         00
    0411267958                           05           04/01/99          0
    0411267958                           O            03/01/29
    0


    2749234          K08/G01             F          165,000.00         ZZ
                                         360        164,850.84          1
    226 FOREST AVENUE                  6.500          1,042.91         75
                                       6.250          1,042.91      220,000.00
    ROCKVILLE        MD   20850          2            02/19/99         00
    0411213978                           05           04/01/99          0
    0411213978                           O            03/01/29
    0


    2749265          K08/G01             F          194,000.00         ZZ
                                         360        193,837.02          1
    2500 N.W. 39TH STREET              6.875          1,274.44         76
                                       6.625          1,274.44      258,000.00
    BOCA RATON       FL   33434          2            02/19/99         00
    0411274871                           03           04/01/99          0
    0411274871                           O            03/01/29
    0


1


    2749971          387/G01             F          480,000.00         ZZ
                                         360        479,210.80          1
    21920 RUCKER DRIVE                 7.000          3,193.45         68
                                       6.750          3,193.45      709,000.00
    CUPERTINO        CA   95014          2            01/27/99         00
    0431230093                           05           03/01/99          0
    0001567593                           O            02/01/29
    0


    2749972          387/G01             F          564,000.00         ZZ
                                         360        563,072.68          1
    13193 VIA ARRIBA DRIVE             7.000          3,752.31         66
                                       6.750          3,752.31      861,000.00
    SARATOGA         CA   95070          2            01/26/99         00
    0431230176                           05           03/01/99          0
    0001568104                           O            02/01/29
    0


    2750094          K08/G01             F          286,400.00         ZZ
                                         360        286,159.39          1
    5272 YORKTON WAY                   6.875          1,881.44         80
                                       6.625          1,881.44      358,000.00
    SAN JOSE         CA   95130          1            02/15/99         00
    0411292311                           05           04/01/99          0
    0411292311                           O            03/01/29
    0


    2750237          696/G01             F          277,600.00         ZZ
                                         360        277,366.79          1
    9409 ELDWICK WAY                   6.875          1,823.63         79
                                       6.625          1,823.63      353,000.00
    POTOMAC          MD   20854          1            02/26/99         00
    0431231547                           05           04/01/99          0
    3298190                              O            03/01/29
    0


    2750905          623/623             F          242,500.00         ZZ
                                         360        241,615.97          1
    771 CASTLE PINES DR.               6.500          1,532.76         79
                                       6.250          1,532.76      307,000.00
    BALLWIN          MO   63021          2            11/11/98         00
    1186204                              03           01/01/99          0
    1186204                              O            12/01/28
    0


    2751851          696/G01             F          259,950.00         ZZ
                                         360        259,703.35          1
    3412 NORTH RANDOLPH STREET         6.250          1,600.56         80
                                       6.000          1,600.56      325,000.00
1


    ARLINGTON        VA   22207          1            02/26/99         00
    0431233709                           05           04/01/99          0
    50199008                             O            03/01/29
    0


    2751891          K08/G01             F          124,100.00         ZZ
                                         360        124,012.41          1
    1448 LAKE SHORE DRIVE              7.750            889.07         74
                                       7.500            889.07      168,100.00
    FT. COLLINS      CO   80525          2            02/23/99         00
    0411259468                           05           04/01/99          0
    0411259468                           O            03/01/29
    0


    2751895          K08/G01             F          300,000.00         ZZ
                                         360        299,788.26          1
    32 HARNEY ROAD                     7.750          2,149.24         80
                                       7.500          2,149.24      375,000.00
    EASTCHESTER      NY   10583          1            03/01/99         00
    0411283716                           05           04/01/99          0
    0411283716                           O            03/01/29
    0


    2751909          K08/G01             F           80,000.00         ZZ
                                         360         79,934.43          1
    3514 CYPRESS POINT CIRCLE          7.000            532.24         32
                                       6.750            532.24      250,000.00
    MONTGOMERY       TX   77356          5            02/24/99         00
    0411291255                           03           04/01/99          0
    0411291255                           O            03/01/29
    0


    2751917          K08/G01             F          151,200.00         ZZ
                                         360        151,076.06          1
    9643 SOUTHEAST CLATSOP STREET      7.000          1,005.94         70
                                       6.750          1,005.94      216,000.00
    PORTLAND         OR   97266          1            02/23/99         00
    0411287014                           05           04/01/99          0
    0411287014                           O            03/01/29
    0


    2751970          K08/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    1800 102ND AVENUE NORTHEAST        7.000          1,995.91         95
    #F-4                               6.750          1,995.91      317,500.00
    BELLEVUE         WA   98004          1            02/23/99         04
    0411293509                           01           04/01/99         30
    0411293509                           O            03/01/29
    0
1




    2752022          K08/G01             F          359,550.00         ZZ
                                         360        359,247.93          1
    3 SALFORD WAY                      6.875          2,361.99         90
                                       6.625          2,361.99      399,500.00
    SIMPSONVILLE     SC   29681          1            02/26/99         11
    0411257280                           05           04/01/99         25
    0411257280                           O            03/01/29
    0


    2752055          K08/G01             F          287,900.00         ZZ
                                         360        287,680.94          1
    1034 SOUTH FRANKLIN STREET         7.375          1,988.45         80
                                       7.125          1,988.45      359,900.00
    DENVER           CO   80209          1            02/26/99         00
    0411309040                           05           04/01/99          0
    0411309040                           O            03/01/29
    0


    2753128          696/G01             F          650,000.00         ZZ
                                         360        649,467.20          1
    11800 FORUM HILL COURT             7.000          4,324.47         66
                                       6.750          4,324.47      992,000.00
    POTOMAC          MD   20854          5            02/26/99         00
    0431235787                           05           04/01/99          0
    2448169                              O            03/01/29
    0


    2754124          696/G01             F          226,150.00         ZZ
                                         360        225,945.56          1
    1200 CUZCO COURT                   6.500          1,429.42         80
                                       6.250          1,429.42      282,700.00
    HERNDON          VA   20170          1            02/26/99         00
    0431237288                           05           04/01/99          0
    2138203                              O            03/01/29
    0


    2755411          K08/G01             F          120,000.00         ZZ
                                         360        119,913.15          1
    12 FOUNTAIN ROAD                   7.625            849.35         60
                                       7.375            849.35      200,000.00
    ROCKY POINT      NY   11778          1            03/05/99         00
    0411318462                           05           04/01/99          0
    0411318462                           O            03/01/29
    0


    2755468          K08/G01             F          368,800.00         ZZ
                                         360        368,497.69          1
1


    20625 MONTEREY AVENUE              7.000          2,453.64         80
                                       6.750          2,453.64      461,000.00
    PRIOR LAKE       MN   55372          2            03/01/99         00
    0411255854                           05           04/01/99          0
    0411255854                           O            03/01/29
    0


    2756050          K08/G01             F          298,400.00         ZZ
                                         360        298,400.00          1
    1006 3RD STREET                    7.000          1,985.26         80
                                       6.750          1,985.26      373,000.00
    HERMOSA BEACH    CA   90254          1            03/01/99         00
    0411301617                           05           05/01/99          0
    0411301617                           O            04/01/29
    0


    2756053          K08/G01             F          260,400.00         ZZ
                                         360        260,400.00          1
    15605 HAVANA WAY                   7.375          1,798.52         80
                                       7.125          1,798.52      325,500.00
    BRIGHTON         CO   80601          2            03/03/99         00
    0411309362                           05           05/01/99          0
    0411309362                           O            04/01/29
    0


    2756077          K08/G01             F          199,000.00         ZZ
                                         240        199,000.00          1
    182 CHESTNUT HILL RD               6.875          1,527.95         54
                                       6.625          1,527.95      375,000.00
    WILTON           CT   06897          5            03/02/99         00
    0411312572                           05           05/01/99          0
    0411312572                           O            04/01/19
    0


    2756078          K08/G01             F          100,450.00         ZZ
                                         360        100,450.00          1
    1119 RIVERSIDE DRIVE               7.500            702.36         75
                                       7.250            702.36      135,000.00
    SUAMICO          WI   54173          2            03/03/99         00
    0411284409                           05           05/01/99          0
    0411284409                           O            04/01/29
    0


    2756849          K08/G01             F           73,500.00         ZZ
                                         360         73,500.00          1
    1234 ROSEWOOD DR                   7.875            532.93         75
                                       7.625            532.93       98,000.00
    PELL LAKE        WI   53157          5            03/04/99         00
    0411292378                           05           05/01/99          0
1


    0411292378                           O            04/01/29
    0


    2758194          K08/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    1302 GINGER CIRCLE                 7.125          1,751.67         80
                                       6.875          1,751.67      325,000.00
    WESTON           FL   33326          2            03/05/99         00
    0411299936                           03           05/01/99          0
    0411299936                           O            04/01/29
    0


    2758202          K08/G01             F           65,600.00         ZZ
                                         360         65,600.00          1
    1212 SARDIS LANE                   7.750            469.97         79
                                       7.500            469.97       84,000.00
    WARNER ROBINS    GA   31093          2            03/05/99         00
    0411286008                           05           05/01/99          0
    0411286008                           O            04/01/29
    0


    2758212          K08/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
    2977 WENTWORTH                     7.125            875.83         24
                                       6.875            875.83      555,000.00
    WESTON           FL   33332          2            03/05/99         00
    0411309883                           03           05/01/99          0
    0411309883                           O            04/01/29
    0


    2758214          K08/G01             F          112,000.00         ZZ
                                         360        112,000.00          1
    1818 18TH AVENUE, #204             7.250            764.04         69
                                       7.000            764.04      164,000.00
    SEATTLE          WA   98122          5            03/02/99         00
    0411313034                           01           05/01/99          0
    0411313034                           O            04/01/29
    0


    2758389          696/G01             F          322,400.00         ZZ
                                         360        322,400.00          1
    10014 LOCHALSH LANE                7.500          2,254.27         80
                                       7.250          2,254.27      403,000.00
    VIENNA           VA   22181          1            03/10/99         00
    0431245992                           03           05/01/99          0
    22899008                             O            04/01/29
    0


1


    2758390          696/G01             F          285,500.00         ZZ
                                         360        285,500.00          1
    10855 HUNTER GATE WAY              7.125          1,923.47         79
                                       6.875          1,923.47      362,000.00
    RESTON           VA   20194          1            03/10/99         00
    0431245976                           03           05/01/99          0
    2158217                              O            04/01/29
    0


    2758391          696/G01             F          176,000.00         BB
                                         360        176,000.00          1
    3908 STONE MANSION COURT           7.500          1,230.62         80
                                       7.250          1,230.62      220,000.00
    ALEXANDRIA       VA   22306          1            03/10/99         00
    0431245943                           05           05/01/99          0
    24699040                             O            04/01/29
    0


    2758392          696/G01             F          304,900.00         ZZ
                                         360        304,900.00          1
    317 WEST SEMINARY AVENUE           7.375          2,105.87         80
                                       7.125          2,105.87      383,000.00
    LUTHERVILLE      MD   21093          4            03/05/99         00
    0431245927                           05           05/01/99          0
    10099008                             O            04/01/29
    0


    2758748          K08/G01             F          119,200.00         ZZ
                                         360        119,200.00          1
    8969 SNOWDEN AVENUE                7.375            823.28         80
    (ARLETA AREA)                      7.125            823.28      149,000.00
    LOS ANGELES      CA   91331          2            02/26/99         00
    0411315989                           05           05/01/99          0
    0411315989                           O            04/01/29
    0


    2758750          K08/G01             F           87,050.00         ZZ
                                         360         87,050.00          1
    10506 WESTFIELD PLACE              7.750            623.64         70
                                       7.500            623.64      124,425.00
    SAN ANTONIO      TX   78240          1            03/09/99         00
    0411311061                           05           05/01/99          0
    0411311061                           O            04/01/29
    0


    2758756          K08/G01             F          210,400.00         ZZ
                                         360        210,400.00          1
    3557 EAST ELMA STREET              7.250          1,435.30         80
                                       7.000          1,435.30      263,000.00
1


    CAMARILLO        CA   93010          1            03/09/99         00
    0411220434                           05           05/01/99          0
    0411330434                           O            04/01/29
    0


    2758763          K08/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    728 CLARENCE STREET                7.125          1,684.30         68
                                       6.875          1,684.30      369,000.00
    WESTFIELD        NJ   07090          1            03/11/99         00
    0410917090                           05           05/01/99          0
    0410917090                           O            04/01/29
    0


    2758769          K08/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    18585 RANCHITO DEL RIO DRIVE       7.375          2,072.03         75
                                       7.125          2,072.03      400,000.00
    SALINAS          CA   93908          5            03/04/99         00
    0411305667                           05           05/01/99          0
    0411305667                           O            04/01/29
    0


    2758776          K08/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    10100 WILLEY COURT                 7.500          1,957.80         80
                                       7.250          1,957.80      350,000.00
    GRANITE BAY      CA   95746          1            03/01/99         00
    0411319353                           05           05/01/99          0
    0411319353                           O            04/01/29
    0


    2758779          K08/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    20455 HERBSHEY CIRCLE              7.250          1,773.66         76
                                       7.000          1,773.66      345,000.00
    YORBA LINDA      CA   92887          2            03/04/99         00
    0411281132                           05           05/01/99          0
    0411281132                           O            04/01/29
    0


    2758888          696/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
    8409 KAY COURT                     6.500          1,314.70         80
                                       6.250          1,314.70      260,000.00
    ANNANDALE        VA   22003          1            03/11/99         00
    0431247881                           05           05/01/99          0
    21799024                             O            04/01/29
    0
1




    2758890          696/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    1613 MAYDALE DRIVE                 7.250          1,964.67         80
                                       7.000          1,964.67      360,000.00
    SILVER SPRING    MD   20905          1            03/12/99         00
    0431247857                           05           05/01/99          0
    3188155                              O            04/01/29
    0


    2760509          K08/G01             F          311,200.00         T
                                         360        310,957.24          1
    75-6138 ALII DRIVE                 7.250          2,122.93         29
                                       7.000          2,122.93    1,100,000.00
    KAILUA-KONA      HI   96740          5            02/22/99         00
    0411261258                           03           04/01/99          0
    0411261258                           O            03/01/29
    0


    2760510          K08/G01             F          110,600.00         ZZ
                                         360        110,600.00          1
    597 SOUTH 67TH STREET              7.375            763.89         70
                                       7.125            763.89      158,000.00
    SPRINGFIELD      OR   97478          2            03/03/99         00
    0411297534                           05           05/01/99          0
    0411297534                           O            04/01/29
    0


    2760534          K08/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    4101 GRANADA DRIVE                 7.250            682.18         63
                                       7.000            682.18      160,000.00
    GEORGETOWN       TX   78628          5            03/08/99         00
    0411325194                           05           05/01/99          0
    0411325194                           O            04/01/29
    0


    2761266          K08/G01             F           73,150.00         ZZ
                                         360         73,094.34          1
    1960 SELMARTEN, # 2805             7.375            505.23         95
                                       7.125            505.23       77,000.00
    AURORA           IL   60505          2            02/26/99         04
    0411291438                           01           04/01/99         30
    0411291438                           O            03/01/29
    0


    2761298          K08/G01             F          110,000.00         ZZ
                                         360        109,922.37          1
1


    312 GRANDVIEW DRIVE                7.750            788.05         72
                                       7.500            788.05      153,275.00
    HUDSON           WI   54016          1            03/03/99         00
    0411316193                           05           04/01/99          0
    0411316193                           O            03/01/29
    0


    2761299          K08/G01             F           92,600.00         ZZ
                                         360         92,532.98          1
    5317 MCCANDLESS STREET             7.625            655.42         75
                                       7.375            655.42      123,500.00
    AUSTIN           TX   78756          5            02/26/99         00
    0411281942                           05           04/01/99          0
    0411281942                           O            03/01/29
    0


    2761304          K08/G01             F          213,750.00         ZZ
                                         360        213,565.96          1
    2174 TRIPLE PEAK DRIVE             6.750          1,386.38         75
                                       6.500          1,386.38      285,000.00
    CANYON LAKE      TX   78133          5            02/26/99         00
    0411272693                           05           04/01/99          0
    0411272693                           O            03/01/29
    0


    2761317          K08/G01             F          114,800.00         ZZ
                                         360        114,708.20          1
    22200 MARBELLA AVENUE              7.125            773.43         70
                                       6.875            773.43      164,000.00
    CARSON           CA   90745          2            02/24/99         00
    0411301856                           05           04/01/99          0
    0411301856                           O            03/01/29
    0


    2761321          K08/G01             F           74,550.00         ZZ
                                         360         74,550.00          1
    204 AUDREY ROAD                    7.625            527.66         87
                                       7.375            527.66       86,000.00
    ANAHUAC          TX   77514          4            03/03/99         04
    0410925119                           05           05/01/99         25
    0410925119                           O            04/01/29
    0


    2761331          K08/G01             F          136,000.00         ZZ
                                         360        135,896.51          1
    26002 ANDREA COURT                 7.375            939.32         80
                                       7.125            939.32      170,000.00
    MISSION VIEJO A  CA   92691          1            02/26/99         00
    0411301849                           09           04/01/99          0
1


    0411301849                           O            03/01/29
    0


    2761387          K08/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    11027 EASTVIEW CIRCLE              7.125          1,697.77         75
                                       6.875          1,697.77      336,000.00
    DALLAS           TX   75206          1            03/15/99         00
    0411334303                           05           05/01/99          0
    0411334303                           O            04/01/29
    0


    2761390          K08/G01             F          100,000.00         ZZ
                                         360        100,000.00          2
    5330-5332 NE 17TH TERRACE          7.625            707.79         61
                                       7.375            707.79      165,000.00
    FORT LAUDERDALE  FL   33334          2            03/10/99         00
    0411299217                           05           05/01/99          0
    0411299217                           O            04/01/29
    0


    2761396          K08/G01             F          279,200.00         ZZ
                                         360        279,200.00          1
    510 15TH STREET                    7.125          1,881.02         80
                                       6.875          1,881.02      349,000.00
    HUNTINGTON BEAC  CA   92648          1            03/04/99         00
    0411288293                           05           05/01/99          0
    0411288293                           O            04/01/29
    0


    2761400          K08/G01             F          183,600.00         ZZ
                                         360        183,600.00          1
    4106 BROEMEL AVENUE                7.750          1,315.33         90
                                       7.500          1,315.33      204,000.00
    BROOMFIELD       CO   80020          2            03/09/99         04
    0411328529                           05           05/01/99         25
    0411328529                           O            04/01/29
    0


    2761411          K08/G01             F          357,600.00         ZZ
                                         360        357,600.00          1
    4250 E. PALO VERDE                 7.375          2,469.85         80
                                       7.125          2,469.85      447,000.00
    PHOENIX          AZ   85018          1            03/15/99         00
    0411281652                           05           05/01/99          0
    0411281652                           O            04/01/29
    0


1


    2761413          K08/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    1430 EL NIDO WAY                   7.375          1,588.55         78
                                       7.125          1,588.55      295,000.00
    SACRAMENTO       CA   95864          2            03/01/99         00
    0411275605                           05           05/01/99          0
    0411275605                           O            04/01/29
    0


    2761415          K08/G01             F           98,000.00         ZZ
                                         360         98,000.00          1
    30 VALERIO ROAD                    7.875            710.57         31
                                       7.625            710.57      325,000.00
    RANCHOS DE TAOS  NM   87557          5            03/09/99         00
    0411321169                           05           05/01/99          0
    0411321169                           O            04/01/29
    0


    2761425          K08/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    1107 TIMBERVIEW LANE               7.625            566.23         41
                                       7.375            566.23      198,000.00
    RICHARDSON       TX   75080          5            03/09/99         00
    0411321144                           05           05/01/99          0
    0411321144                           O            04/01/29
    0


    2761432          K08/G01             F          151,850.00         ZZ
                                         360        151,850.00          1
    3155 JONES ROAD                    7.125          1,023.04         59
                                       6.875          1,023.04      260,000.00
    DUNKIRK          MD   20754          2            03/10/99         00
    0411309610                           05           05/01/99          0
    0411309610                           O            04/01/29
    0


    2761435          K08/G01             F          305,500.00         ZZ
                                         360        305,500.00          1
    2138 MERRIEFIELDS DRIVE            7.125          2,058.21         80
                                       6.875          2,058.21      385,000.00
    SILVERSPRING     MD   20906          2            03/09/99         00
    0411309016                           05           05/01/99          0
    0411309016                           O            04/01/29
    0


    2761445          K08/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
    202 FIR                            7.375            994.57         75
                                       7.125            994.57      193,000.00
1


    CRAWFORD         CO   81415          2            03/10/99         00
    0411314255                           05           05/01/99          0
    0411314255                           O            04/01/29
    0


    2761446          K08/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
    6296 WILDERNESS                    7.375          2,900.84         80
                                       7.125          2,900.84      525,000.00
    SALEM TOWNSHIP   MI   48178          2            03/10/99         00
    0411118714                           05           05/01/99          0
    0411118714                           O            04/01/29
    0


    2761639          976/976             F          288,000.00         ZZ
                                         360        287,763.92          1
    10303 PAPILLON TRACE               7.000          1,916.08         80
                                       6.750          1,916.08      360,000.00
    ALPHARETTA       GA   30202          2            02/22/99         00
    5533734                              05           04/01/99          0
    5533734                              O            03/01/29
    0


    2761645          976/976             F          322,600.00         ZZ
                                         360        322,335.56          1
    92 JUNIPER HILL ROAD N.E.          7.000          2,146.27         74
                                       6.750          2,146.27      440,000.00
    ALBUQUERQUE      NM   87122          2            02/18/99         00
    5456030                              05           04/01/99          0
    5456030                              O            03/01/29
    0


    2761649          976/976             F          560,000.00         ZZ
                                         360        559,540.97          1
    51 HOLLYMEAD DRIVE                 7.000          3,725.70         80
                                       6.750          3,725.70      700,000.00
    THE WOODLANDS    TX   77381          1            02/25/99         00
    5562407                              03           04/01/99          0
    5562407                              O            03/01/29
    0


    2761652          976/976             F          500,000.00         ZZ
                                         360        499,609.94          1
    LOT 5 INDIAN SPRINGS ROAD          7.250          3,410.89         77
                                       7.000          3,410.89      650,000.00
    KENNETT SQUARE   PA   19348          1            02/26/99         00
    5605560                              05           04/01/99          0
    5605560                              O            03/01/29
    0
1




    2761667          976/976             F          275,000.00         ZZ
                                         360        274,790.74          1
    14025 CLEMENTS ROAD                7.375          1,899.36         55
                                       7.125          1,899.36      500,000.00
    GROVELAND        CA   95321          2            02/02/99         00
    5586660                              05           04/01/99          0
    5586660                              O            03/01/29
    0


    2761676          976/976             F          280,000.00         ZZ
                                         360        279,572.55          1
    4012 PHEASANT KNOLL COURT          7.375          1,933.90         83
                                       7.125          1,933.90      340,000.00
    AUBURN           CA   95602          2            01/25/99         04
    5382218                              05           03/01/99         25
    5382218                              O            02/01/29
    0


    2761682          976/976             F          342,300.00         ZZ
                                         360        342,300.00          1
    3115 PEACHTREE DRIVE               7.125          2,306.14         80
                                       6.875          2,306.14      427,900.00
    ATLANTA          GA   30305          1            03/08/99         00
    5387637                              05           05/01/99          0
    5387637                              O            04/01/29
    0


    2761684          976/976             F          150,100.00         ZZ
                                         240        149,807.46          1
    902 TOWSON DRIVE                   6.875          1,152.49         95
                                       6.625          1,152.49      158,000.00
    ABINGDON         MD   21009          2            02/18/99         04
    5609039                              05           04/01/99         30
    5609039                              O            03/01/19
    0


    2761686          976/976             F          558,000.00         ZZ
                                         360        557,553.78          1
    2501 CROW FOOT LANE                7.125          3,759.35         75
                                       6.875          3,759.35      750,000.00
    DIAMOND BAR      CA   91765          2            02/09/99         00
    5435507                              03           04/01/99          0
    5435507                              O            03/01/29
    0


    2761689          976/976             F          264,000.00         ZZ
                                         360        263,788.88          1
1


    5482 BIG SKY LANE                  7.125          1,778.62         70
                                       6.875          1,778.62      380,000.00
    ANAHEIM          CA   92807          2            02/04/99         00
    5599854                              03           04/01/99          0
    5599854                              O            03/01/29
    0


    2761690          976/976             F          336,000.00         ZZ
                                         360        335,744.33          1
    5 WOODBRIDGE ROAD                  7.375          2,320.67         75
                                       7.125          2,320.67      450,000.00
    HINGHAM          MA   02043          2            02/22/99         00
    5451600                              05           04/01/99          0
    5451600                              O            03/01/29
    0


    2761693          976/976             F          315,000.00         ZZ
                                         360        314,519.14          1
    8562 LA SIERRA AVENUE              7.375          2,175.63         79
                                       7.125          2,175.63      400,000.00
    WHITTIER         CA   90605          2            01/29/99         00
    5595538                              05           03/01/99          0
    5595538                              O            02/01/29
    0


    2761694          976/976             F          253,800.00         ZZ
                                         360        253,422.10          1
    204 BERROW WAY                     7.500          1,774.61         90
                                       7.250          1,774.61      282,000.00
    TAYLORS          SC   29687          1            01/29/99         11
    7517284                              05           03/01/99         25
    7517284                              O            02/01/29
    0


    2761698          976/976             F          295,200.00         ZZ
                                         360        294,963.93          1
    3821 HEATHER STREET                7.125          1,988.82         80
                                       6.875          1,988.82      369,000.00
    SEAL BEACH       CA   90740          1            02/23/99         00
    5633732                              05           04/01/99          0
    5633732                              O            03/01/29
    0


    2761701          976/976             F          293,000.00         ZZ
                                         360        292,777.05          1
    451 PAWNEE PLACE                   7.375          2,023.68         44
                                       7.125          2,023.68      675,000.00
    FREMONT          CA   94539          2            02/11/99         00
    5482690                              05           04/01/99          0
1


    5482690                              O            03/01/29
    0


    2761702          976/976             F          375,200.00         ZZ
                                         360        375,200.00          1
    616 GOLDENWEST STREET              7.000          2,496.22         80
                                       6.750          2,496.22      469,000.00
    HUNTINGTON BEAC  CA   92648          1            03/04/99         00
    5634062                              05           05/01/99          0
    5634062                              O            04/01/29
    0


    2761704          976/976             F          342,200.00         ZZ
                                         360        341,926.34          1
    2031 BAJA VISTA WAY                7.125          2,305.47         80
                                       6.875          2,305.47      427,798.00
    CAMARILLO        CA   93010          1            02/05/99         00
    5384562                              05           04/01/99          0
    5384562                              O            03/01/29
    0


    2761706          976/976             F          382,500.00         ZZ
                                         360        382,500.00          1
    10686 MEADS AVENUE                 7.375          2,641.84         75
                                       7.125          2,641.84      510,000.00
    ORANGE           CA   92869          5            03/02/99         00
    5658424                              05           05/01/99          0
    5658424                              O            04/01/29
    0


    2761709          976/976             F          408,000.00         ZZ
                                         360        407,689.54          1
    5469 CANISTEL AVENUE               7.375          2,817.96         80
                                       7.125          2,817.96      510,000.00
    RANCHO CUCAMONG  CA   91737          1            02/12/99         00
    5631843                              03           04/01/99          0
    5631843                              O            03/01/29
    0


    2761711          976/976             F          650,000.00         ZZ
                                         360        649,505.40          1
    347 12TH STREET                    7.375          4,489.39         39
                                       7.125          4,489.39    1,700,000.00
    SANTA MONICA     CA   90402          2            02/10/99         00
    5606261                              05           04/01/99          0
    5606261                              O            03/01/29
    0


1


    2761714          976/976             F          428,000.00         ZZ
                                         360        428,000.00          1
    967 JONATHAN COURT                 7.375          2,956.09         80
                                       7.125          2,956.09      535,000.00
    CAMPBELL         CA   95008          2            03/01/99         00
    5621025                              05           05/01/99          0
    5621025                              O            04/01/29
    0


    2761716          976/976             F          586,000.00         ZZ
                                         360        585,519.65          1
    1585 LAKEVIEW DRIVE                7.000          3,898.68         54
                                       6.750          3,898.68    1,100,000.00
    HILLSBOROUGH     CA   94010          5            02/12/99         00
    5576545                              05           04/01/99          0
    5576545                              O            03/01/29
    0


    2761717          976/976             F          302,000.00         ZZ
                                         360        301,752.45          1
    21676 CANYON HEIGHTS CIRCLE        7.000          2,009.22         77
                                       6.750          2,009.22      395,000.00
    SANTA CLARITA A  CA   91350          2            02/18/99         00
    5529572                              05           04/01/99          0
    5529572                              O            03/01/29
    0


    2761718          976/976             F          388,750.00         ZZ
                                         360        388,750.00          1
    2839 LONG LAKE DR                  6.875          2,553.82         90
                                       6.625          2,553.82      431,987.00
    SHREVEPORT       LA   71106          1            03/03/99         11
    5627107                              03           05/01/99         25
    5627107                              O            04/01/29
    0


    2761726          976/976             F           98,000.00         ZZ
                                         360         97,925.42          1
    258 OAK HILL ROAD                  7.375            676.87         74
                                       7.125            676.87      133,000.00
    ADAH             PA   15410          2            02/22/99         00
    5634339                              05           04/01/99          0
    5634339                              O            03/01/29
    0


    2761731          976/976             F          312,550.00         ZZ
                                         360        312,550.00          1
    715 S. ROCKY MOUNTAIN DRIVE        7.000          2,079.41         95
                                       6.750          2,079.41      329,000.00
1


    ALPINE           UT   84123          1            03/02/99         10
    5291756                              05           05/01/99         30
    5291756                              O            04/01/29
    0


    2761733          976/976             F          344,500.00         ZZ
                                         360        344,231.25          1
    565 BUCHANAN ROAD                  7.250          2,350.10         73
                                       7.000          2,350.10      475,000.00
    STATELINE        NV   89449          2            02/25/99         00
    5562649                              05           04/01/99          0
    5562649                              O            03/01/29
    0


    2761735          976/976             F          261,800.00         ZZ
                                         360        261,605.70          1
    58 QUINTARD AVENUE                 7.500          1,830.55         74
                                       7.250          1,830.55      358,000.00
    NORWALK          CT   06854          5            02/12/99         00
    5591293                              05           04/01/99          0
    5591293                              O            03/01/29
    0


    2761737          976/976             F          588,000.00         ZZ
                                         360        587,518.02          1
    310 PARK LAUREATE PLACE            7.000          3,911.98         74
                                       6.750          3,911.98      800,000.00
    HOUSTON          TX   77024          2            02/17/99         00
    5132323                              03           04/01/99          0
    5132323                              O            03/01/29
    0


    2761748          976/976             F          399,000.00         ZZ
                                         360        398,688.74          1
    24350 N. WHISPERING RIDGE WAY      7.250          2,721.89         77
                                       7.000          2,721.89      520,000.00
    SCOTTSDALE       AZ   85255          2            02/19/99         00
    5628147                              03           04/01/99          0
    5628147                              O            03/01/29
    0


    2761751          976/976             F          287,200.00         ZZ
                                         360        286,727.79          1
    168 E. GOODWYN AVE.                7.000          1,910.75         80
                                       6.750          1,910.75      359,000.00
    MEMPHIS          TN   38111          1            01/22/99         00
    7512148                              03           03/01/99          0
    7512148                              O            02/01/29
    0
1




    2761755          976/976             F          626,250.00         ZZ
                                         360        625,697.47          1
    239 KIMBALL ROAD                   6.625          4,009.95         75
                                       6.375          4,009.95      835,000.00
    CARLISLE         MA   01741          1            03/01/99         00
    5442728                              05           04/01/99          0
    5442728                              O            03/01/29
    0


    2761758          976/976             F          248,550.00         ZZ
                                         360        248,351.24          1
    6 AFFIRMED DRIVE                   7.125          1,674.53         80
                                       6.875          1,674.53      310,736.00
    STAFFORD         VA   22554          1            02/26/99         00
    5406821                              03           04/01/99          0
    5406821                              O            03/01/29
    0


    2761768          976/976             F          347,000.00         ZZ
                                         360        346,715.57          1
    411 RIVIERA DRIVE                  7.000          2,308.60         49
                                       6.750          2,308.60      720,000.00
    SAN RAFAEL       CA   94901          2            02/01/99         00
    5481321                              03           04/01/99          0
    5481321                              O            03/01/29
    0


    2761769          976/976             F          340,000.00         ZZ
                                         360        339,728.10          1
    4730 PAULA WAY                     7.125          2,290.65         80
                                       6.875          2,290.65      425,000.00
    FAIR OAKS        CA   95628          1            02/23/99         00
    5640014                              05           04/01/99          0
    5640014                              O            03/01/29
    0


    2761771          976/976             F          425,000.00         ZZ
                                         360        424,660.13          1
    572 SHERIDAN CIRCLE                7.125          2,863.31         80
                                       6.875          2,863.31      535,000.00
    LIVERMORE        CA   94550          2            02/10/99         00
    5417845                              05           04/01/99          0
    5417845                              O            03/01/29
    0


    2761773          976/976             F          553,000.00         ZZ
                                         360        552,589.59          1
1


    7163 MAKA'A STREET                 7.500          3,866.66         80
                                       7.250          3,866.66      694,000.00
    HONOLULU         HI   96825          2            02/05/99         00
    5608063                              03           04/01/99          0
    5608063                              O            03/01/29
    0


    2761775          976/976             F          331,100.00         ZZ
                                         360        330,816.93          1
    15810 STORNOWAY DRIVE              6.875          2,175.10         76
                                       6.625          2,175.10      440,000.00
    SPRING           TX   77379          2            02/03/99         00
    5475365                              03           04/01/99          0
    5475365                              O            03/01/29
    0


    2761781          976/976             F          360,000.00         ZZ
                                         240        359,329.64          1
    65 MAYAPPLE ROAD                   7.250          2,845.36         66
                                       7.000          2,845.36      550,000.00
    STAMFORD         CT   06903          2            02/05/99         00
    5596907                              05           04/01/99          0
    5596907                              O            03/01/19
    0


    2761784          976/976             F          441,000.00         ZZ
                                         360        440,326.80          1
    1350 AVONREA ROAD                  7.375          3,045.88         70
                                       7.125          3,045.88      630,000.00
    SAN MARINO       CA   91108          5            01/21/99         00
    5544956                              05           03/01/99          0
    5544956                              O            02/01/29
    0


    2761786          976/976             F          619,000.00         ZZ
                                         360        618,528.99          1
    16251 DORILEE LANE                 7.375          4,275.28         77
                                       7.125          4,275.28      810,000.00
    ENCINO AREA      CA   91436          2            02/25/99         00
    5633709                              05           04/01/99          0
    5633709                              O            03/01/29
    0


    2761788          976/976             F          600,000.00         ZZ
                                         360        599,520.18          1
    3849 OCEAN DRIVE                   7.125          4,042.32         74
                                       6.875          4,042.32      815,000.00
    AREA OF OXNARD   CA   93035          1            02/04/99         00
    5599960                              05           04/01/99          0
1


    5599960                              O            03/01/29
    0


    2761792          976/976             F          368,000.00         ZZ
                                         360        368,000.00          1
    11286 EAST SORREL LANE             7.125          2,479.29         80
                                       6.875          2,479.29      460,000.00
    SCOTTSDALE       AZ   85259          1            03/01/99         00
    5571469                              03           05/01/99          0
    5571469                              O            04/01/29
    0


    2761797          976/976             F          306,000.00         ZZ
                                         360        305,749.17          1
    9615 PERCUSSION WAY                7.000          2,035.83         78
                                       6.750          2,035.83      394,000.00
    VIENNA           VA   22182          2            02/03/99         00
    5609211                              05           04/01/99          0
    5609211                              O            03/01/29
    0


    2761799          976/976             F          320,000.00         ZZ
                                         360        319,737.70          1
    1293 SABAL DRIVE                   7.000          2,128.97         80
                                       6.750          2,128.97      400,000.00
    SAN JOSE         CA   95132          1            02/10/99         00
    5599927                              05           04/01/99          0
    5599927                              O            03/01/29
    0


    2761802          976/976             F          256,000.00         ZZ
                                         360        255,620.00          1
    8887 BRONSON DRIVE                 7.125          1,724.72         80
                                       6.875          1,724.72      320,000.00
    GRANITE BAY      CA   95746          1            02/05/99         00
    5640229                              05           04/01/99          0
    5640229                              O            03/01/29
    0


    2761803          976/976             F          228,000.00         ZZ
                                         360        227,826.51          1
    11948 WILMINGTON ROAD              7.375          1,574.74         80
                                       7.125          1,574.74      285,000.00
    SAN DIEGO        CA   92128          1            02/22/99         00
    5405561                              03           04/01/99          0
    5405561                              O            03/01/29
    0


1


    2761806          976/976             F          350,000.00         ZZ
                                         360        349,720.11          1
    4185 CHAPARRAL COURT               7.125          2,358.02         58
                                       6.875          2,358.02      605,000.00
    SANTA ROSA       CA   95409          2            02/24/99         00
    5648353                              05           04/01/99          0
    5648353                              O            03/01/29
    0


    2761810          976/976             F          140,000.00         ZZ
                                         240        139,469.03          1
    28 KENSINGTON DRIVE                7.125          1,095.95         80
                                       6.875          1,095.95      175,000.00
    HOPEWELL JUNCTI  NY   12533          2            01/14/99         00
    5332360                              05           03/01/99          0
    5332360                              O            02/01/19
    0


    2761818          976/976             F          508,100.00         ZZ
                                         360        507,703.63          1
    149 SPENCER BROOK ROAD             7.250          3,466.14         34
                                       7.000          3,466.14    1,500,000.00
    CONCORD          MA   01742          2            02/23/99         00
    5596271                              05           04/01/99          0
    5596271                              O            03/01/29
    0


    2761825          976/976             F          410,000.00         ZZ
                                         360        409,663.92          1
    1035 BAKER STREET                  7.000          2,727.75         77
                                       6.750          2,727.75      535,000.00
    SAN FRANCISCO    CA   94115          1            02/19/99         00
    5590472                              05           04/01/99          0
    5590472                              O            03/01/29
    0


    2761831          976/976             F          190,000.00         ZZ
                                         360        189,855.42          1
    27 QUAIL CREEK LANE                7.375          1,312.29         95
                                       7.125          1,312.29      200,000.00
    POMONA           CA   91766          2            02/18/99         11
    5631776                              05           04/01/99         30
    5631776                              O            03/01/29
    0


    2761835          976/976             F          337,500.00         ZZ
                                         360        336,696.88          1
    1829 PARLIAMENT CIRCLE             7.000          2,245.40         75
                                       6.750          2,245.40      450,000.00
1


    CARMICHAEL       CA   95608          2            02/09/99         00
    5640097                              05           04/01/99          0
    5640097                              O            03/01/29
    0


    2761842          976/976             F          322,150.00         ZZ
                                         360        321,892.38          1
    360 STONE CREEK CIRCLE             7.125          2,170.39         80
                                       6.875          2,170.39      402,735.00
    MCGREGOR         TX   76657          1            02/17/99         00
    5630193                              05           04/01/99          0
    5630193                              O            03/01/29
    0


    2761852          976/976             F          161,000.00         ZZ
                                         360        160,871.25          1
    750 LEEDS GARDEN TERRACE           7.125          1,084.69         47
                                       6.875          1,084.69      345,000.00
    ALPHARETTA       GA   30022          5            02/26/99         00
    5551431                              03           04/01/99          0
    5551431                              O            03/01/29
    0


    2761855          976/976             F          323,000.00         ZZ
                                         360        322,268.93          1
    1225 KINGSFORD DRIVE               7.000          2,148.93         57
                                       6.750          2,148.93      573,000.00
    CARMICHAEL       CA   95608          1            01/26/99         00
    5590821                              05           03/01/99          0
    5590821                              O            02/01/29
    0


    2761856          976/976             F          286,000.00         ZZ
                                         360        285,776.89          1
    28 GRASSY KNOLL LANE               7.250          1,951.03         74
                                       7.000          1,951.03      390,000.00
    RANCHO SANTA MA  CA   92688          2            02/01/99         00
    5606122                              03           04/01/99          0
    5606122                              O            03/01/29
    0


    2761858          976/976             F          456,000.00         ZZ
                                         360        455,626.22          1
    539 VALLEY GATE ROAD               7.000          3,033.78         80
                                       6.750          3,033.78      570,000.00
    SIMI VALLEY      CA   93065          1            02/04/99         00
    5524633                              03           04/01/99          0
    5524633                              O            03/01/29
    0
1




    2761862          976/976             F          285,350.00         ZZ
                                         360        285,138.23          1
    2301 GERKEN AVENUE                 7.500          1,995.21         68
                                       7.250          1,995.21      425,000.00
    VIENNA           VA   22181          2            02/24/99         00
    5531557                              05           04/01/99          0
    5531557                              O            03/01/29
    0


    2761864          976/976             F          268,950.00         ZZ
                                         360        268,745.34          1
    5225 WYNTERCREEK DRIVE             7.375          1,857.58         83
                                       7.125          1,857.58      324,000.00
    DUNWOODY         GA   30338          2            02/24/99         11
    5591191                              05           04/01/99         12
    5591191                              O            03/01/29
    0


    2761865          976/976             F          244,400.00         ZZ
                                         360        244,204.56          1
    8473 EAST SAN LORENZO DRIVE        7.125          1,646.57         95
                                       6.875          1,646.57      257,300.00
    SCOTTSDALE       AZ   85258          1            02/23/99         11
    5571498                              03           04/01/99         30
    5571498                              O            03/01/29
    0


    2761868          976/976             F          314,000.00         ZZ
                                         360        313,508.60          1
    3659 VIA CALABRIA                  7.250          2,142.04         79
                                       7.000          2,142.04      400,000.00
    ESCONDIDO        CA   92025          2            01/22/99         00
    5405414                              03           03/01/99          0
    5405414                              O            02/01/29
    0


    2761869          976/976             F          109,200.00         ZZ
                                         360        109,114.81          1
    575 SANDALWOOD DRIVE               7.250            744.94         80
                                       7.000            744.94      136,500.00
    EL CAJON         CA   92021          1            02/22/99         00
    5405560                              05           04/01/99          0
    5405560                              O            03/01/29
    0


    2761872          976/976             F          304,000.00         ZZ
                                         360        303,719.09          1
1


    746 LOS HUECOS DRIVE               7.375          2,099.66         80
                                       7.125          2,099.66      380,000.00
    SAN JOSE         CA   95123          1            02/23/99         00
    5622970                              05           04/01/99          0
    5622970                              O            03/01/29
    0


    2761879          976/976             F          360,000.00         ZZ
                                         360        356,304.46          1
    6286 DEERBROOK ROAD                7.375          2,486.44         75
                                       7.125          2,486.44      480,000.00
    OAK PARK         CA   91301          1            02/25/98         00
    5199162                              03           04/01/98          0
    5199162                              O            03/01/28
    0


    2761887          976/976             F          560,000.00         ZZ
                                         360        559,529.52          1
    3230 LOWER ROAD                    6.875          3,678.81         80
                                       6.625          3,678.81      700,000.00
    HONOLULU         HI   96822          2            02/18/99         00
    5569172                              05           04/01/99          0
    5569172                              O            03/01/29
    0


    2761889          976/976             F          366,750.00         ZZ
                                         360        366,463.90          1
    924 W. BRIDGETOWN                  7.250          2,501.88         75
                                       7.000          2,501.88      489,000.00
    PEORIA           IL   61525          2            02/08/99         00
    7513744                              05           04/01/99          0
    7513744                              O            03/01/29
    0


    2761899          976/976             F          288,000.00         ZZ
                                         360        287,758.04          1
    6427 BEAU DOUGLAS AVENUE           6.875          1,891.96         79
                                       6.625          1,891.96      365,000.00
    GONZALES         LA   70737          2            02/09/99         00
    5608387                              05           04/01/99          0
    5608387                              O            03/01/29
    0


    2761902          976/976             F          356,550.00         ZZ
                                         360        356,257.73          1
    32504 SPANISH BAY COURT            7.000          2,372.14         80
                                       6.750          2,372.14      445,725.00
    UNION CITY       CA   94604          1            02/04/99         00
    5339996                              05           04/01/99          0
1


    5339996                              O            03/01/29
    0


    2761903          976/976             F          260,000.00         ZZ
                                         360        259,797.17          1
    2532 TOLTEC CIRCLE                 7.250          1,773.66         80
                                       7.000          1,773.66      325,250.00
    SAN RAMON        CA   95452          1            02/08/99         00
    5474025                              03           04/01/99          0
    5474025                              O            03/01/29
    0


    2761909          976/976             F          280,000.00         ZZ
                                         360        279,776.08          1
    5710 DESERT OAK WAY                7.125          1,886.42         80
                                       6.875          1,886.42      350,000.00
    SPRING           TX   77379          1            02/03/99         00
    5475186                              03           04/01/99          0
    5475186                              O            03/01/29
    0


    2761914          976/976             F          375,000.00         ZZ
                                         360        374,707.46          1
    135 SOUTH VISTA GRANDE             7.250          2,558.17         75
                                       7.000          2,558.17      500,000.00
    ANAHEIM HILLS    CA   92807          5            02/05/99         00
    5292109                              03           04/01/99          0
    5292109                              O            03/01/29
    0


    2761915          976/976             F          567,000.00         ZZ
                                         360        566,557.69          1
    6461 GARLAND CIRCLE                7.250          3,867.94         80
                                       7.000          3,867.94      709,000.00
    HUNTINGTON BEAC  CA   92648          1            02/24/99         00
    5633972                              03           04/01/99          0
    5633972                              O            03/01/29
    0


    2761916          976/976             F          438,650.00         ZZ
                                         360        438,299.21          1
    39444 SPYGLASS PLACE               7.125          2,955.27         80
                                       6.875          2,955.27      548,328.00
    DAVIS            CA   95616          1            02/16/99         00
    5590942                              05           04/01/99          0
    5590942                              O            03/01/29
    0


1


    2761923          976/976             F          431,250.00         ZZ
                                         360        431,250.00          1
    200 RECTOR PLACE  UNIT 36E         7.250          2,941.89         75
                                       7.000          2,941.89      575,000.00
    NEW YORK         NY   10280          1            03/08/99         00
    5594895                              01           05/01/99          0
    5594895                              O            04/01/29
    0


    2761927          976/976             F          377,100.00         ZZ
                                         360        377,100.00          1
    14601 MINNEHAHA PLACE              7.250          2,572.49         90
                                       7.000          2,572.49      419,000.00
    MINNETONKA       MN   55391          1            03/10/99         10
    5570674                              05           05/01/99         25
    5570674                              O            04/01/29
    0


    2761928          976/976             F          324,000.00         ZZ
                                         360        323,740.90          1
    151 FOREST STREET                  7.125          2,182.85         80
                                       6.875          2,182.85      405,000.00
    WINCHESTER       MA   01890          1            02/25/99         00
    5368776                              05           04/01/99          0
    5368776                              O            03/01/29
    0


    2761929          976/976             F          301,200.00         ZZ
                                         360        300,946.96          1
    28460 NORTH ROCK CANYON PLACE      6.875          1,978.67         80
                                       6.625          1,978.67      376,540.00
    SANTA CLARITA A  CA   91350          1            02/12/99         00
    5370167                              05           04/01/99          0
    5370167                              O            03/01/29
    0


    2761936          976/976             F          161,600.00         ZZ
                                         360        161,480.06          1
    707 STANDING TURKEY COURT          7.500          1,129.94         80
                                       7.250          1,129.94      202,000.00
    WOODSTOCK        GA   30189          1            02/24/99         00
    5562674                              03           04/01/99          0
    5562674                              O            03/01/29
    0


    2761937          976/976             F          164,000.00         ZZ
                                         360        163,878.28          1
    6878 PALMYRA AVENUE                7.500          1,146.72         94
                                       7.250          1,146.72      175,000.00
1


    LAS VEGAS        NV   89102          2            02/16/99         10
    5535756                              05           04/01/99         30
    5535756                              O            03/01/29
    0


    2761939          976/976             F          357,500.00         ZZ
                                         360        357,227.97          1
    20269 INLAND LANE                  7.375          2,469.17         48
                                       7.125          2,469.17      760,000.00
    MALIBU           CA   90265          2            02/02/99         00
    5544792                              05           04/01/99          0
    5544792                              O            03/01/29
    0


    2762085          696/G01             F          171,900.00         ZZ
                                         360        171,900.00          1
    8022 BARRON STREET                 7.375          1,187.27         80
                                       7.125          1,187.27      215,000.00
    TAKOMA PARK      MD   20912          1            03/15/99         00
    0431250695                           05           05/01/99          0
    31199030                             O            04/01/29
    0


    2762087          696/G01             F          115,200.00         ZZ
                                         360        115,200.00          1
    44005 KITTS HILL TERRACE           6.875            756.78         80
                                       6.625            756.78      145,000.00
    ASHBURN          VA   20147          1            03/15/99         00
    0431250836                           03           05/01/99          0
    21799026                             O            04/01/29
    0


    2762088          696/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
    11624 ROLLING MEADOW DRIVE         7.125          3,503.34         65
                                       6.875          3,503.34      800,000.00
    GREAT FALLS      VA   22066          2            03/09/99         00
    0431250455                           03           05/01/99          0
    24499024                             O            04/01/29
    0


    2763030          K08/G01             F           67,450.00         ZZ
                                         360         67,450.00          1
    545 E. WAYNE STREET                7.875            489.06         95
                                       7.625            489.06       71,000.00
    KENDALLVILLE     IN   46755          1            03/17/99         04
    0411302565                           05           05/01/99         30
    0411302565                           O            04/01/29
    0
1




    2763041          K08/G01             F           78,000.00         ZZ
                                         360         78,000.00          1
    588 NORTH UNIVERSITY DRIVE         8.000            572.34         73
                                       7.750            572.34      108,000.00
    PLANTATION       FL   33324          1            03/17/99         00
    0411324791                           09           05/01/99          0
    0411324791                           O            04/01/29
    0


    2763043          K08/G01             F           82,500.00         ZZ
                                         360         82,500.00          1
    318 SOUTH 300 WEST                 7.750            591.04         80
                                       7.500            591.04      104,000.00
    KAYSVILLE        UT   84037          2            03/12/99         00
    0411334519                           05           05/01/99          0
    0411334519                           O            04/01/29
    0


    2763053          K08/G01             F          510,000.00         ZZ
                                         360        510,000.00          1
    99 HUNTING RIDGE ROAD              7.375          3,522.44         21
                                       7.125          3,522.44    2,500,000.00
    GREENWICH        CT   06831          5            03/12/99         00
    0411274814                           05           05/01/99          0
    0411274814                           O            04/01/29
    0


    2763069          K08/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    617 LARKFIELD ROAD                 6.750          1,167.48         74
                                       6.500          1,167.48      245,000.00
    EAST NORTHPORT   NY   11731          2            03/12/99         00
    0411307861                           05           05/01/99          0
    0411307861                           O            04/01/29
    0


    2764087          696/G01             F          264,300.00         ZZ
                                         360        264,300.00          1
    4303 HARBOUR TOWN DRIVE            7.375          1,825.45         80
                                       7.125          1,825.45      330,500.00
    BELTSVILLE       MD   20705          1            03/18/99         00
    0431254952                           03           05/01/99          0
    30199073                             O            04/01/29
    0


    2764090          696/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
1


    6837 SPRING BEAUTY COURT           6.625          1,664.81         80
                                       6.375          1,664.81      325,500.00
    SPRINGFIELD      VA   22152          1            03/19/99         00
    0431254911                           03           05/01/99          0
    24699035                             O            04/01/29
    0


    2764091          696/G01             F          194,250.00         ZZ
                                         360        194,250.00          1
    47860 ALLEGHENY CIRCLE             7.000          1,292.35         75
                                       6.750          1,292.35      259,000.00
    STERLING         VA   20165          1            03/19/99         00
    0431255082                           03           05/01/99          0
    24199012                             O            04/01/29
    0


    2764699          K08/G01             F          281,000.00         ZZ
                                         360        281,000.00          1
    6053 PINE DRIVE                    7.875          2,037.44         80
                                       7.625          2,037.44      352,000.00
    LANTANA          FL   33462          2            03/10/99         00
    0411248701                           05           05/01/99          0
    0411248701                           O            04/01/29
    0


    2764713          K08/G01             F          112,500.00         ZZ
                                         360        112,500.00          1
    2724 CUNNINGHAM COURT              6.750            729.67         75
                                       6.500            729.67      150,000.00
    DARLINGTON       SC   29532          5            03/15/99         00
    0411313281                           05           05/01/99          0
    0411313281                           O            04/01/29
    0


    2764720          K08/G01             F           56,000.00         ZZ
                                         360         56,000.00          1
    21910 WHITMORE STREET              7.750            401.19         62
                                       7.500            401.19       91,000.00
    OAK PARK         MI   48237          5            03/15/99         00
    0411326770                           05           05/01/99          0
    0411326770                           O            04/01/29
    0


    2764731          K08/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
    4006 SHADY OAK DRIVE               7.375          1,174.15         85
                                       7.125          1,174.15      200,000.00
    SAN ANTONIO      TX   78229          2            03/15/99         04
    0411330194                           05           05/01/99         12
1


    0411330194                           O            04/01/29
    0


    2765297          K08/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
    52 MILTON STREET                   7.750          1,088.95         80
                                       7.500          1,088.95      190,000.00
    MILLBURN         NJ   07041          2            03/16/99         00
    0411307333                           05           05/01/99          0
    0411307333                           O            04/01/29
    0


    2765302          K08/G01             F          115,900.00         ZZ
                                         360        115,900.00          1
    17 SUFFOLK STREET                  7.250            790.64         95
                                       7.000            790.64      122,000.00
    WATERBURY        CT   06704          2            03/16/99         04
    0411321771                           05           05/01/99         30
    0411321771                           O            04/01/29
    0


    2765307          K08/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
    11363 SOUTH 5600 WEST              7.750          1,031.63         47
                                       7.500          1,031.63      310,000.00
    PAYSON           UT   84651          4            03/19/99         00
    0411265226                           05           05/01/99          0
    0411265226                           O            04/01/29
    0


    2765310          K08/G01             F           91,000.00         ZZ
                                         360         91,000.00          1
    21017 SOUTHEAST 82ND STREET        7.000            605.43         44
                                       6.750            605.43      210,000.00
    ISSAQUAH         WA   98027          5            03/10/99         00
    0411319593                           05           05/01/99          0
    0411319593                           O            04/01/29
    0


    2765318          K08/G01             F           48,900.00         ZZ
                                         360         48,900.00          1
    1515 PINE RIDGE ROAD               7.250            333.58         77
                                       7.000            333.58       64,000.00
    CHINA GROVE      NC   28023          2            03/16/99         00
    0411277585                           05           05/01/99          0
    0411277585                           O            04/01/29
    0


1


    2765345          K08/G01             F           50,000.00         T
                                         240         50,000.00          1
    1069 W BEACH BLVD                  7.750            410.47         59
    UNIIT # 11A                        7.500            410.47       85,000.00
    GULF SHORES      AL   36542          1            03/17/99         00
    0411307127                           01           05/01/99          0
    0411307127                           O            04/01/19
    0


    2765349          K08/G01             F           99,500.00         ZZ
                                         360         99,500.00          1
    6276 GRAHAM ROAD                   7.250            678.77         71
                                       7.000            678.77      142,000.00
    PARADISE         CA   95969          2            03/15/99         00
    0411277502                           05           05/01/99          0
    0411277502                           O            04/01/29
    0


    2765353          K08/G01             F          200,000.00         ZZ
                                         360        200,000.00          1
    27 WHITEWOOD ROAD                  7.000          1,330.60         66
    T/O GREENBURGH                     6.750          1,330.60      305,000.00
    WHITE PLAINS     NY   10603          2            03/17/99         00
    0411291461                           05           05/01/99          0
    0411291461                           O            04/01/29
    0


    2765435          696/G01             F          260,800.00         ZZ
                                         360        260,800.00          1
    104 GRACE LANE                     6.500          1,648.43         80
                                       6.250          1,648.43      326,000.00
    FALLS CHURCH     VA   22046          1            03/23/99         00
    0431258813                           03           05/01/99          0
    23299015                             O            04/01/29
    0


    2765436          696/G01             F          231,900.00         ZZ
                                         360        231,900.00          1
    43301 DOVETAIL PLACE               7.375          1,601.68         80
                                       7.125          1,601.68      289,900.00
    ASHBURN          VA   20147          1            03/22/99         00
    0431258540                           03           05/01/99          0
    24099047                             O            04/01/29
    0


    2765438          696/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    1943 CALVERT STREET, NW            7.250          2,728.71         80
                                       7.000          2,728.71      500,000.00
1


    WASHINGTON       DC   20009          1            03/17/99         00
    0431258862                           05           05/01/99          0
    3268340                              O            04/01/29
    0


    2767082          F28/G01             F          332,000.00         ZZ
                                         360        330,460.72          1
    3 VAN CARLL CIRCLE                 7.375          2,293.05         80
                                       7.125          2,293.05      418,000.00
    SCARBOROUGH      MA   04074          2            09/30/98         00
    0431269836                           05           11/01/98          0
    3902586                              O            10/01/28
    0


    2767087          F28/G01             F          650,000.00         ZZ
                                         360        649,492.93          1
    84 HAMMONDSWOOD ROAD               7.250          4,434.15         72
                                       7.000          4,434.15      905,000.00
    NEWTON           MA   02467          1            02/23/99         00
    0431269885                           05           04/01/99          0
    4117465                              O            03/01/29
    0


    2767089          F28/G01             F          291,000.00         ZZ
                                         360        290,761.47          1
    524 NORTH FOREST AVENUE            7.000          1,936.03         79
                                       6.750          1,936.03      370,000.00
    OAK PARK         IL   60302          2            02/26/99         00
    0431269919                           05           04/01/99          0
    4261378                              O            03/01/29
    0


    2767092          F28/G01             F          544,000.00         ZZ
                                         360        543,531.62          1
    P385 MINK HOLLOW RD                6.750          3,528.38         80
                                       6.500          3,528.38      680,000.00
    HIGHLAND         MD   20777          2            02/05/99         00
    0431269943                           05           04/01/99          0
    4346039                              O            03/01/29
    0


    2767114          F28/G01             F          341,000.00         ZZ
                                         360        340,727.31          1
    10629 CUSHDON AV                   7.125          2,297.38         72
                                       6.875          2,297.38      480,000.00
    LOS ANGELES      CA   90064          5            02/06/99         00
    0431270206                           05           04/01/99          0
    4526493                              O            03/01/29
    0
1




    2767120          F28/G01             F          545,600.00         ZZ
                                         360        545,600.00          1
    7 LOCUST ST                        7.250          3,721.95         80
                                       7.000          3,721.95      682,000.00
    MARBLEHEAD       MA   01945          2            03/02/99         00
    0431270131                           05           05/01/99          0
    4544098                              O            04/01/29
    0


    2767122          F28/G01             F          417,700.00         ZZ
                                         360        417,382.16          1
    165 HUNNEWELL AV                   7.375          2,884.95         76
                                       7.125          2,884.95      554,000.00
    NEWTON           MA   02458          2            02/24/99         00
    0431270115                           05           04/01/99          0
    4546756                              O            03/01/29
    0


    2767123          F28/G01             F          261,250.00         ZZ
                                         360        260,841.16          1
    1144 STARLITE                      7.250          1,782.19         95
                                       7.000          1,782.19      275,000.00
    MILPITAS         CA   95035          2            01/15/99         10
    0431270230                           03           03/01/99         30
    4549949                              O            02/01/29
    0


    2767131          F28/G01             F          375,000.00         ZZ
                                         360        374,398.47          1
    7964 WEST 79TH ST                  7.125          2,526.44         80
                                       6.875          2,526.44      470,000.00
    PLAYA DEL REY    CA   90293          2            01/22/99         00
    0431270313                           05           03/01/99          0
    4563965                              O            02/01/29
    0


    2767133          F28/G01             F          325,000.00         ZZ
                                         360        324,733.59          1
    7464 FOX HOLLOW CT                 7.000          2,162.24         80
                                       6.750          2,162.24      410,000.00
    ZIONSVILLE       IN   46077          2            02/19/99         00
    0431270339                           03           04/01/99          0
    4566580                              O            03/01/29
    0


    2767144          F28/G01             F          337,500.00         ZZ
                                         360        337,236.72          1
1


    21451 ALISO CT                     7.250          2,302.34         76
                                       7.000          2,302.34      445,000.00
    LAKE FOREST      CA   92630          2            02/01/99         00
    0431270628                           05           04/01/99          0
    4579011                              O            03/01/29
    0


    2767153          F28/G01             F          252,850.00         ZZ
                                         360        252,652.76          1
    1605 EAST 3RD STREET               7.250          1,724.88         94
                                       7.000          1,724.88      270,000.00
    LONG BEACH       CA   90814          1            02/25/99         10
    0431270776                           05           04/01/99         30
    4583011                              O            03/01/29
    0


    2767157          F28/G01             F          317,000.00         ZZ
                                         360        316,733.68          1
    5956 EAST HIDDEN SPRINGS ROAD      6.875          2,082.46         67
                                       6.625          2,082.46      475,000.00
    CAVE CREEK       AZ   85331          2            02/22/99         00
    0431270826                           05           04/01/99          0
    4585901                              O            03/01/29
    0


    2767158          F28/G01             F          261,000.00         ZZ
                                         360        261,000.00          1
    4 TINY'S WAY                       7.375          1,802.66         87
                                       7.125          1,802.66      303,000.00
    PROVINCETOWN     MA   02657          1            03/09/99         04
    0431275106                           05           05/01/99         30
    4585994                              O            04/01/29
    0


    2767166          F28/G01             F          419,000.00         ZZ
                                         360        418,587.81          1
    674 BRADFORD STREET                7.125          2,822.88         67
                                       6.875          2,822.88      630,000.00
    PASADENA         CA   91105          2            02/26/99         00
    0431271089                           05           04/01/99          0
    4589897                              O            03/01/29
    0


    2767171          F28/G01             F          284,000.00         ZZ
                                         360        283,767.21          1
    530 CONCORD AVENUE                 7.000          1,889.46         78
                                       6.750          1,889.46      367,000.00
    BOULDER          CO   80304          1            02/23/99         00
    0431271402                           05           04/01/99          0
1


    4596090                              O            03/01/29
    0


    2767180          F28/G01             F          408,000.00         ZZ
                                         360        407,673.73          1
    6546 COUNTY ROAD 132               7.125          2,748.77         80
                                       6.875          2,748.77      510,000.00
    ELIZABETH        CO   80107          2            02/26/99         00
    0431271683                           05           04/01/99          0
    4600849                              O            03/01/29
    0


    2767182          F28/G01             F          320,000.00         ZZ
                                         360        319,731.16          1
    7200 FAWN CROSSING LN              6.875          2,102.17         66
                                       6.625          2,102.17      490,000.00
    CLARKSVILLE      MD   21029          1            02/26/99         00
    0431271717                           03           04/01/99          0
    4601773                              O            03/01/29
    0


    2767183          F28/G01             F          268,500.00         ZZ
                                         360        268,500.00          1
    134 MIDDLE RD                      7.500          1,877.40         75
                                       7.250          1,877.40      358,000.00
    SOUTHBOROUGH     MA   01772          5            03/09/99         00
    0431269455                           05           05/01/99          0
    4603456                              O            04/01/29
    0


    2767191          F28/G01             F          400,000.00         ZZ
                                         360        399,687.96          1
    708 13TH AVE EAST                  7.250          2,728.71         70
                                       7.000          2,728.71      575,000.00
    SEATTLE          WA   98102          2            02/18/99         00
    0431269497                           05           04/01/99          0
    4609412                              O            03/01/29
    0


    2767196          F28/G01             F          360,000.00         ZZ
                                         360        359,642.17          1
    14021 BLENHEIM RD                  7.250          2,455.83         90
                                       7.000          2,455.83      400,000.00
    PHOENIX          MD   21131          1            03/03/99         10
    0431271808                           05           04/01/99         25
    4611061                              O            03/01/29
    0


1


    2767198          F28/G01             F          378,900.00         ZZ
                                         360        378,604.42          1
    10 SPRING KNOLL CT                 7.250          2,584.77         90
                                       7.000          2,584.77      421,000.00
    LUTHERVILLE      MD   21093          2            02/26/99         14
    0431271881                           05           04/01/99         25
    4611392                              O            03/01/29
    0


    2767203          F28/G01             F          570,000.00         ZZ
                                         360        570,000.00          1
    22 TRINITY                         7.125          3,840.20         64
                                       6.875          3,840.20      900,000.00
    IRVINE           CA   92612          2            03/08/99         00
    0431271949                           03           05/01/99          0
    4612564                              O            04/01/29
    0


    2767206          F28/G01             F          399,000.00         ZZ
                                         360        398,688.74          1
    162 ADAMS ST                       7.250          2,721.89         74
                                       7.000          2,721.89      540,000.00
    QUINCY           MA   02169          2            02/24/99         00
    0431272053                           05           04/01/99          0
    4614495                              O            03/01/29
    0


    2767211          F28/G01             F          584,000.00         ZZ
                                         360        583,544.42          1
    11577 SUMMIT CIRCLE                7.250          3,983.91         80
                                       7.000          3,983.91      739,000.00
    ZIONSVILLE       IN   46077          1            03/01/99         00
    0431271998                           05           04/01/99          0
    4618009                              O            03/01/29
    0


    2767214          F28/G01             F          316,800.00         ZZ
                                         360        315,486.35          1
    5520 DARIEN WAY                    7.000          2,107.68         80
                                       6.750          2,107.68      396,000.00
    COLORADO SPRING  CO   80919          2            10/22/98         00
    0431271659                           03           12/01/98          0
    4620062                              O            11/01/28
    0


    2767215          F28/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    4825 BEVERLY HILLS DR              7.500          1,887.88         75
                                       7.250          1,887.88      360,000.00
1


    CINCINNATI       OH   45208          5            03/08/99         00
    0431272046                           05           05/01/99          0
    4620318                              O            04/01/29
    0


    2767216          F28/G01             F          356,000.00         ZZ
                                         360        355,722.28          1
    1197 BLUE RIDGE RD                 7.250          2,428.55         80
                                       7.000          2,428.55      445,000.00
    SILVERTHORNE     CO   80498          1            02/25/99         00
    0431272061                           05           04/01/99          0
    4620567                              O            03/01/29
    0


    2767220          F28/G01             F          542,500.00         ZZ
                                         360        538,232.57          1
    7 COVE RIDGE LANE                  7.125          3,654.92         70
                                       6.875          3,654.92      775,000.00
    OLD GREENWICH    CT   06870          5            03/09/99         00
    0431272384                           05           05/01/99          0
    4624577                              O            04/01/29
    0


    2767226          F28/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    85 ST PATRICKS CT                  7.250          2,046.53         80
                                       7.000          2,046.53      375,000.00
    DANVILLE         CA   94526          1            03/01/99         00
    0431271675                           03           05/01/99          0
    4636359                              O            04/01/29
    0


    2767228          F28/G01             F          378,500.00         ZZ
                                         360        378,204.73          1
    570 SOUTH AVENIDA FARO             7.250          2,582.04         76
                                       7.000          2,582.04      500,000.00
    ANAHEIM          CA   92807          2            02/25/99         00
    0431272004                           03           04/01/99          0
    4637322                              O            03/01/29
    0


    2767231          F28/G01             F          411,000.00         ZZ
                                         360        410,640.31          1
    532 MORNING GLORY COURT            7.125          2,768.98         72
                                       6.875          2,768.98      576,000.00
    SAN RAMON        CA   94583          2            02/23/99         00
    0431272293                           05           04/01/99          0
    4640225                              O            03/01/29
    0
1




    2767235          F28/G01             F          346,000.00         ZZ
                                         360        346,000.00          1
    870 MOHAWK ST                      7.500          2,419.28         83
                                       7.250          2,419.28      420,000.00
    COLUMBUS         OH   43226          2            03/05/99         10
    0431272343                           05           05/01/99         12
    4665580                              O            04/01/29
    0


    2767411          696/G01             F          303,200.00         ZZ
                                         360        303,200.00          1
    1202 N. VERMONT STREET             6.875          1,991.81         79
                                       6.625          1,991.81      384,000.00
    ARLINGTON        VA   22201          1            03/25/99         00
    0431263987                           05           05/01/99          0
    21799054                             O            04/01/29
    0


    2767412          696/G01             F          303,200.00         ZZ
                                         360        303,200.00          1
    810 NORTH CAROLINA AVENUE, SE      6.875          1,991.81         80
                                       6.625          1,991.81      379,000.00
    WASHINGTON       DC   20003          1            03/26/99         00
    0431263615                           07           05/01/99          0
    31299026                             O            04/01/29
    0


    2767414          696/G01             F          167,900.00         ZZ
                                         360        167,900.00          1
    8048 GALLA KNOLL CIRCLE            6.625          1,075.08         80
                                       6.375          1,075.08      210,000.00
    SPRINGFIELD      VA   22153          1            03/26/99         00
    0431263912                           07           05/01/99          0
    21799035                             O            04/01/29
    0


    2767415          696/G01             F          175,200.00         ZZ
                                         360        175,200.00          1
    735 20TH STREET SOUTH              6.500          1,107.38         79
                                       6.250          1,107.38      224,000.00
    ARLINGTON        VA   22202          1            03/22/99         00
    0431264068                           05           05/01/99          0
    21799033                             O            04/01/29
    0


    2767419          K08/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
1


    7441 MUERDALE                      7.500          2,796.86         75
                                       7.250          2,796.86      536,500.00
    WEST BLOOMFIELD  MI   48322          2            03/18/99         00
    0411332497                           05           05/01/99          0
    0411332497                           O            04/01/29
    0


    2767537          K08/G01             F          263,250.00         ZZ
                                         360        263,250.00          1
    1651 LONG STREET                   7.500          1,840.68         80
                                       7.250          1,840.68      329,070.00
    SANTA CLARA      CA   95050          1            03/18/99         00
    0411324916                           05           05/01/99          0
    0411324916                           O            04/01/29
    0


    2767952          K08/G01             F           55,000.00         ZZ
                                         360         55,000.00          1
    4512 36TH STREET                   7.250            375.20         58
                                       7.000            375.20       95,000.00
    SAN DIEGO        CA   92116          1            03/24/99         00
    0411337074                           05           05/01/99          0
    0411337074                           O            04/01/29
    0


    2767973          K08/G01             F          233,300.00         ZZ
                                         360        233,300.00          1
    25552 BROOKSHIRE DRIVE             7.000          1,552.15         70
                                       6.750          1,552.15      335,328.00
    CASTRO VALLEY    CA   94552          1            03/19/99         00
    0411246325                           03           05/01/99          0
    0411246325                           O            04/01/29
    0


    2767975          K08/G01             F          202,400.00         ZZ
                                         360        202,400.00          1
    3302 MARSH LANE                    7.000          1,346.57         80
                                       6.750          1,346.57      253,000.00
    GRAPEVINE        TX   76051          1            03/25/99         00
    0411298672                           05           05/01/99          0
    0411298672                           O            04/01/29
    0


    2768064          696/G01             F          228,000.00         ZZ
                                         360        228,000.00          1
    1110 MEADOWGREEN DRIVE             7.500          1,594.21         80
                                       7.250          1,594.21      285,000.00
    MOUNT AIRY       MD   21771          2            03/22/99         00
    0431264324                           03           05/01/99          0
1


    32299046                             O            04/01/29
    0


    2768801          696/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    6941 32ND STREET, N.W.             7.500          1,845.93         79
                                       7.250          1,845.93      335,000.00
    WASHINGTON       DC   20015          1            03/29/99         00
    0431265503                           05           05/01/99          0
    31199028                             O            04/01/29
    0


    2768804          696/G01             F          295,600.00         ZZ
                                         360        295,600.00          1
    1348 N. LYNNBROOK DRIVE            6.750          1,917.26         80
                                       6.500          1,917.26      370,000.00
    ARLINGTON        VA   22201          1            03/29/99         00
    0431265776                           05           05/01/99          0
    22899024                             O            04/01/29
    0


    2768805          696/G01             F          151,600.00         ZZ
                                         360        151,600.00          1
    7544 CROSS GATE LANE               6.750            983.27         80
                                       6.500            983.27      189,500.00
    ALEXANDRIA       VA   22315          1            03/29/99         00
    0431265420                           03           05/01/99          0
    24699025                             O            04/01/29
    0


    2768806          696/G01             F          147,800.00         ZZ
                                         360        147,800.00          1
    4209 LINDEN STREET                 7.000            983.32         80
                                       6.750            983.32      185,000.00
    FAIRFAX          VA   22030          1            03/26/99         00
    0431265404                           05           05/01/99          0
    23399042                             O            04/01/29
    0


    2768905          K08/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    7622 WATONGA WAY                   7.125          2,358.01         72
                                       6.875          2,358.01      490,000.00
    BOULDER          CO   80303          5            03/22/99         00
    0411292097                           05           05/01/99          0
    0411292097                           O            04/01/29
    0


1


    2769653          K08/G01             F           82,500.00         ZZ
                                         360         82,500.00          1
    207 BAIRD COVE LANE                7.375            569.81         66
                                       7.125            569.81      125,000.00
    ASHEVILLE        NC   28804          2            03/24/99         00
    0411325103                           05           05/01/99          0
    0411325103                           O            04/01/29
    0


    2769664          K08/G01             F           75,000.00         ZZ
                                         360         75,000.00          1
    15 ROVA STREET                     7.500            524.41         75
                                       7.250            524.41      100,000.00
    TAOS             NM   87571          1            03/29/99         00
    0411331788                           05           05/01/99          0
    0411331788                           O            04/01/29
    0


    2769745          696/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    5519 ROOSEVELT STREET              7.375          2,127.28         79
                                       7.125          2,127.28      390,000.00
    BETHESDA         MD   20817          1            03/30/99         00
    0431269216                           05           05/01/99          0
    32799027                             O            04/01/29
    0


    2769746          696/G01             F          319,650.00         ZZ
                                         360        319,650.00          1
    6430 GALWAY DRIVE                  7.500          2,235.04         80
                                       7.250          2,235.04      400,000.00
    CLARKSVILLE      MD   21029          1            03/30/99         00
    0431269109                           03           05/01/99          0
    60999029                             O            04/01/29
    0


    2770354          K08/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    31 WOODS GROVE ROAD                7.250          2,046.53         60
                                       7.000          2,046.53      500,000.00
    WESTPORT         CT   06880          1            03/30/99         00
    0411312150                           05           05/01/99          0
    0411312150                           O            04/01/29
    0


    2770360          K08/G01             F          812,500.00         ZZ
                                         360        812,500.00          1
    4353 LAWTHER DRIVE                 7.000          5,405.58         65
                                       6.750          5,405.58    1,250,000.00
1


    DALLAS           TX   75214          2            03/19/99         00
    0411242779                           05           05/01/99          0
    0411242779                           O            04/01/29
    0


    2770421          K08/G01             F          145,800.00         ZZ
                                         360        145,800.00          1
    14239 SOUTHEAST 129TH PLACE        7.125            982.28         79
                                       6.875            982.28      185,000.00
    RENTON           WA   98059          2            03/25/99         00
    0411334105                           05           05/01/99          0
    0411334105                           O            04/01/29
    0


    2770520          696/G01             F          570,000.00         ZZ
                                         360        570,000.00          1
    4821 WOODWAY LANE, NW              7.000          3,792.22         80
                                       6.750          3,792.22      715,000.00
    WASHINGTON       DC   20016          1            03/31/99         00
    0431269679                           05           05/01/99          0
    31899012                             O            04/01/29
    0


    2771162          K08/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
    7100 GERRARDS CROSS                7.375          1,326.10         80
                                       7.125          1,326.10      240,000.00
    PLANO            TX   75025          4            03/30/99         00
    0411361686                           05           05/01/99          0
    0411361686                           O            04/01/29
    0


    2771235          K08/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
    1748 GARVIN AVENUE                 7.125          1,293.54         80
                                       6.875          1,293.54      240,000.00
    SIMI VALLEY      CA   93065          1            03/16/99         00
    0411336431                           05           05/01/99          0
    0411336431                           O            04/01/29
    0


    2771388          696/G01             F          524,000.00         ZZ
                                         360        524,000.00          1
    401 6TH STREET, SE                 6.625          3,355.23         80
                                       6.375          3,355.23      660,000.00
    WASHINGTON       DC   20003          1            03/31/99         00
    0431271568                           05           05/01/99          0
    31299029                             O            04/01/29
    0
1




    2771389          696/G01             F          148,000.00         ZZ
                                         360        148,000.00          1
    1909 AUGUST DRIVE                  7.125            997.10         76
                                       6.875            997.10      195,000.00
    SILVER SPRING    MD   20902          1            03/31/99         00
    0431271543                           05           05/01/99          0
    31299043                             O            04/01/29
    0


    2771390          696/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    14005 WEEPING CHERRY DRIVE         6.625          1,920.93         69
                                       6.375          1,920.93      437,000.00
    ROCKVILLE        MD   20850          1            03/31/99         00
    0431271733                           03           05/01/99          0
    3278220                              O            04/01/29
    0


    2771894          696/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    4643 35TH STREET NORTH             7.250          4,434.15         62
                                       7.000          4,434.15    1,060,000.00
    ARLINGTON        VA   22207          5            03/29/99         00
    0431273580                           05           05/01/99          0
    24499022                             O            04/01/29
    0


    2771895          696/G01             F          353,000.00         ZZ
                                         360        353,000.00          1
    104 WEST MAPLE STREET              7.250          2,408.08         76
                                       7.000          2,408.08      470,000.00
    ALEXANDRIA       VA   22301          2            03/26/99         00
    0431273556                           05           05/01/99          0
    24699048                             O            04/01/29
    0


    2772877          696/G01             F          246,400.00         ZZ
                                         360        246,400.00          1
    2918 18TH STREET, NW               7.375          1,701.82         80
                                       7.125          1,701.82      308,000.00
    WASHINGTON       DC   20009          1            03/31/99         00
    0431275213                           07           05/01/99          0
    32699043                             O            04/01/29
    0


    2773832          696/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
1


    16 W. ROSEMONT AVENUE              7.375          3,591.51         80
                                       7.125          3,591.51      650,000.00
    ALEXANDRIA       VA   22301          2            03/30/99         00
    0431277821                           05           05/01/99          0
    10099007                             O            04/01/29
    0

   TOTAL NUMBER OF LOANS   :        836

   TOTAL ORIGINAL BALANCE  :   261,266,519.47

   TOTAL PRINCIPAL BALANCE :   261,040,502.85

   TOTAL ORIGINAL P+I      :     1,767,501.34

   TOTAL CURRENT P+I       :     1,767,501.34


                             ***************************
                             *      END OF REPORT      *
                             ***************************



1

  RUN ON     : 04/27/99           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.27.24           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S11                                 CUTOFF : 04/01/99
  POOL       : 0004371
             :
             :
  POOL STATUS: U

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------------

      1759163                              .2500
      489,630.47                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1761897                              .2500
      135,899.07                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1825716                              .2500
      130,635.83                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450

      1833126                              .2500
      308,891.80                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1846368                              .2500
      636,777.60                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1848111                              .2500
      305,026.52                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1850661                              .2500
      448,583.03                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1852533                              .2500
      236,675.11                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1857375                              .2500
      498,763.29                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1857929                              .2500
      311,064.77                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1859917                              .2500
      225,491.01                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1861148                              .2500
      792,582.62                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1861215                              .2500
      331,809.59                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1862766                              .2500
      396,830.19                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1863434                              .2500
      476,827.73                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1864960                              .5000
      101,393.11                           .0300
            6.8750                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1868153                              .2500
      255,800.30                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1868498                              .2500
      204,246.10                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1869538                              .2500
      620,478.28                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1869690                              .2500
      261,881.94                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1870214                              .2500
      277,312.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1871580                              .2500
      246,074.74                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1872042                              .2500
      774,685.98                           .0800
            6.8500                         .0000
            6.6000                         .1500
            6.3700                         .0000
            6.3500                         .0200

      1872358                              .2500
      399,588.04                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1872971                              .2500
      293,151.82                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1872973                              .2500
      299,542.04                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1873914                              .2500
      239,803.27                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1873951                              .2500
      127,654.83                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1874054                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1874163                              .2500
      243,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1875195                              .2500
      263,799.11                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1875897                              .2500
      205,178.41                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1876283                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1876297                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1876358                              .2500
      260,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1876704                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1877179                              .2500
      310,729.51                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1877221                              .5000
      232,956.13                           .0800
            7.8750                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950
1



      1877306                              .2500
      310,488.65                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1877504                              .2500
      255,920.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1877564                              .2500
      365,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1877570                              .2500
      471,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1877585                              .2500
      295,769.09                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1877602                              .2500
      279,561.84                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1877850                              .2500
      324,746.47                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1878096                              .2500
      531,187.85                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1878238                              .2500
      363,334.73                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1878246                              .2500
      350,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1878567                              .2500
      239,798.37                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1879092                              .2500
      329,715.88                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1880358                              .2500
      244,556.42                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1880614                              .2500
      800,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1880894                              .2500
      419,011.11                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1880913                              .2500
      319,500.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200
1



      1880932                              .2500
      233,600.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1881359                              .2500
      165,300.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1881408                              .2500
      296,272.06                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1881434                              .2500
      262,799.87                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1881509                              .2500
      349,452.27                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1881575                              .2500
      180,024.76                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1881686                              .2500
      264,595.48                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1881785                              .2500
      313,158.03                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1881959                              .2500
      540,000.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1882088                              .2500
      247,801.68                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1882116                              .2500
      675,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1882326                              .2500
      323,740.90                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1882619                              .2500
      219,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1882765                              .2500
      255,589.34                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1882767                              .2500
      282,523.89                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1883081                              .2500
      149,650.00                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450
1



      1883278                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1883314                              .2500
      244,264.32                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1883656                              .2500
      159,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1883724                              .2500
      217,825.67                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1883795                              .2500
      329,736.11                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1883845                              .2500
      187,000.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1883865                              .2500
      290,533.20                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1883868                              .2500
      256,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1883876                              .2500
      345,723.71                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1884018                              .2500
      158,872.85                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1884155                              .2500
      235,600.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1884366                              .2500
      299,506.75                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884371                              .2500
      483,800.38                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884376                              .2500
      253,775.75                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884458                              .2500
      351,129.33                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884465                              .2500
      493,177.12                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1884473                              .2500
      316,565.04                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884484                              .2500
      499,177.91                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884488                              .2500
      298,508.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884662                              .2500
      289,691.67                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884674                              .2500
      468,115.97                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884697                              .2500
      349,713.11                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884721                              .2500
      323,267.62                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1884725                              .2500
       66,500.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950
1



      1885124                              .2500
      355,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1885261                              .2500
      117,903.27                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1885338                              .2500
      405,975.09                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1885430                              .2500
      550,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1885482                              .2500
       63,500.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1885495                              .2500
      226,054.40                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1885533                              .2500
      364,693.35                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1885563                              .2500
      311,762.59                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1885600                              .2500
      149,782.19                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1885656                              .2500
      274,763.23                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1885805                              .2500
      253,370.74                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1886069                              .2500
      264,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1886095                              .2500
      307,741.24                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1886099                              .2500
      272,095.98                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1886117                              .2500
      298,850.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1886139                              .2500
      204,627.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1886172                              .2500
      358,010.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1886248                              .2500
      285,850.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1886256                              .2500
       97,500.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1886346                              .2500
      247,815.94                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1886354                              .2500
      140,073.26                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1886363                              .2500
      389,120.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1886429                              .2500
       97,500.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1886504                              .2500
      634,479.50                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1886522                              .2500
      500,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1886539                              .2500
       99,164.54                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1886615                              .2500
      307,765.64                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1886636                              .2500
      351,711.46                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1886706                              .2500
      443,626.99                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1886728                              .2500
      468,406.15                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1886753                              .2500
      139,094.08                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1886771                              .2500
      344,717.20                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1886800                              .2500
      234,404.32                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1886820                              .2500
      119,434.40                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1886891                              .2500
       80,838.44                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1887095                              .2500
      256,748.28                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1887097                              .2500
      314,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1887113                              .2500
      340,824.71                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1887209                              .2500
      519,573.76                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1887274                              .2500
      465,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1887278                              .2500
      286,758.88                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1887308                              .2500
      340,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1887366                              .2500
      310,598.84                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1887386                              .2500
      475,650.06                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1887450                              .2500
      259,802.16                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1887492                              .2500
      412,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1887693                              .2500
      157,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1887873                              .2500
      485,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1887947                              .2500
      209,423.90                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1888015                              .2500
      291,200.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888060                              .2500
       86,733.95                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1888082                              .2500
      259,786.88                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888099                              .2500
      259,781.56                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1888112                              .2500
      650,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1888175                              .2500
      333,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1888178                              .2500
      374,700.11                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1888211                              .2500
      261,250.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1888228                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888256                              .2500
      368,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1888437                              .2500
      490,812.54                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1888475                              .2500
      376,241.34                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888483                              .2500
      399,672.12                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888596                              .2500
      260,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1888625                              .2500
      312,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1888644                              .2500
      257,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1888652                              .2500
      135,885.75                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1888658                              .2500
      209,836.18                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1888751                              .2500
      299,494.48                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1888761                              .2500
      558,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888775                              .2500
      334,868.43                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1888788                              .2500
      504,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888894                              .2500
      324,196.14                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1888900                              .2500
      445,634.42                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1888902                              .2500
      340,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1888919                              .2500
      255,000.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1889103                              .2500
      391,030.40                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889114                              .2500
      403,660.42                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889115                              .2500
      500,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889150                              .2500
       73,286.84                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1889152                              .2500
      266,616.77                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1889172                              .2500
      271,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889174                              .2500
      282,773.68                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1889187                              .2500
      598,515.95                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889202                              .2500
      520,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889218                              .2500
      597,040.74                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1889230                              .2500
      256,289.75                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889236                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889242                              .2500
      324,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1889296                              .2500
      272,000.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1889307                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1889605                              .2500
      329,736.10                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1889687                              .2500
      938,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1889852                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1890000                              .2500
      449,640.15                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1890398                              .2500
      279,776.09                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1890400                              .2500
      245,803.28                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1890405                              .2500
      549,560.18                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1890407                              .2500
      356,721.51                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1890459                              .2500
      254,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1890467                              .2500
      599,508.19                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1890470                              .2500
      215,100.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1890500                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1890545                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1890696                              .2500
      181,475.02                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450
1



      1890734                              .2500
      399,717.68                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1890743                              .2500
      380,380.16                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1890862                              .2500
      188,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1890864                              .2500
      232,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1890866                              .2500
      390,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1890870                              .2500
      369,609.89                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1890882                              .2500
      270,400.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1890911                              .2500
      390,856.31                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1890913                              .2500
      180,183.87                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1890941                              .2500
      370,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1890974                              .2500
      151,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891032                              .2500
      303,768.67                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891197                              .2500
      292,400.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891217                              .2500
      354,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891227                              .2500
      111,625.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891255                              .2500
      301,200.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1891330                              .2500
       50,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1891366                              .2500
      467,606.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1891381                              .2500
      259,786.88                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1891413                              .2500
      276,783.91                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1891415                              .2500
      470,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1891423                              .2500
      134,106.30                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1891435                              .2500
      483,453.39                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1891438                              .2500
      139,382.80                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1891441                              .2500
      267,280.73                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1891446                              .2500
      143,088.29                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1891463                              .2500
      345,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1891466                              .2500
      359,704.91                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1891473                              .2500
      295,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1891474                              .2500
      500,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1891516                              .2500
      336,800.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1891551                              .2500
      376,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1891754                              .2500
      355,000.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1891901                              .2500
      371,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1891928                              .2500
      239,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1891952                              .2500
      368,900.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1891953                              .2500
      270,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891956                              .2500
      204,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1891962                              .2500
      256,458.62                           .0800
            8.0000                         .0000
            7.7500                         .1500
            7.5200                         .0000
            6.3500                        1.1700

      1892018                              .2500
      493,805.40                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1892021                              .2500
      255,200.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892057                              .2500
      388,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892072                              .2500
      293,886.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892077                              .2500
      327,731.13                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892130                              .2500
      288,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892132                              .2500
      360,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1892139                              .2500
      352,000.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1892159                              .2500
      254,800.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1892180                              .2500
      475,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892184                              .2500
      350,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892225                              .2500
      272,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1892226                              .2500
       95,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1892295                              .2500
      258,400.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892298                              .2500
      278,512.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892318                              .2500
      131,886.35                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1892329                              .2500
      276,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1892331                              .2500
      273,700.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892333                              .2500
    1,000,000.00                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450

      1892334                              .2500
      183,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1892394                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892400                              .2500
      322,242.10                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1892403                              .2500
      105,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1892414                              .2500
      415,659.01                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892439                              .2500
      277,150.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1892464                              .2500
      315,000.00                           .0800
            7.4000                         .0000
            7.1500                         .1500
            6.9200                         .0000
            6.3500                         .5700

      1892472                              .2500
       84,800.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1892484                              .2500
       89,600.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1892522                              .2500
      327,744.13                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892590                              .2500
      913,286.98                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892603                              .2500
      254,790.98                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892639                              .2500
      124,200.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1892640                              .2500
      502,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1892697                              .2500
      325,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892710                              .2500
      328,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892728                              .2500
      209,500.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1892737                              .2500
      390,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1892738                              .2500
      321,748.81                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892756                              .2500
      290,584.18                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1892771                              .2500
      290,755.53                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1892776                              .2500
      111,300.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200
1



      1892791                              .2500
      378,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1892821                              .2500
      123,600.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892827                              .2500
       74,233.65                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892830                              .2500
      347,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892835                              .2500
      125,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892838                              .2500
      596,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892887                              .2500
      265,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1892901                              .2500
      648,300.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1892908                              .2500
      293,750.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1892914                              .2500
      280,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892926                              .2500
      265,905.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1892950                              .2500
      259,900.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892955                              .2500
      355,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1892957                              .2500
      430,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1892967                              .2500
      293,150.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892973                              .2500
      288,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1892976                              .2500
      325,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1892990                              .2500
      502,850.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893053                              .2500
      328,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1893057                              .2500
      278,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893061                              .2500
      167,900.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1893063                              .2500
      440,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893073                              .2500
      225,828.03                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893075                              .2500
      274,768.97                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1893080                              .2500
      299,530.53                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893081                              .2500
      323,167.25                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893084                              .2500
      279,340.77                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893089                              .2500
      359,436.64                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893090                              .2500
      292,045.02                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893095                              .2500
      295,209.82                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893096                              .2500
      269,577.47                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893098                              .2500
      339,162.29                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1893099                              .2500
      351,392.16                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893100                              .2500
      253,801.86                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893101                              .2500
      531,541.96                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893102                              .2500
      277,261.08                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893105                              .2500
      312,510.18                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893106                              .2500
      399,081.25                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893108                              .2500
      376,424.50                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893110                              .2500
      381,684.86                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200
1



      1893112                              .2500
      255,747.07                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893115                              .2500
      259,770.61                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      1893116                              .2500
      388,360.42                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893121                              .2500
      315,753.49                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893122                              .2500
      261,989.37                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893123                              .2500
      343,405.98                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893125                              .2500
      336,545.76                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893126                              .2500
      280,776.08                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1893128                              .2500
      269,337.52                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893129                              .2500
      278,781.01                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893130                              .2500
      281,918.44                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893131                              .2500
      389,326.54                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893139                              .2500
      284,260.99                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893140                              .2500
      578,998.45                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893141                              .2500
      626,018.34                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893142                              .2500
      345,510.01                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200
1



      1893143                              .2500
      244,378.97                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893144                              .2500
      315,717.31                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893146                              .2500
      349,362.55                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893148                              .2500
      359,436.63                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893154                              .2500
      299,502.40                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893158                              .2500
      379,710.85                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893160                              .2500
      267,309.77                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893161                              .2500
      236,764.14                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1893164                              .2500
      314,459.11                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893173                              .2500
      263,557.69                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893176                              .2500
      313,231.05                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1893182                              .2500
      296,509.36                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1893185                              .2500
      263,616.63                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1893195                              .2500
      282,581.17                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1893200                              .2500
      309,233.22                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893201                              .2500
      274,774.58                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1893213                              .2500
      479,230.02                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893215                              .2500
      309,514.54                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893218                              .2500
      310,051.86                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893222                              .2500
      387,689.72                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893224                              .2500
      308,204.81                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893231                              .2500
      351,740.48                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1893233                              .2500
      271,803.13                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1893237                              .2500
      334,303.20                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1893239                              .2500
      367,469.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1893241                              .2500
      277,294.05                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1893242                              .2500
      276,273.36                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893244                              .2500
      278,776.89                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893246                              .2500
      249,800.08                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893251                              .2500
      269,773.17                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893328                              .2500
      301,364.72                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893339                              .2500
      204,800.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1893342                              .2500
      137,600.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1893344                              .2500
      533,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893356                              .2500
      246,800.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893435                              .2500
      146,250.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893443                              .2500
      186,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893455                              .2500
      305,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893458                              .2500
      118,820.95                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893466                              .2500
      266,250.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1893478                              .2500
      127,179.59                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893493                              .2500
      155,900.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893512                              .2500
      100,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1893518                              .2500
      590,400.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893524                              .2500
      349,713.11                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893562                              .2500
      554,533.74                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893567                              .2500
      279,786.93                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893574                              .2500
      475,619.34                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1893575                              .2500
      339,721.30                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893576                              .2500
      352,910.48                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893586                              .2500
      295,757.37                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893593                              .2500
      404,676.12                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893595                              .2500
      251,798.47                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893596                              .2500
      315,441.22                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893599                              .2500
      524,558.93                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893601                              .2500
      540,056.95                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1893606                              .2500
      475,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893608                              .2500
      272,831.64                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893642                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893677                              .2500
      252,100.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1893688                              .2500
       84,950.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893704                              .2500
      292,559.99                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893718                              .2500
      180,000.00                           .0300
            6.3750                         .0000
            6.1250                         .1500
            5.9450                         .0000
            5.9450                         .0000

      1893771                              .2500
      160,000.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000
1



      1893773                              .2500
      452,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893782                              .2500
      316,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893790                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893799                              .2500
      247,122.17                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893802                              .2500
      497,630.41                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1893805                              .2500
      300,759.29                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1893826                              .2500
      136,685.11                           .0800
            7.1050                         .0000
            6.8550                         .1500
            6.6250                         .0000
            6.3500                         .2750

      1893831                              .2500
      124,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1893837                              .2500
      275,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893848                              .2500
      265,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893865                              .2500
      387,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893880                              .2500
      208,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893919                              .2500
      264,260.66                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      1893922                              .2500
      255,579.10                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893926                              .2500
      315,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1893963                              .2500
      319,744.10                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1893965                              .2500
      378,911.45                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1893970                              .2500
      284,560.73                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893971                              .2500
      284,760.56                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1893973                              .2500
      282,190.41                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1893989                              .2500
      449,621.94                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894006                              .2500
      342,918.68                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894011                              .2500
      128,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1894013                              .2500
      282,700.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1894016                              .2500
      269,399.92                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1894032                              .2500
      494,404.32                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894041                              .2500
      252,707.56                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1894046                              .2500
      312,761.83                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1894056                              .2500
      181,640.40                           .0800
            8.1250                         .0000
            7.8750                         .1500
            7.6450                         .0000
            6.3500                        1.2950

      1894065                              .2500
      385,650.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894067                              .2500
      410,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894071                              .2500
      322,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200
1



      1894078                              .2500
      306,748.35                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894079                              .2500
      239,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894083                              .2500
      400,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894085                              .2500
      335,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894088                              .2500
      433,644.25                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894089                              .2500
      239,762.81                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894094                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894095                              .2500
      140,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1894108                              .2500
      296,568.47                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894216                              .2500
      300,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      1894443                              .2500
      264,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894465                              .2500
      327,930.97                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894480                              .2500
      263,028.83                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894486                              .2500
      275,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894500                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894503                              .2500
      327,750.42                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1894505                              .2500
      447,242.06                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894575                              .2500
      223,200.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      1894637                              .2500
      290,955.35                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894639                              .2500
      554,064.79                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894643                              .2500
      269,773.17                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894645                              .2500
      345,085.42                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1894648                              .2500
      280,776.06                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894660                              .2500
      442,645.73                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1894671                              .2500
      271,371.82                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894676                              .2500
      374,700.11                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894691                              .2500
      280,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1894718                              .2500
      360,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894833                              .2500
      519,663.05                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894840                              .2500
      263,778.21                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894842                              .2500
      358,612.99                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894853                              .2500
      339,721.30                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1894888                              .2500
      391,670.67                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894895                              .2500
      231,024.08                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1894897                              .2500
      568,533.59                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1894912                              .2500
      199,840.06                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894932                              .2500
      424,660.14                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894939                              .2500
      419,750.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1894949                              .2500
       59,910.66                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1894967                              .2500
      320,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1894984                              .2500
      249,600.24                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1894998                              .2500
      280,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895004                              .2500
      318,400.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895011                              .2500
      305,099.70                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895025                              .2500
      288,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1895032                              .2500
      340,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895035                              .2500
      350,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895042                              .2500
      355,708.19                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1895047                              .2500
      100,300.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895056                              .2500
      249,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895067                              .2500
      110,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895105                              .2500
       94,300.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895136                              .2500
      288,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895160                              .2500
      259,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895165                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895186                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1895192                              .2500
      559,540.97                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895211                              .2500
      344,800.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895216                              .2500
      348,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895266                              .2500
      520,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895268                              .2500
      359,697.55                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895271                              .2500
      489,608.16                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895273                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895276                              .2500
      343,913.67                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1895280                              .2500
      374,666.25                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895293                              .2500
      382,678.23                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895297                              .2500
      416,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895302                              .2500
      196,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895314                              .2500
      205,100.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895325                              .2500
      274,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895329                              .2500
       56,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895332                              .2500
      254,301.46                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1895336                              .2500
      255,500.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895341                              .2500
      329,600.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895346                              .2500
      133,600.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1895347                              .2500
      596,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895363                              .2500
      228,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895372                              .2500
      284,800.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895380                              .2500
      300,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895391                              .2500
      329,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1895415                              .2500
      306,248.76                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895449                              .2500
      371,687.47                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895452                              .2500
      339,734.77                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895476                              .2500
      179,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895526                              .2500
      588,029.38                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895531                              .2500
      377,393.64                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895534                              .2500
      304,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895539                              .2500
      400,300.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1895550                              .2500
      250,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895561                              .2500
      299,571.88                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895598                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1895620                              .2500
      177,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895668                              .2500
      132,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895669                              .2500
      255,000.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      1895680                              .2500
      259,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895684                              .2500
      303,900.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      1895704                              .2500
      267,200.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895712                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895715                              .2500
      267,900.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895716                              .2500
      113,400.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1895717                              .2500
      450,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895749                              .2500
      268,274.43                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895761                              .2500
      316,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895767                              .2500
      254,790.98                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1895768                              .2500
      300,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1895774                              .2500
      258,807.78                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1895823                              .2500
      354,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895828                              .2500
      286,187.44                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1895832                              .2500
      366,014.24                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1895837                              .2500
      385,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895853                              .2500
      317,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895869                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1895875                              .2500
      283,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895894                              .2500
      400,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895911                              .2500
      360,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1895924                              .2500
      120,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1895986                              .2500
      300,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1895996                              .2500
      379,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896009                              .2500
      449,640.14                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896013                              .2500
      499,579.93                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      1896015                              .2500
      265,792.49                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896021                              .2500
      447,641.74                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896040                              .2500
      399,672.12                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1896069                              .2500
      266,400.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896082                              .2500
      287,014.53                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1896102                              .2500
      223,200.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896104                              .2500
      376,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896105                              .2500
      296,250.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700
1



      1896230                              .2500
      455,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896246                              .2500
       72,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      1896300                              .2500
      300,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896305                              .2500
      247,801.67                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896362                              .2500
      328,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1896455                              .2500
      311,900.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896492                              .2500
      572,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896493                              .2500
      253,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      1896505                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896541                              .2500
      300,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1896621                              .2500
      279,200.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896635                              .2500
      364,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896642                              .2500
      188,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896645                              .2500
      227,950.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896652                              .2500
      412,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896712                              .2500
      155,200.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1896832                              .2500
      257,600.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896837                              .2500
      350,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896853                              .2500
      410,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1896866                              .2500
      323,300.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1896869                              .2500
      297,600.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896881                              .2500
      910,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1896902                              .2500
      292,100.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1896946                              .2500
      254,950.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      1896980                              .2500
      380,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1897016                              .2500
      301,550.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      1897094                              .2500
      221,600.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1897129                              .2500
      264,900.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1897132                              .2500
      164,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1897381                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1897415                              .2500
      273,578.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1897556                              .2500
      600,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      1897587                              .2500
      275,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1898052                              .2500
      317,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      1898759                              .2500
      281,019.46                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      1899043                              .2500
      315,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      1899143                              .2500
      300,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      1899672                              .2500
      240,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2705673                              .2500
      593,587.92                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2745960                              .2500
      130,393.03                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      2746759                              .2500
       74,922.33                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2746778                              .2500
      154,869.78                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2748123                              .2500
      112,412.24                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2749234                              .2500
      164,850.84                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2749265                              .2500
      193,837.02                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2749971                              .2500
      479,210.80                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2749972                              .2500
      563,072.68                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2750094                              .2500
      286,159.39                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      2750237                              .2500
      277,366.79                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2750905                              .2500
      241,615.97                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2751851                              .2500
      259,703.35                           .0300
            6.2500                         .0000
            6.0000                         .1500
            5.8200                         .0000
            5.8200                         .0000

      2751891                              .2500
      124,012.41                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2751895                              .2500
      299,788.26                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2751909                              .2500
       79,934.43                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2751917                              .2500
      151,076.06                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2751970                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      2752022                              .2500
      359,247.93                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2752055                              .2500
      287,680.94                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2753128                              .2500
      649,467.20                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2754124                              .2500
      225,945.56                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2755411                              .2500
      119,913.15                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      2755468                              .2500
      368,497.69                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2756050                              .2500
      298,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2756053                              .2500
      260,400.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      2756077                              .2500
      199,000.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2756078                              .2500
      100,450.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2756849                              .2500
       73,500.00                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450

      2758194                              .2500
      260,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2758202                              .2500
       65,600.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2758212                              .2500
      130,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2758214                              .2500
      112,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2758389                              .2500
      322,400.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700
1



      2758390                              .2500
      285,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2758391                              .2500
      176,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2758392                              .2500
      304,900.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2758748                              .2500
      119,200.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2758750                              .2500
       87,050.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2758756                              .2500
      210,400.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2758763                              .2500
      250,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2758769                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      2758776                              .2500
      280,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2758779                              .2500
      260,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2758888                              .2500
      208,000.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2758890                              .2500
      288,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2760509                              .2500
      310,957.24                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2760510                              .2500
      110,600.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2760534                              .2500
      100,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761266                              .2500
       73,094.34                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      2761298                              .2500
      109,922.37                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2761299                              .2500
       92,532.98                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      2761304                              .2500
      213,565.96                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      2761317                              .2500
      114,708.20                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761321                              .2500
       74,550.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      2761331                              .2500
      135,896.51                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761387                              .2500
      252,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761390                              .2500
      100,000.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950
1



      2761396                              .2500
      279,200.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761400                              .2500
      183,600.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2761411                              .2500
      357,600.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761413                              .2500
      230,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761415                              .2500
       98,000.00                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450

      2761425                              .2500
       80,000.00                           .0800
            7.6250                         .0000
            7.3750                         .1500
            7.1450                         .0000
            6.3500                         .7950

      2761432                              .2500
      151,850.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761435                              .2500
      305,500.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      2761445                              .2500
      144,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761446                              .2500
      420,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761639                              .2500
      287,763.92                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761645                              .2500
      322,335.56                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761649                              .2500
      559,540.97                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761652                              .2500
      499,609.94                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761667                              .2500
      274,790.74                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761676                              .2500
      279,572.55                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      2761682                              .2500
      342,300.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761684                              .2500
      149,807.46                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2761686                              .2500
      557,553.78                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761689                              .2500
      263,788.88                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761690                              .2500
      335,744.33                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761693                              .2500
      314,519.14                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761694                              .2500
      253,422.10                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2761698                              .2500
      294,963.93                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      2761701                              .2500
      292,777.05                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761702                              .2500
      375,200.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761704                              .2500
      341,926.34                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761706                              .2500
      382,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761709                              .2500
      407,689.54                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761711                              .2500
      649,505.40                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761714                              .2500
      428,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761716                              .2500
      585,519.65                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      2761717                              .2500
      301,752.45                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761718                              .2500
      388,750.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2761726                              .2500
       97,925.42                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761731                              .2500
      312,550.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761733                              .2500
      344,231.25                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761735                              .2500
      261,605.70                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2761737                              .2500
      587,518.02                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761748                              .2500
      398,688.74                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      2761751                              .2500
      286,727.79                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761755                              .2500
      625,697.47                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      2761758                              .2500
      248,351.24                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761768                              .2500
      346,715.57                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761769                              .2500
      339,728.10                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761771                              .2500
      424,660.13                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761773                              .2500
      552,589.59                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2761775                              .2500
      330,816.93                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      2761781                              .2500
      359,329.64                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761784                              .2500
      440,326.80                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761786                              .2500
      618,528.99                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761788                              .2500
      599,520.18                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761792                              .2500
      368,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761797                              .2500
      305,749.17                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761799                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761802                              .2500
      255,620.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      2761803                              .2500
      227,826.51                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761806                              .2500
      349,720.11                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761810                              .2500
      139,469.03                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761818                              .2500
      507,703.63                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761825                              .2500
      409,663.92                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761831                              .2500
      189,855.42                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761835                              .2500
      336,696.88                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761842                              .2500
      321,892.38                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950
1



      2761852                              .2500
      160,871.25                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761855                              .2500
      322,268.93                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761856                              .2500
      285,776.89                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761858                              .2500
      455,626.22                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761862                              .2500
      285,138.23                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2761864                              .2500
      268,745.34                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761865                              .2500
      244,204.56                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761868                              .2500
      313,508.60                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      2761869                              .2500
      109,114.81                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761872                              .2500
      303,719.09                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761879                              .2500
      356,304.46                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2761887                              .2500
      559,529.52                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2761889                              .2500
      366,463.90                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761899                              .2500
      287,758.04                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2761902                              .2500
      356,257.73                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2761903                              .2500
      259,797.17                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      2761909                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761914                              .2500
      374,707.46                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761915                              .2500
      566,557.69                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761916                              .2500
      438,299.21                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761923                              .2500
      431,250.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761927                              .2500
      377,100.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2761928                              .2500
      323,740.90                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2761929                              .2500
      300,946.96                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      2761936                              .2500
      161,480.06                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2761937                              .2500
      163,878.28                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2761939                              .2500
      357,227.97                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2762085                              .2500
      171,900.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2762087                              .2500
      115,200.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2762088                              .2500
      520,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2763030                              .2500
       67,450.00                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450

      2763041                              .2500
       78,000.00                           .0800
            8.0000                         .0000
            7.7500                         .1500
            7.5200                         .0000
            6.3500                        1.1700
1



      2763043                              .2500
       82,500.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2763053                              .2500
      510,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2763069                              .2500
      180,000.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      2764087                              .2500
      264,300.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2764090                              .2500
      260,000.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      2764091                              .2500
      194,250.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2764699                              .2500
      281,000.00                           .0800
            7.8750                         .0000
            7.6250                         .1500
            7.3950                         .0000
            6.3500                        1.0450

      2764713                              .2500
      112,500.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000
1



      2764720                              .2500
       56,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2764731                              .2500
      170,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2765297                              .2500
      152,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2765302                              .2500
      115,900.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2765307                              .2500
      144,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200

      2765310                              .2500
       91,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2765318                              .2500
       48,900.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2765345                              .2500
       50,000.00                           .0800
            7.7500                         .0000
            7.5000                         .1500
            7.2700                         .0000
            6.3500                         .9200
1



      2765349                              .2500
       99,500.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2765353                              .2500
      200,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2765435                              .2500
      260,800.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2765436                              .2500
      231,900.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2765438                              .2500
      400,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767082                              .2500
      330,460.72                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2767087                              .2500
      649,492.93                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767089                              .2500
      290,761.47                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700
1



      2767092                              .2500
      543,531.62                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      2767114                              .2500
      340,727.31                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767120                              .2500
      545,600.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767122                              .2500
      417,382.16                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2767123                              .2500
      260,841.16                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767131                              .2500
      374,398.47                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767133                              .2500
      324,733.59                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2767144                              .2500
      337,236.72                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200
1



      2767153                              .2500
      252,652.76                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767157                              .2500
      316,733.68                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2767158                              .2500
      261,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2767166                              .2500
      418,587.81                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767171                              .2500
      283,767.21                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2767180                              .2500
      407,673.73                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767182                              .2500
      319,731.16                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2767183                              .2500
      268,500.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700
1



      2767191                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767196                              .2500
      359,642.17                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767198                              .2500
      378,604.42                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767203                              .2500
      570,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767206                              .2500
      398,688.74                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767211                              .2500
      583,544.42                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767214                              .2500
      315,486.35                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2767215                              .2500
      270,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700
1



      2767216                              .2500
      355,722.28                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767220                              .2500
      538,232.57                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767226                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767228                              .2500
      378,204.73                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767231                              .2500
      410,640.31                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2767235                              .2500
      346,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2767411                              .2500
      303,200.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450

      2767412                              .2500
      303,200.00                           .0800
            6.8750                         .0000
            6.6250                         .1500
            6.3950                         .0000
            6.3500                         .0450
1



      2767414                              .2500
      167,900.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      2767415                              .2500
      175,200.00                           .0300
            6.5000                         .0000
            6.2500                         .1500
            6.0700                         .0000
            6.0700                         .0000

      2767419                              .2500
      400,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2767537                              .2500
      263,250.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2767952                              .2500
       55,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2767973                              .2500
      233,300.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2767975                              .2500
      202,400.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2768064                              .2500
      228,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700
1



      2768801                              .2500
      264,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2768804                              .2500
      295,600.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      2768805                              .2500
      151,600.00                           .0300
            6.7500                         .0000
            6.5000                         .1500
            6.3200                         .0000
            6.3200                         .0000

      2768806                              .2500
      147,800.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2768905                              .2500
      350,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2769653                              .2500
       82,500.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2769664                              .2500
       75,000.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2769745                              .2500
      308,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450
1



      2769746                              .2500
      319,650.00                           .0800
            7.5000                         .0000
            7.2500                         .1500
            7.0200                         .0000
            6.3500                         .6700

      2770354                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2770360                              .2500
      812,500.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2770421                              .2500
      145,800.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2770520                              .2500
      570,000.00                           .0800
            7.0000                         .0000
            6.7500                         .1500
            6.5200                         .0000
            6.3500                         .1700

      2771162                              .2500
      192,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2771235                              .2500
      192,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2771388                              .2500
      524,000.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000
1



      2771389                              .2500
      148,000.00                           .0800
            7.1250                         .0000
            6.8750                         .1500
            6.6450                         .0000
            6.3500                         .2950

      2771390                              .2500
      300,000.00                           .0300
            6.6250                         .0000
            6.3750                         .1500
            6.1950                         .0000
            6.1950                         .0000

      2771894                              .2500
      650,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2771895                              .2500
      353,000.00                           .0800
            7.2500                         .0000
            7.0000                         .1500
            6.7700                         .0000
            6.3500                         .4200

      2772877                              .2500
      246,400.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

      2773832                              .2500
      520,000.00                           .0800
            7.3750                         .0000
            7.1250                         .1500
            6.8950                         .0000
            6.3500                         .5450

  TOTAL NUMBER OF LOANS:      836
  TOTAL BALANCE........:        261,040,502.85


1

  RUN ON     : 04/27/99            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.27.24            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 1999-S11       FIXED SUMMARY REPORT      CUTOFF : 04/01/99
  POOL       : 0004371
             :
             :
  POOL STATUS: U

                                   WEIGHTED AVERAGES      FROM         TO
  ------------------------------------------------------------------------------
  CURR NOTE RATE                        7.1541            6.2500      8.1250
  RFC NET RATE                          6.9038            6.0000      7.8750
  NET MTG RATE(INVSTR RATE)             6.6763            5.8200      7.6450
  POST STRIP RATE                       6.3440            5.8200      6.3500
  SUB SERV FEE                           .2503             .2500       .5000
  MSTR SERV FEE                          .0775             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .1500             .1500       .1500
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3323             .0000      1.2950







  TOTAL NUMBER OF LOANS:   836
  TOTAL BALANCE........:     261,040,502.85


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                           EXHIBIT G

                               FORM OF SELLER/SERVICER CONTRACT


        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      Incorporation of Guides by Reference.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      Amendments.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      Representations and Warranties.

        a.     Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

               (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

               (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

               (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

               (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

        b.     Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      Remedies of Residential Funding.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      Seller/Servicer's Status as Independent Contractor.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      Prior Agreements Superseded.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      Assignment.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      Notices.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







        Attention:

        Telefacsimile Number:  (___) ___-____

9.      Jurisdiction and Venue.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     Miscellaneous.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                     SELLER/SERVICER

[Corporate Seal]


                                           (Name of Seller/Servicer)

By:                                         By:
        (Signature)                                (Signature)


                                            By:
        (Typed Name)                               (Typed Name)


Title:                                      Title:




ATTEST:                                     RESIDENTIAL FUNDING CORPORATION

By:                                         By:
        (Signature)                                (Signature)


                                            By:
        (Typed Name)                               (Typed Name)


Title:                                      Title:

                                           EXHIBIT H

                                 FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circleMortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents: [ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                            Other:

Name

Title

Date

                                          EXHIBIT I-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      : ss.:
COUNTY OF      )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1999-S11, Class R (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

               2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

               3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                            I-1-1

               4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

               6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

               7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

               8. The Owner's Taxpayer Identification Number is ___________.

               9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

               10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

               11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

               12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                            I-1-2

               13. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or to the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996.

               14. (a) The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (1) or (2) are accurate: (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA;

               (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Owner to acquire the Certificates, each of the following statements is accurate: (a) the Owner is an insurance company; (b) the Source is assets of the Owner's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Owner are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

               (b) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer


                                            I-1-3
to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                            I-1-4

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                            [NAME OF OWNER]


                                            By:
                                            [Name of Officer]
                                            [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of ________________, 199__.




                                            NOTARY PUBLIC

                                            COUNTY  OF  STATE  OF My  Commission
                                            expires     the    ____    day    of
                                            _______________, 19__.


                                            I-1-5

                                          EXHIBIT I-2

                                FORM OF TRANSFEROR CERTIFICATE


                                               __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S11

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S11, Class R

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S11, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section


                                            I-2-1

1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

               4.  The  Seller  has  no  actual   knowledge  that  the  proposed
Transferee is not both a United States Person and a Permitted Transferee.

                                               Very truly yours,




                                               (Seller)


                                               By:
                                               Name:
                                               Title:


                                            I-2-2

                                          EXHIBIT J-1

                            FORM OF INVESTOR REPRESENTATION LETTER

                                   ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1999-S11

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S11, [Class B-     ]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S11, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                      (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                      (c) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                                               Very truly yours,


                                               (Purchaser)

                                               By:
                                               Name:
                                               Title:

                                         EXHIBIT J-2

                             FORM OF ERISA REPRESENTATION LETTER

                                            ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Attention:  Residential Funding Corporation Series 1999-S11

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S11, [Class M-]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S11, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                                (a) The Purchaser is not an employee  benefit or
               other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.
               ss.2510.3-101;


                                            J-2-1

                                (b) The Purchaser is an insurance  company;  the
               source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                                (c) The Purchaser has provided the Trustee,  the
               Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:
                                                   Name:
                                                   Title:

                                            J-2-2

                                           EXHIBIT K

                           FORM OF TRANSFEROR REPRESENTATION LETTER




                                                            , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention: Residential Funding Corporation Series 1999-S11

               Re:    Mortgage Pass-Through Certificates,
                      Series 1999-S11, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-S11, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    (Seller)



                                    By:
                                    Name:
                                    Title:

                                           EXHIBIT L

                         [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                    Description of Rule 144A Securities, including numbers:
                        ===============================================
                        ===============================================


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 1999 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                      b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                               Print Name of Buyer

By:                                                By:
    Name:                                          Name:
    Title:                                            Title:

Taxpayer Identification:                    Taxpayer Identification:

No.                                                No.

Date:                                              Date:

                              ANNEX 1 TO EXHIBIT L


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

           3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No        Securities only for the Buyer's own account?

           6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer

                                    By:
                                            Name:
                                            Title:

                                    Date:

                              ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                               Name:
                                               Title:

                                            IF AN ADVISER:


                                            Print Name of Buyer


                                            Date:

                                           EXHIBIT M

                          [TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 12.01(e) FOR A
                                       LIMITED GUARANTY]


                                          ARTICLE XII

                    Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                           EXHIBIT N

                                  [FORM OF LIMITED GUARANTY]

                                       LIMITED GUARANTY

                        RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                              Mortgage Pass-Through Certificates
                                        Series 1999-S11


                                                           , 199__


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S11

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1999-S11 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

               4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

               5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

               6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

               7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

               8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                            Name:
                                            Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                           EXHIBIT O

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

Attention:  Residential Funding Corporation Series 1999-S11

               Re: Mortgage Pass-Through Certificates, Series 1999-S11 Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

          (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                            (Lender)

                                            By:
                                            Name:
                                            Title:

                                           EXHIBIT P

                                SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
2751851 259,703.35      5.970   8.1538461538%   21,175.81
1893718 180,000.00      6.095   6.2307692308%   11,215.38
1868498 204,246.10      6.220   4.3076923077%   8,798.29
1885805 253,370.74      6.220   4.3076923077%   10,914.43
1886354 140,073.26      6.220   4.3076923077%   6,033.93
1894216 300,000.00      6.220   4.3076923077%   12,923.08
2749234 164,850.84      6.220   4.3076923077%   7,101.27
2750905 241,615.97      6.220   4.3076923077%   10,408.07
2754124 225,945.56      6.220   4.3076923077%   9,733.04
2758888 208,000.00      6.220   4.3076923077%   8,960.00
2765435 260,800.00      6.220   4.3076923077%   11,234.46
2767415 175,200.00      6.220   4.3076923077%   7,547.08
1864960 101,393.11      6.345   2.3846153846%   2,417.84
1883845 187,000.00      6.345   2.3846153846%   4,459.23
1887095 256,748.28      6.345   2.3846153846%   6,122.46
1888919 255,000.00      6.345   2.3846153846%   6,080.77
1892472 84,800.00       6.345   2.3846153846%   2,022.15
1892728 209,500.00      6.345   2.3846153846%   4,995.77
1893061 167,900.00      6.345   2.3846153846%   4,003.77
1893115 259,770.61      6.345   2.3846153846%   6,194.53
2761755 625,697.47      6.345   2.3846153846%   14,920.48
2764090 260,000.00      6.345   2.3846153846%   6,200.00
2767414 167,900.00      6.345   2.3846153846%   4,003.77
2771388 524,000.00      6.345   2.3846153846%   12,495.38
2771390 300,000.00      6.345   2.3846153846%   7,153.85
1852533 236,675.11      6.470   0.4615384615%   1,092.35
1879092 329,715.88      6.470   0.4615384615%   1,521.77
1885656 274,763.23      6.470   0.4615384615%   1,268.14
1886539 99,164.54       6.470   0.4615384615%   457.68
1889150 73,286.84       6.470   0.4615384615%   338.25
1889296 272,000.00      6.470   0.4615384615%   1,255.38
1891754 355,000.00      6.470   0.4615384615%   1,638.46
1892318 131,886.35      6.470   0.4615384615%   608.71
1892484 89,600.00       6.470   0.4615384615%   413.54
1892908 293,750.00      6.470   0.4615384615%   1,355.77
1893099 351,392.16      6.470   0.4615384615%   1,621.81
1893101 531,541.96      6.470   0.4615384615%   2,453.27
1893102 277,261.08      6.470   0.4615384615%   1,279.67
1893123 343,405.98      6.470   0.4615384615%   1,584.95
1893129 278,781.01      6.470   0.4615384615%   1,286.68
1893131 389,326.54      6.470   0.4615384615%   1,796.89
1893140 578,998.45      6.470   0.4615384615%   2,672.30
1893164 314,459.11      6.470   0.4615384615%   1,451.35
1893342 137,600.00      6.470   0.4615384615%   635.08
1893771 160,000.00      6.470   0.4615384615%   738.46
1894575 223,200.00      6.470   0.4615384615%   1,030.15
2761304 213,565.96      6.470   0.4615384615%   985.69
2763069 180,000.00      6.470   0.4615384615%   830.77
2764713 112,500.00      6.470   0.4615384615%   519.23
2767092 543,531.62      6.470   0.4615384615%   2,508.61
2768804 295,600.00      6.470   0.4615384615%   1,364.31
2768805 151,600.00      6.470   0.4615384615%   699.69

                                           EXHIBIT Q

                                 FORM OF REQUEST FOR EXCHANGE

                                                          [Date]


The First National Bank of Chicago
One First National Plaza, Suite IL-0126
Chicago, Illinois 60670

               Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1999-S11

               Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

               1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

               [2.    Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

               The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of April 1, 1999, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION


                                            By:

                                            Name:

                                            Title: